          As filed with the Securities and Exchange Commission on April 26, 2007

                                           1933 Act Registration No. 333-112927

                                            1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 7 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 74 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                          Multi-Fund (Reg. TM) Select

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Brian Burke, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2007, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on ______________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Multi-Fund (Reg. TM) Select
Lincoln National Variable Annuity Account C Individual Variable Annuity
Contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46801-2340
1-800-454-6265
www.LFG.com

This prospectus describes the individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). It is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's value until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit.

Purchase payments must be at least $25 per payment, and at least $600 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $20.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available funds are listed below:
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein Global Technology Portfolio
     AllianceBernstein Growth and Income Portfolio
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
Baron Capital Funds Trust (Insurance Shares):
     Baron Capital Asset Fund
Delaware VIP Trust (Service Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series

   Delaware VIP REIT Series*
   Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series

     Delaware VIP Value Series

DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*

Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio


Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Cohen & Steers Global Real Estate Fund*
     LVIP Delaware Bond Fund
     (formerly Bond Fund)
     LVIP Delaware Growth and Income Fund
     (formerly Growth and Income Fund)
     LVIP Delaware Managed Fund
     (formerly Managed Fund)
     LVIP Delaware Social Awareness Fund
     (formerly Social Awareness Fund)
     LVIP Delaware Special Opportunities Fund*
     LVIP FI Equity-Income Fund*
     (formerly Equity-Income Fund)
     LVIP Janus Capital Appreciation Fund
     (formerly Capital Appreciation Fund)
     LVIP Mondrian International Value Fund
     (formerly International Fund)
     LVIP Money Market Fund
     LVIP S&P 500 Index Fund* **
     LVIP Small-Cap Index Fund*
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     (formerly Aggressive Growth Fund)
     LVIP UBS Global Asset Allocation Fund
     (formerly Global Asset Allocation Fund)

   LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Aggressive Profile Fund
     (formerly Aggressive Profile Fund)
     LVIP Wilshire Conservative Profile Fund
     (formerly Conservative Profile Fund)
     LVIP Wilshire Moderate Profile Fund
     (formerly Moderate Profile Fund)
     LVIP Wilshire Moderately Aggressive Profile Fund
     (formerly Moderately Aggressive Profile Fund)

MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) Utilities Series

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio*

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2007

Table of Contents




Item                                                        Page
Special Terms                                                5
Expense Tables                                               6
Summary of Common Questions                                 10
The Lincoln National Life Insurance Company                 11
Fixed Side of the Contract                                  12
Variable Annuity Account (VAA)                              12
Investments of the Variable Annuity Account                 12
Charges and Other Deductions                                16
The Contracts                                               18
 Purchase Payments                                          19
 Transfers On or Before the Annuity Commencement Date       19
 Transfers After the Annuity Commencement Date              22
 Death Benefit Before the Annuity Commencement Date         22
 Investment Requirements                                    23
 Surrenders and Withdrawals                                 24
Distribution of the Contracts                               26
 i4LIFE (Reg. TM) Advantage for Qualified Contracts         27
 Annuity Payouts                                            31
Federal Tax Matters                                         33
Additional Information                                      37
 Voting Rights                                              37
 Return Privilege                                           37
 Other Information                                          38
 Legal Proceedings                                          38
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C             39
Appendix A - Condensed Financial Information                A-1

Special Terms

In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity payments are based.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.


Death benefit - The amount payable to your designated beneficiary if the owner dies before the annuity commencement date. If the contract is owned by a non-natural person, the death benefit will be paid on the death of the annuitant.

Guaranteed Income Benefit - A feature integrated into i4LIFE (Reg. TM) Advantage that provides a guaranteed minimum payout floor for the i4LIFE (Reg.
TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.


Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



     The maximum surrender charge (contingent deferred sales charge)      6.0%*
     (as a percentage of contract value surrendered/withdrawn):

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. The cumulative surrender charge will never exceed 9% of the purchase payments applied to the contract. See Charges and Other Deductions - Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $25**

** The Account Fee may be reduced or eliminated for any particular contract.

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):



     Mortality and expense risk charge: 1.002%

Loan Set-up Fee (per loan): $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)


Loan Interest: 7.0% annually of the amount held in the loan account


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2006. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.53%        1.63%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.53%        1.41%



* Thirteen of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2008.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2006:



(as a percentage of each fund's average net assets):


                                                              Management                      Other
                                                                 Fees        12b-1 Fees      Expenses
                                                               (before        (before        (before
                                                                 any            any            any
                                                               waivers/       waivers/       waivers/
                                                              reimburse-     reimburse-     reimburse-
                                                                ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.75   %       0.25   %       0.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.55           0.25           0.06
American Funds Global Growth Fund (Class 2)                   0.55           0.25           0.03
American Funds Growth Fund (Class 2)                          0.32           0.25           0.02
American Funds Growth-Income Fund (Class 2)                   0.27           0.25           0.01
American Funds International Fund (Class 2)                   0.50           0.25           0.04
Baron Capital Asset Fund (Insurance Shares)                   1.00           0.25           0.07
Delaware VIP Diversified Income Series (Service Class) (1)    0.65           0.30           0.13
Delaware VIP High Yield Series (Service Class)(2)             0.65           0.30           0.12
Delaware VIP REIT Series (Service Class)(3)                   0.73           0.30           0.10



                                                                                                      Total
                                                                                                    Expenses
                                                                               Total                 (after
                                                                              Expenses     Total    Contractu
                                                                              (before   Contractual    ua
                                                               Acquired         any      waivers/   waivers/
                                                                 Fund         waivers/  reimburse-  reimburse
                                                               Fees and      reimburse-    ments       e-
                                                               Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)   0.00   %       1.18   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)   0.00           0.86
American Funds Global Growth Fund (Class 2)                   0.00           0.83
American Funds Growth Fund (Class 2)                          0.00           0.59
American Funds Growth-Income Fund (Class 2)                   0.00           0.53
American Funds International Fund (Class 2)                   0.00           0.79
Baron Capital Asset Fund (Insurance Shares)                   0.00           1.32
Delaware VIP Diversified Income Series (Service Class) (1)    0.00           1.08       -0.05   %   1.03   %
Delaware VIP High Yield Series (Service Class)(2)             0.00           1.07       -0.05       1.02
Delaware VIP REIT Series (Service Class)(3)                   0.00           1.13       -0.05       1.08

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
Delaware VIP Small Cap Value Series (Service Class)(4)              0.72   %       0.30   %       0.11   %
Delaware VIP Trend Series (Service Class)(5)                        0.74           0.30           0.12
Delaware VIP Value Series (Service Class)(6)                        0.65           0.30           0.11
DWS Equity 500 Index VIP (Class B)(7)                               0.29           0.25           0.00
DWS Small Cap Index VIP (Class B)                                   0.45           0.25           0.05
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)    0.57           0.25           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(9)        0.57           0.25           0.12
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(10)(11)                                                     0.95           0.25           0.15
LVIP Delaware Bond Fund (Service Class)(12)                         0.34           0.25           0.07
LVIP Delaware Growth and Income Fund (Service Class)(12)            0.33           0.25           0.07
LVIP Delaware Managed Fund (Service Class)(12)                      0.41           0.25           0.09
LVIP Delaware Social Awareness Fund (Service Class)(12)             0.35           0.25           0.07
LVIP Delaware Special Opportunities Fund (Service Class)(12)        0.37           0.25           0.08
LVIP FI Equity-Income Fund (Service Class)(12)(13)                  0.73           0.25           0.08
LVIP Janus Capital Appreciation Fund (Service Class)(12)(14)        0.75           0.25           0.09
LVIP Mondrian International Value Fund (Service Class)(12)          0.71           0.25           0.14
LVIP Money Market Fund (Service Class)(12)                          0.40           0.25           0.08
LVIP S&P 500 Index Fund (Service Class)(15)                         0.24           0.25           0.11
LVIP Small-Cap Index Fund (Service Class)(16)(17)                   0.32           0.25           0.14
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.73           0.25           0.12
LVIP UBS Global Asset Allocation Fund (Service Class)(12)           0.73           0.25           0.18
LVIP Wilshire 2010 Profile Fund (Service Class)(18)(19)             0.25           0.25           0.27
LVIP Wilshire 2020 Profile Fund (Service Class)(18)(19)             0.25           0.25           0.17
LVIP Wilshire 2030 Profile Fund (Service Class)(18)(19)             0.25           0.25           0.15
LVIP Wilshire 2040 Profile Fund (Service Class)(18)(19)             0.25           0.25           0.22
LVIP Wilshire Aggressive Profile Fund (Service Class)(12)(18)(19)   0.25           0.25           0.19
LVIP Wilshire Conservative Profile Fund (Service
 Class))(12)(18)(19)                                                0.25           0.25           0.16
LVIP Wilshire Moderate Profile Fund (Service Class))(12)(18)(19)    0.25           0.25           0.06
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class))(12)(18)(19)                                                0.25           0.25           0.08
MFS (Reg. TM) VIT Utilities Series (Service Class)(20)              0.75           0.25           0.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(21)             0.83           0.00           0.15



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
Delaware VIP Small Cap Value Series (Service Class)(4)              0.00   %       1.13   %   -0.05   %   1.08   %
Delaware VIP Trend Series (Service Class)(5)                        0.00           1.16       -0.05       1.11
Delaware VIP Value Series (Service Class)(6)                        0.00           1.06       -0.05       1.01
DWS Equity 500 Index VIP (Class B)(7)                               0.00           0.54       -0.01       0.53
DWS Small Cap Index VIP (Class B)                                   0.00           0.75
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(8)    0.00           0.91
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(9)        0.00           0.94
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(10)(11)                                                     0.00           1.35       -0.25       1.10
LVIP Delaware Bond Fund (Service Class)(12)                         0.00           0.66
LVIP Delaware Growth and Income Fund (Service Class)(12)            0.00           0.65
LVIP Delaware Managed Fund (Service Class)(12)                      0.00           0.75
LVIP Delaware Social Awareness Fund (Service Class)(12)             0.00           0.67
LVIP Delaware Special Opportunities Fund (Service Class)(12)        0.00           0.70
LVIP FI Equity-Income Fund (Service Class)(12)(13)                  0.00           1.06       -0.06       1.00
LVIP Janus Capital Appreciation Fund (Service Class)(12)(14)        0.00           1.09       -0.14       0.95
LVIP Mondrian International Value Fund (Service Class)(12)          0.00           1.10
LVIP Money Market Fund (Service Class)(12)                          0.00           0.73
LVIP S&P 500 Index Fund (Service Class)(15)                         0.00           0.60       -0.07       0.53
LVIP Small-Cap Index Fund (Service Class)(16)(17)                   0.00           0.71
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.00           1.10
LVIP UBS Global Asset Allocation Fund (Service Class)(12)           0.00           1.16
LVIP Wilshire 2010 Profile Fund (Service Class)(18)(19)             0.72           1.49       -0.27       1.22
LVIP Wilshire 2020 Profile Fund (Service Class)(18)(19)             0.81           1.48       -0.17       1.31
LVIP Wilshire 2030 Profile Fund (Service Class)(18)(19)             0.82           1.47       -0.15       1.32
LVIP Wilshire 2040 Profile Fund (Service Class)(18)(19)             0.91           1.63       -0.22       1.41
LVIP Wilshire Aggressive Profile Fund (Service Class)(12)(18)(19)   0.91           1.60       -0.19       1.41
LVIP Wilshire Conservative Profile Fund (Service
 Class))(12)(18)(19)                                                0.72           1.38       -0.16       1.22
LVIP Wilshire Moderate Profile Fund (Service Class))(12)(18)(19)    0.81           1.37       -0.06       1.31
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class))(12)(18)(19)                                                0.82           1.40       -0.08       1.32
MFS (Reg. TM) VIT Utilities Series (Service Class)(20)              0.00           1.11
Neuberger Berman Mid-Cap Growth Portfolio (I Class)(21)             0.00           0.98



(1) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Since inception through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.81%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(2) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expense (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(3) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.00%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 1.03%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.95% and 0.92%, respectively. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.86%, respectively. Without such an arrangement, the total operating expense for the Series would have been 0.76% for the fiscal year 2006 (excluding 12b-1 fees). Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2008, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets. DMC has voluntarily elected to waive its management fee for this Series to 0.60%.

(7) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, and 0.53% for Class B.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(10) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.22% on the first $250,000,000 of average daily net assets of the fund; and 0.32% on the excess of $250,000,000. The waiver will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund. The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets (Service Class at 1.10%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(11) "Other Expenses" are based on estimated expenses for the current fiscal year.

(12) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(13) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.3% on the first $250 million of average daily net assets of the fund; 0.08% on the next $500 million and 0.13% of average daily net assets in excess of $750 million. Prior to September 1, 2006, the waiver amount was 0.00% on the first $250 million of average daily net assets of the fund; 0.05% on the next

    $500 million and 0.10% of average daily net assets in excess of $750 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(14) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100 million of average daily net assets of the fund; 0.10% of the next $150 million of average daily net assets of the fund; 0.15% of the next $250 million of average daily net assets of the fund; 0.10% of the next $250, million of average daily net assets of the fund; 0.15% of the next $750, million of average daily net assets of the fund; and 0.20% of average daily net assets in excess of $1.5 billion The fee waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(15) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets (Service Class at 0.34%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(16) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets (Service Class at 0.71%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(17) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. Due to the change in investment objective for this fund, the management fee decreased.

(18) Lincoln Life had contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses ) exceed 0.30% of average daily net assets. Effective January 1, 2007 Lincoln Life has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets (Service Class at 0.50%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the fund.

(19) In addition to the Annual fund Operating Expenses, the Lincoln Profile Funds also bear their portion of the fees and expenses of the underlying funds in which they invest. The "Acquired Fund Fees and Expenses" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(20) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(21) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2010 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.


For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the contract and any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,024    $1,882    $2,546    $4,349

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $419   $1,267    $2,130    $4,349

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, service features and enhancements may not be available in all states, and the charges may vary in certain states. Please check with your investment representative regarding their availability. You should refer to your contract for any state-specific provisions.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Investment Requirements? If you elect i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw contract value, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn contract value, depending upon how many contract years have elapsed. We may waive surrender charges in certain situations. See Charges and Other
Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

An annual account fee of $25 may be assessed on certain types of contracts.

We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk and administrative charge equal to an annual rate of 1.002%. See Charges and Other Deductions.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectus for the funds.

For information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase, that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose..

What happens if I die before I annuitize? Your beneficiary will receive a death benefit. Your beneficiary has options as to how the death benefit is paid. See The Contracts - Death Benefit Before the Annuity Commencement Date.


May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What is Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. You will receive the Guaranteed Income Benefit when you elect i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.


Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Financial Statements

The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.




The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation

(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. On April 2, 2007, Jefferson-Pilot Life Insurance Company was merged into Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.




Fixed Side of the Contract
Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 1.5%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at anytime.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The SEC does not supervise the VAA or Lincoln Life. The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits. Similarly, different contract options have different charges, which may affect subaccount performance.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.



Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.40%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Baron, Delaware, DWS, Fidelity, Lincoln and MFS Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.

  o AllianceBernstein Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.

Baron Capital Funds Trust, advised by BAMCO, Inc.

  o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.

 The Board of Trustees of the Baron Capital Asset Fund has approved a reorganization pursuant to which the assets of the Capital Asset Fund would be acquired and certain liabilities of the Fund would be assumed by the LVIP Baron Growth Opportunities Fund. This reorganization is subject to the satisfaction of certain conditions, including approval by the Baron Capital Asset Fund's shareholders. This reorganization is scheduled to occur in June 2007.

Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o High Yield Series (Service Class): Capital appreciation.

  o REIT Series (Service Class): Total return.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class B): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class B): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): Capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (formerly Bond Fund)

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (formerly Growth and Income Fund)

  o LVIP Delaware Managed Fund (Service Class): Total return.
     (formerly Managed Fund)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (formerly Social Awareness Fund)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP FI Equity-Income Fund (Service Class): Income.
    (Subadvised by Fidelity Management & Research Company)
    (formerly Equity-Income Fund)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (formerly Capital Appreciation Fund and Growth Fund)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (formerly International Fund)

  o LVIP Money Market Fund (Service Class): Preservation of capital.

  o LVIP S&P 500 Index Fund (Service Class): Capital appreciation. (formerly Core Fund)

  o LVIP Small-Cap Index Fund (Service Class): Capital appreciation.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (formerly Aggressive Growth Fund)

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (formerly Global Asset Allocation Fund)

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.
     This fund will be available as of June 4, 2007. Consult your financial adviser.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds.
     (formerly Aggressive Profile Fund)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.
     (formerly Conservative Profile Fund)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds.
     (formerly Moderate Profile Fund)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.
     (formerly Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Utilities Series (Service Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.


Fund Shares


We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts, a mortality and expense risk and administrative charge which is equal to an annual rate of 1.002%.

Account Fee

We will deduct $25 from the contract value on the last valuation date of each contract year to compensate us for the administrative services provided to you. This $25 account fee will also be deducted from the contract value upon surrender. This account fee may be reduced or eliminated for any particular contract.


Loan Fee

A one-time fee of up to $35 may be charged to set up a loan.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of contract value as follows:



                                                         Contract year in which
                                                      surrender/withdrawal occurs
                                            ------------------------------------------------
                                             1    2    3    4    5    6    7    8    9+
      Surrender charge as a percentage of th6%   6    6    5    4    3    2    1    0
      surrendered or withdrawn proceeds

The surrender charge will never exceed 9% of the purchase payments applied to the contract.


A surrender charge does not apply to:
 o A surrender or withdrawal of contract value after eight full contract years.
 o Withdrawals during a contract year to the extent that the total contract value withdrawn during that year does not exceed the free amount which is equal to 15% of the contract value. This exception does not apply to a surrender of the contract.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
 o A surrender of the contract as a result of the death of the contractowner or annuitant. See The contracts - Death benefit before annuity commencement date.
 o Contract value applied to calculate the benefit amount under any annuity payout option made available by Lincoln Life.
 o Periodic payments made under any annuity payout option made available by us.

Some contracts may also waive surrender charges in the event of:
A surrender or withdrawal due to financial hardship or unforseeable emergency as allowed by the plan.
A surrender or withdrawal due to the contractowner or annuitant's retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown or any other program instituted by the employer which would reduce the work force by more than 20%.
 o A surrender or withdrawal after 5 complete contract years due to separation from service if the participant is at least age 55.
 o A surrender or withdrawal due to a Qualified Domestic Relations Order
(QDRO).

Your contract will contain the specific circumstances regarding when the surrender charges will apply.

The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant will be considered the contractowner for purposes of determining when a surrender charge does not apply.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.

Other Charges and Deductions

There are additional deductions from and expenses paid out of the assets of the funds that are more fully described elsewhere in this booklet and in the prospectuses for the funds respectively. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information


The charges described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and /or the interest rate declared on the fixed account may be enhanced for certain contracts. However, these reductions or enhancements may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

The contractowner, joint owner and annuitant cannot be older than age 74.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-sheltered growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments


Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum annual amount for purchase payments is $600. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.



Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments


Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed subaccount, if available.


The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $20, subject to state approval. Upon allocation to a subaccount, purchase payments are converted into accumulation units. The number of accumulation units credited is determined by dividing the amount allocated to each subaccount by the value of an accumulation unit for that subaccount on the valuation date on which the purchase payment is received at our Home office if received before 4:00 p.m., New York time. If the purchase payment is received at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your agent (other than through Lincoln Financial Advisors Corporation), we will not begin processing the purchase payment until we receive it from your agent's broker-dealer. The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. We reserve the right to waive these restrictions. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or cross re-investment elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $500 (or the entire amount in the subaccount, if less than $500). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $500 or the total amount in the subaccount if less than $500. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $500 or the amount in the fixed account.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing


Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures.

We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.


We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount in the VAA or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service, portfolio rebalancing and automatic withdrawal service. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Death Benefit Before the Annuity Commencement Date

If the contractowner or annuitant dies prior to the annuity commencement date, a death benefit may be payable.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option.

The death benefit paid to your designated beneficiary will be the greater of:

1. The contract value on the valuation date the death benefit is approved by us for payment; or

2. The sum of all purchase payments minus all withdrawals, including any applicable charges and any premium tax incurred.

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:

1. If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

2. If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



Investment Requirements

Contractowners who have elected i4LIFE (Reg. TM) with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect i4LIFE (Reg. TM), the Investment Requirements will not apply to your contract.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have this rider and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AllianceBernstein Global Technology Portfolio
o American Funds Global Growth Fund
o American Funds International Fund
o Baron Capital Asset
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Lincoln VIP Aggressive Growth Fund
o Lincoln VIP International Fund
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of i4LIFE (Reg. TM) Advantage, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the Lincoln VIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Ownership


The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity Payouts - Annuity Options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request placed at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the:

a. annuitant attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.

Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. The annual interest rate for loans is 7.0% of the amount held in the loan account. We will credit interest at an annual rate of 4.5% on the loan value.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts

Pending regulatory approval, Lincoln Financial Distributors ("LFD") will serve as Principal Underwriter of this contract as of May 1, 2007. If regulatory approval is not obtained on or before May 1, 2007, then Lincoln Life will act as Principal Underwriter until LFD is able to assume such duties. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission we pay to LFA is 9.00% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFA is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. We also pay for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.


Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFA, is 9.00% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2006 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.

Contractowner Questions


The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-454-6265.


i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, regular income payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the periodic income commencement date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge as described in i4LIFE (Reg.
TM) Advantage Charges below.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another annuity payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your regular income payments. The annuitant, or secondary life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The periodic income commencement date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal death benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

i4LIFE (Reg. TM) Advantage Charges. The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the account value. During the Access Period, an amount equal to the monthly i4LIFE (Reg. TM) Advantage percentage charge multiplied by the Account Value will be deducted from the subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg. TM) Advantage rider charge is in addition to the other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the subaccounts and added to the mortality and expense risk charge. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.

Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a death benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. A request to extend the Access Period will be effective on the next periodic income commencement date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.

If you extend the Access Period, subsequent regular income payments and the GIB will be reduced accordingly. The GIB will be adjusted in proportion to the reduction in the new regular income payment. Extending the Access Period lowers the regular payment and GIB because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a regular income payment of $433 a month and a GIB of $332 per month. If you extend your access period to 30 years, the regular income payment decreases to $428 per month (a reduction of 1.15%) and the GIB is also reduced by 1.15% for a payment of $328.

We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the regular income payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.

Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the periodic income commencement date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life (and the secondary life, if applicable) and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your regular income payments. Regular income payments will begin within 14 days of the periodic income commencement date. At this time, changes to the Access Period can only be made on periodic income commencement date anniversaries.

Regular income payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular income payments are not subject to any surrender charges or applicable interest adjustments. For information regarding income tax consequences of regular income payments, See Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value, on the applicable valuation date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a contract owner has an Account Value of $100,000 and an income payment of $400 per month. If the contract owner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the regular income payment. The regular income payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the secondary life must be the annuitant's spouse and must be the primary beneficiary. If either the annuitant or secondary life dies during the Access Period, the surviving life may elect to continue regular income payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular income payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the annuitant, the secondary life may choose to take the death benefit, and the i4LIFE (Reg. TM) Advantage Rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the secondary life during the Access Period, if applicable. If there is no surviving life, then the regular income payments will cease and this Rider will terminate.

For a single life option, if the annuitant dies during the Access Period, a death benefit will be paid and the regular income payments will cease and this Rider will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. The frequency of regular income payments, the assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the annuitant and secondary life (if living);
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Your regular income payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will vary on an annual basis for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other additional withdrawals (including withdrawals to provide the GIB).

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

The following example demonstrates the impact of a withdrawal on your death benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income payments $25,000
Additional Withdrawal $15,000
Death Benefit Value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no death benefit.

During the access period, if the single life option has been elected, then upon the death of the annuitant, the regular income payments will cease and this Rider will terminate If the joint life option has been elected, then upon the death of the annuitant, the secondary life, if still surviving, as spouse and primary beneficiary, may terminate the contract and this Rider and receive full payment of the death benefit or elect to continue the contract and this Rider and receive regular income payments for his/her lifetime. Upon the death of the secondary life, the annuitant if still surviving, may continue to receive regular income payments for the remainder of the access period and for the lifetime income period or may elect to terminate this Rider. If neither the annuitant nor the secondary life is still surviving, the regular income payments will cease and this Rider will terminate.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. If this Rider is continued, upon approval of the death claim the excess, if any, of the death benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the regular income payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


General i4LIFE (Reg. TM) Advantage Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the GIB Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200
GIB before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in GIB for Withdrawal = $750 x 10% = $75
GIB after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit (GIB)

The GIB ensures that your regular income payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The GIB is in effect during both the access period and the lifetime income period.

The GIB is initially equal to 75% of the initial regular income payment. If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the GIB, because of poor investment results, a payment equal to the GIB is the minimum payment you will receive. If the GIB is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the GIB, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the GIB. This additional amount will be withdrawn from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the GIB, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the GIB may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the GIB for as long as the annuitant, or secondary life, if applicable, is living.

The GIB has an automatic step-up feature that works as follows: During the 15-year step-up period, the GIB will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior GIB. The 15-year period will run from the periodic income commencement date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the valuation date of the first regular income payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the contractowner may continue with the current GIB amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the GIB, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The GIB is reduced by withdrawals (other than regular income payments or GIB payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the regular income payments and the GIB.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your regular income payment, your GIB will also be reduced. The GIB will be reduced in proportion to the reduction in the regular income payment. You may not shorten your Access Period.



Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.002% will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

General Information

The annuity commencement date is usually on or before the contractowner's 90th birthday. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:

 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and

 o Certain contracts used in connection with structured settlement agreements.


For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal.

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM)Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.

 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or

 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.



Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers


As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.



Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the

VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.



Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. In addition, because we expect to vote all shares of the underlying fund we own at a meeting of the shareholders of the underlying fund, all shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.



Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.



Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings


In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Multi-Fund (Reg. TM) Select
                  Lincoln National Variable Annuity Account C











Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C (Multi-Fund (Reg. TM) Select).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
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Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, Indiana 46801.

Appendix A - Condensed Financial Information


Accumulation Unit Values

The following information relates to accumulation unit values and number of accumulation units for the MultiFund (Reg. TM) Select subaccounts for the following periods ended December 31. It should be read along with the VAA's financial statements and notes which are included in the SAI.




                 Accumulation unit value
                 -----------------------      Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
AllianceBernstein Growth and Income
Portfolio
2004.........       10.082      11.133              6
2005.........       11.133      11.528             61
2006.........       11.528      13.352            117
-------------       ------      ------            ---
AllianceBernstein Global Technology
Portfolio
2004.........        9.161      10.933              2
2005.........       10.933      11.219             24
2006.........       11.219      12.038             50
-------------       ------      ------            ---
American Funds Global Growth Fund
2004.........        9.798      11.310             13
2005.........       11.310      12.773            107
2006.........       12.773      15.229            227
-------------       ------      ------            ---
American Funds Growth Fund
2004.........        9.591      11.148            114
2005.........       11.148      12.824            796
2006.........       12.824      13.993          1,722
-------------       ------      ------          -----
American Funds Growth-Income Fund
2004.........        9.794      10.978             74
2005.........       10.978      11.502            504
2006.........       11.502      13.119          1,060
-------------       ------      ------          -----
American Funds International Fund
2004.........        9.918      11.729             35
2005.........       11.729      14.109            273
2006.........       14.109      16.619            708
-------------       ------      ------          -----
Baron Capital Asset Fund
2004.........        9.172      11.803             38
2005.........       11.803      12.079            308
2006.........       12.079      13.815            601
-------------       ------      ------          -----
Delaware VIP Diversified Income Series
2004.........       10.269      10.914             22
2005.........       10.914      10.742            193
2006.........       10.742      11.439            410
-------------       ------      ------          -----
Delaware VIP High Yield Series
2005.........        9.982      10.274              9
2006.........       10.274      11.412             68
-------------       ------      ------          -----
Delaware VIP REIT Series
2004.........       10.831      13.277             52
2005.........       13.277      14.046            205
2006.........       14.046      18.400            411
-------------       ------      ------          -----
Delaware VIP Small Cap Value Series
2004.........        9.879      12.117             56
2005.........       12.117      13.094            355
2006.........       13.094      15.022            706
-------------       ------      ------          -----
Delaware VIP Trend Series
2004.........        8.855      10.985             21
2005.........       10.985      11.486            119
2006.........       11.486      12.206            227
-------------       ------      ------          -----
Delaware VIP Value Series
2004.........        9.935      11.343             10
2005.........       11.343      11.881            101
2006.........       11.881      14.561            283
-------------       ------      ------          -----

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Fidelity VIP Contrafund Portfolio
2004.........        9.608       11.299           28
2005.........       11.299       13.051          293
2006.........       13.051       14.398          734
-------------       ------       ------          ---
Fidelity VIP Growth Portfolio
2004.........        9.599       10.590            6
2005.........       10.590       11.061           36
2006.........       11.061       11.670           79
-------------       ------       ------          ---
Lincoln VIP Aggressive Growth Fund
2004.........        9.600       11.133            3
2005.........       11.133       12.074           29
2006.........       12.074       13.030           75
-------------       ------       ------          ---
Lincoln VIP Aggressive Profile Fund
2005.........       10.033       10.922           24
2006.........       10.922       12.570          139
-------------       ------       ------          ---
Lincoln VIP Bond Fund
2004.........       10.288       10.536           44
2005.........       10.536       10.680          277
2006.........       10.680       11.044          590
-------------       ------       ------          ---
Lincoln VIP Capital Appreciation Fund
2004.........        9.840       10.808            1
2005.........       10.808       11.122           14
2006.........       11.122       12.047           30
-------------       ------       ------          ---
Lincoln VIP Conservative Profile Fund
2005.........       10.013       10.290           11
2006.........       10.290       11.111           79
-------------       ------       ------          ---
Lincoln VIP Equity-Income Fund
2004.........        9.904       11.314           21
2005.........       11.314       11.676          141
2006.........       11.676       12.830          280
-------------       ------       ------          ---
Lincoln VIP Global Asset Allocation Fund
2004.........       10.106       11.433            8
2005.........       11.433       12.058           37
2006.........       12.058       13.636           71
-------------       ------       ------          ---
Lincoln VIP Growth and Income Fund
2004.........        9.839       11.264           11
2005.........       11.264       11.740           88
2006.........       11.740       13.028          155
-------------       ------       ------          ---
Lincoln VIP International Fund
2004.........       10.262       12.237            7
2005.........       12.237       13.600          130
2006.........       13.600       17.461          310
-------------       ------       ------          ---
Lincoln VIP Managed Fund
2004.........        9.977       10.996           17
2005.........       10.996       11.350           90
2006.........       11.350       12.395          166
-------------       ------       ------          ---
Lincoln VIP Moderate Profile Fund
2005.........        9.999       10.508           71
2006.........       10.508       11.627          374
-------------       ------       ------          ---
Lincoln VIP Moderately Aggressive
Profile Fund
2005.........       10.010       10.686           65
2006.........       10.686       12.045          349
-------------       ------       ------          ---
Lincoln VIP Money Market Fund
2004.........        9.986        9.990            4
2005.........        9.990       10.141           35
2006.........       10.141       10.484          104
-------------       ------       ------          ---

                 Accumulation unit value
                 -----------------------
                                              Number of
                  Beginning      End of      accumulation
                  of period      period         units
                 -----------    --------    -------------
                 (Accumulation unit value in dollars and
                     Number of accumulation units in
                                thousands)
Lincoln VIP Social Awareness Fund
2004.........        9.736      11.224            13
2005.........       11.224      12.418           113
2006.........       12.418      13.773           266
-------------       ------      ------           ---
Lincoln VIP Special Opportunities Fund
2004.........       10.118      12.163            19
2005.........       12.163      13.891           236
2006.........       13.891      15.920           526
-------------       ------      ------           ---
MFS VIT Utilities Series
2004.........       10.406      12.718            21
2005.........       12.718      14.677           125
2006.........       14.677      19.030           274
-------------       ------      ------           ---
Neuberger Berman AMT Mid-Cap Growth
Portfolio
2004.........        9.404      11.591             8
2005.........       11.591      13.053            63
2006.........       13.053      14.821           154
-------------       ------      ------           ---
Scudder VIT Equity 500 Index Fund
2004.........        9.881      11.081            12
2005.........       11.081      11.455            88
2006.........       11.455      13.070           193
-------------       ------      ------           ---
Scudder VIT Small Cap Index Fund
2004.........        9.360      11.770             9
2005.........       11.770      12.118            56
2006.........       12.118      14.060           125
-------------       ------      ------           ---

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Fund (Reg. TM) Select
Lincoln National

Variable Annuity Account C   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Multi-Fund (Reg. TM) Select prospectus of Lincoln National Variable Annuity Account C dated May 1, 2007. You may obtain a copy of the Multi-Fund (Reg. TM) Select prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Advertising                                     B-3
Additional Services                             B-4
Other Information                               B-5
Financial Statements                            B-6


This SAI is not a prospectus.

The date of this SAI is May 1, 2007.

Special Terms

The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life acting as Principal Underwriter paid, $32,506,660, $43,591,657 and $42,009,778 to LFA and Selling Firms in 2004, 2005, and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.

In the event LFD does not obtain regulatory approval by May 1, 2007, then Lincoln Life will serve as Principal Underwriter until LFD is able to assume the duties of Principal Underwriter. Lincoln Life is not a member of the Securities Investors Protection Corporation.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and

 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising

The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.


Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and other deductions - Surrender charge.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements

Financial statements of the VAA, the consolidated financial statements of Lincoln Life, the consolidated financial statements of Jefferson-Pilot Life Insurance Company, and the supplemental consolidated financial statements of Lincoln Life appear on the following pages.

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                                                                                        MORTALITY &
                                                                 CONTRACT                   CONTRACT      EXPENSE
                                                                PURCHASES                 REDEMPTIONS    GUARANTEE
                                                                DUE FROM                     DUE TO       CHARGES
                                                               THE LINCOLN                THE LINCOLN    PAYABLE TO
                                                                 NATIONAL                   NATIONAL    THE LINCOLN
                                                                   LIFE                       LIFE     NATIONAL LIFE
                                                                INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                        INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY       COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                             $    172,845    $     --   $    172,845    $     --      $    19     $    172,826
AIM V.I. International Growth                         732,576          --        732,576          --           68          732,508
ABVPSF Global Technology Class B                   32,395,291          --     32,395,291      30,258        2,684       32,362,349
ABVPSF Growth and Income Class B                   59,058,697      56,930     59,115,627          --        4,909       59,110,718
ABVPSF International Value Class B                    812,271          --        812,271          --           73          812,198
ABVPSF Small/Mid Cap Value Class A                    446,854          --        446,854          --           42          446,812
American Century VP Inflation Protection
   Class 2                                          1,445,138          --      1,445,138          --          160        1,444,978
American Century VP International                      23,288          --         23,288          --            1           23,287
American Funds Global Growth Class 2               61,070,130      50,600     61,120,730          --        5,077       61,115,653
American Funds Growth Class 2                     810,480,972          --    810,480,972     107,187       67,482      810,306,303
American Funds Growth-Income Class 2              162,745,940     311,414    163,057,354          --       13,847      163,043,507
American Funds International Class 2              310,920,475          --    310,920,475      99,732       25,787      310,794,956
Baron Capital Asset                               184,139,479          --    184,139,479     140,543       15,329      183,983,607
Delaware VIPT Capital Reserves Service Class          102,075          --        102,075          --           11          102,064
Delaware VIPT Diversified Income                   81,779,348     121,443     81,900,791          --        6,768       81,894,023
Delaware VIPT Diversified Income Service Class      8,348,667       8,089      8,356,756          --          757        8,355,999
Delaware VIPT Emerging Markets Service Class        1,405,713          --      1,405,713          --          139        1,405,574
Delaware VIPT Global Bond                              32,065          --         32,065         106            1           31,958
Delaware VIPT High Yield                           15,998,574      26,368     16,024,942          --        1,324       16,023,618
Delaware VIPT High Yield Service Class                775,072       5,153        780,225          --           64          780,161
Delaware VIPT REIT                                323,316,886          --    323,316,886      19,193       26,701      323,270,992
Delaware VIPT REIT Service Class                    7,549,061       8,356      7,557,417          --          619        7,556,798
Delaware VIPT Small Cap Value Service Class       337,789,993          --    337,789,993      57,011       28,164      337,704,818
Delaware VIPT Trend                               298,324,472          --    298,324,472     312,129       24,879      297,987,464
Delaware VIPT Trend Service Class                   2,772,916       4,144      2,777,060          --          230        2,776,830
Delaware VIPT U.S. Growth Service Class                13,796          --         13,796          --            1           13,795
Delaware VIPT Value                               217,895,945     456,019    218,351,964          --       18,148      218,333,816
Delaware VIPT Value Service Class                   4,115,932      11,661      4,127,593          --          341        4,127,252
DWS VIP Equity 500 Index                          277,392,415     192,583    277,584,998          --       23,049      277,561,949
DWS VIP Equity 500 Index Service Class              2,519,667       3,462      2,523,129          --          208        2,522,921
DWS VIP Small Cap Index                            72,270,231      39,643     72,309,874          --        6,035       72,303,839
DWS VIP Small Cap Index Service Class               1,748,808       3,457      1,752,265          --          145        1,752,120
Fidelity VIP Contrafund Service Class             256,576,722          --    256,576,722      68,387       21,397      256,486,938
Fidelity VIP Contrafund Service Class 2            10,541,769      24,995     10,566,764          --          871       10,565,893
Fidelity VIP Growth Service Class                  70,029,194      15,843     70,045,037          --        5,821       70,039,216
Fidelity VIP Growth Service Class 2                   924,683       1,313        925,996          --           77          925,919
Fidelity VIP Mid Cap Service Class 2                  959,582       1,484        961,066          --           89          960,977
FTVIPT Franklin Income Securities Class 2             404,197          --        404,197          --           42          404,155
FTVIPT Mutual Shares Securities Class 2               204,289          --        204,289          --           20          204,269
FTVIPT Templeton Global Income Securities
   Class 2                                            256,605          --        256,605          --           25          256,580
Janus Aspen Series Worldwide Growth                   670,727          --        670,727         327           45          670,355
Lincoln VIPT Aggressive Growth                    196,777,748          --    196,777,748     136,613       16,314      196,624,821
Lincoln VIPT Aggressive Growth Service Class          976,215       1,336        977,551          --           81          977,470
Lincoln VIPT Aggressive Profile                    10,225,548          --     10,225,548     499,905          844        9,724,799
Lincoln VIPT Aggressive Profile Service Class       2,352,197       9,694      2,361,891          --          194        2,361,697
Lincoln VIPT Bond                                 359,625,183      63,800    359,688,983          --       29,871      359,659,112
Lincoln VIPT Bond Service Class                     6,497,646      21,829      6,519,475          --          535        6,518,940
Lincoln VIPT Capital Appreciation                 454,187,497          --    454,187,497     290,092       37,580      453,859,825

See accompanying notes.

                                                                                                          MORTALITY
                                                                                                          & EXPENSE
                                                                  CONTRACT                                GUARANTEE
                                                                 PURCHASES                    CONTRACT     CHARGES
                                                                  DUE FROM                  REDEMPTIONS  PAYABLE TO
                                                                    THE                        DUE TO       THE
                                                                  LINCOLN                   THE LINCOLN   LINCOLN
                                                                  NATIONAL                    NATIONAL    NATIONAL
                                                                   LIFE                        LIFE         LIFE
                                                                 INSURANCE                   INSURANCE    INSURANCE
SUBACCOUNT                                        INVESTMENTS     COMPANY    TOTAL ASSETS     COMPANY      COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Capital Appreciation Service Class  $      356,689   $    405  $      357,094     $     --    $     29  $      357,065
Lincoln VIPT Conservative Profile                     6,612,319        634       6,612,953           --         550       6,612,403
Lincoln VIPT Conservative Profile Service Class       1,229,449      2,943       1,232,392           --         118       1,232,274
Lincoln VIPT Core                                         7,708         --           7,708           --           1           7,707
Lincoln VIPT Equity-Income                          694,029,947         --     694,029,947      362,961      57,661     693,609,325
Lincoln VIPT Equity-Income Service Class              3,593,904      4,892       3,598,796           --         297       3,598,499
Lincoln VIPT Global Asset Allocation                242,137,634         --     242,137,634       36,039      20,047     242,081,548
Lincoln VIPT Global Asset Allocation
   Service Class                                        973,326      1,521         974,847           --          80         974,767
Lincoln VIPT Growth                                      67,809         --          67,809           --           6          67,803
Lincoln VIPT Growth and Income                    1,917,347,602         --   1,917,347,602      977,924     159,070   1,916,210,608
Lincoln VIPT Growth and Income Service Class          2,016,417      5,571       2,021,988           --         167       2,021,821
Lincoln VIPT Growth Opportunities Service Class          14,257         --          14,257           --           1          14,256
Lincoln VIPT International                          570,653,334    586,667     571,240,001           --      47,216     571,192,785
Lincoln VIPT International Service Class              5,391,611     21,539       5,413,150           --         444       5,412,706
Lincoln VIPT Managed                                506,285,858         --     506,285,858      154,205      42,008     506,089,645
Lincoln VIPT Managed Service Class                    2,056,506      2,768       2,059,274           --         170       2,059,104
Lincoln VIPT Moderate Profile                        21,514,289    105,038      21,619,327           --       1,849      21,617,478
Lincoln VIPT Moderate Profile Service Class           7,409,894     10,113       7,420,007           --         842       7,419,165
Lincoln VIPT Moderately Aggressive Profile           21,637,676      3,746      21,641,422           --       1,785      21,639,637
Lincoln VIPT Moderately Aggressive Profile
   Service Class                                      7,598,462     21,738       7,620,200           --         767       7,619,433
Lincoln VIPT Money Market                            89,098,651    954,313      90,052,964           --       7,367      90,045,597
Lincoln VIPT Money Market Service Class               1,090,503        328       1,090,831           --          90       1,090,741
Lincoln VIPT Social Awareness                     1,001,019,718         --   1,001,019,718      125,146      83,125   1,000,811,447
Lincoln VIPT Social Awareness Service Class           3,658,356     11,884       3,670,240           --         303       3,669,937
Lincoln VIPT Special Opportunities                  750,872,015         --     750,872,015      186,137      62,359     750,623,519
Lincoln VIPT Special Opportunities
   Service Class                                      8,349,189     21,790       8,370,979           --         691       8,370,288
MFS VIT Capital Opportunities                            51,228         --          51,228           --           4          51,224
MFS VIT Total Return                                  1,834,743         --       1,834,743           38         175       1,834,530
MFS VIT Utilities                                   190,693,450     51,336     190,744,786           --      15,834     190,728,952
MFS VIT Utilities Service Class                       5,211,041     12,010       5,223,051           --         430       5,222,621
NB AMT Mid-Cap Growth                               131,364,730     45,750     131,410,480           --      10,937     131,399,543
NB AMT Partners                                          29,594         --          29,594           --           1          29,593
NB AMT Regency                                          858,633         --         858,633           18          84         858,531
Putnam VT Health Sciences Class IB                      162,532         --         162,532           --          14         162,518
WFVT Advantage Equity Income                            196,382         --         196,382           --          21         196,361
WFVT Advantage Large Company Growth                      58,529         --          58,529           --           7          58,522
WFVT Advantage Small Cap Growth                         292,004         --         292,004           --          28         291,976

See accompanying notes.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                                  DIVIDENDS    MORTALITY       NET
                                                    FROM      AND EXPENSE   INVESTMENT
                                                  INVESTMENT   GUARANTEE      INCOME
SUBACCOUNT                                          INCOME      CHARGES       (LOSS)
--------------------------------------------------------------------------------------
AIM V.I. Core Equity                             $       922  $    (1,513) $      (591)
AIM V.I. International Growth                          6,802       (5,446)       1,356
ABVPSF Global Technology Class B                          --     (338,890)    (338,890)
ABVPSF Growth Class B                                     --      (54,206)     (54,206)
ABVPSF Growth and Income Class B                      83,914     (342,432)    (258,518)
ABVPSF International Value Class B                        --       (2,042)      (2,042)
ABVPSF Small/Mid Cap Value Class A                     4,097       (9,929)      (5,832)
American Century VP Inflation Protection
   Class 2                                            36,458      (12,954)      23,504
American Century VP International                      1,681         (350)       1,331
American Funds Global Growth Class 2                 353,460     (425,984)     (72,524)
American Funds Growth Class 2                      6,202,030   (7,779,583)  (1,577,553)
American Funds Growth-Income Class 2               2,283,026   (1,283,610)     999,416
American Funds International Class 2               4,692,628   (2,720,352)   1,972,276
Baron Capital Asset                                       --   (1,798,203)  (1,798,203)
Delaware VIPT Capital Reserves Service Class           3,176       (1,036)       2,140
Delaware VIPT Diversified Income                     384,651     (531,576)    (146,925)
Delaware VIPT Diversified Income Service Class        65,196      (62,322)       2,874
Delaware VIPT Emerging Markets Service Class          10,396      (12,333)      (1,937)
Delaware VIPT Global Bond                            943,735     (217,779)     725,956
Delaware VIPT High Yield                             248,168      (77,415)     170,753
Delaware VIPT High Yield Service Class                 9,719       (3,372)       6,347
Delaware VIPT REIT                                 4,856,452   (2,725,705)   2,130,747
Delaware VIPT REIT Service Class                      64,603      (48,849)      15,754
Delaware VIPT Small Cap Value Service Class           76,125   (3,245,753)  (3,169,628)
Delaware VIPT Trend                                       --   (3,212,064)  (3,212,064)
Delaware VIPT Trend Service Class                         --      (20,819)     (20,819)
Delaware VIPT U.S. Growth Service Class                   --          (29)         (29)
Delaware VIPT Value                                2,668,302   (1,794,875)     873,427
Delaware VIPT Value Service Class                     23,730      (24,494)        (764)
DWS VIP Equity 500 Index                           1,691,266   (2,140,997)    (449,731)
DWS VIP Equity 500 Index Service Class                13,342      (17,008)      (3,666)
DWS VIP Small Cap Index                              484,757     (704,264)    (219,507)
DWS VIP Small Cap Index Service Class                  3,977      (12,150)      (8,173)
Fidelity VIP Contrafund Service Class              2,700,653   (2,438,651)     262,002
Fidelity VIP Contrafund Service Class 2               79,446      (70,230)       9,216
Fidelity VIP Growth Service Class                    219,577     (747,877)    (528,300)
Fidelity VIP Growth Service Class 2                      731       (6,446)      (5,715)
Fidelity VIP Mid Cap Service Class 2                     939       (9,190)      (8,251)
FTVIPT Franklin Income Securities Class 2                 --       (1,606)      (1,606)
FTVIPT Mutual Shares Securities Class 2                   --         (495)        (495)
FTVIPT Templeton Global Income Securities
   Class 2                                             2,926       (1,440)       1,486
Janus Aspen Series Worldwide Growth                    8,746     (578,575)    (569,829)
Lincoln VIPT Aggressive Growth                            --   (2,039,600)  (2,039,600)
Lincoln VIPT Aggressive Growth Service Class              --       (6,384)      (6,384)
Lincoln VIPT Aggressive Profile                       80,366      (75,574)       4,792
Lincoln VIPT Aggressive Profile Service Class          7,865      (12,104)      (4,239)
Lincoln VIPT Bond                                 15,645,461   (3,621,606)  12,023,855
Lincoln VIPT Bond Service Class                      246,711      (47,064)     199,647
Lincoln VIPT Capital Appreciation                    836,953   (4,741,431)  (3,904,478)
Lincoln VIPT Capital Appreciation Service Class           --       (2,400)      (2,400)
Lincoln VIPT Conservative Profile                     85,210      (41,587)      43,623
Lincoln VIPT Conservative Profile Service Class       11,719       (8,831)       2,888
Lincoln VIPT Core                                         67          (39)          28
Lincoln VIPT Equity-Income                         8,957,568   (7,097,761)   1,859,807
Lincoln VIPT Equity-Income Service Class              32,809      (25,955)       6,854
Lincoln VIPT Global Asset Allocation               3,045,038   (2,373,767)     671,271

See accompanying notes.

                                                                                                NET CHANGE IN   NET INCREASE
                                                                   DIVIDENDS                     UNREALIZED      (DECREASE)
                                                                     FROM         TOTAL NET     APPRECIATION   IN NET ASSETS
                                                  NET REALIZED   NET REALIZED      REALIZED          OR          RESULTING
                                                 GAIN (LOSS) ON     GAIN ON      GAIN (LOSS)    DEPRECIATION        FROM
SUBACCOUNT                                         INVESTMENTS    INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS    OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                              $        108    $       --    $        108     $    13,586    $    13,103
AIM V.I. International Growth                            7,230            --           7,230         113,370        121,956
ABVPSF Global Technology Class B                       713,132            --         713,132       1,761,120      2,135,362
ABVPSF Growth Class B                                1,303,239            --       1,303,239      (2,404,024)    (1,154,991)
ABVPSF Growth and Income Class B                       308,696       376,767         685,463       7,816,401      8,243,346
ABVPSF International Value Class B                       5,441            --           5,441          74,633         78,032
ABVPSF Small/Mid Cap Value Class A                      93,899        67,735         161,634         (48,739)       107,063
American Century VP Inflation Protection
   Class 2                                              (7,003)           --          (7,003)        (12,423)         4,078
American Century VP International                       34,656            --          34,656         (20,946)        15,041
American Funds Global Growth Class 2                   221,771            --         221,771       7,473,099      7,622,346
American Funds Growth Class 2                        4,826,867     4,849,502       9,676,369      59,637,260     67,736,076
American Funds Growth-Income Class 2                   110,847     2,837,301       2,948,148      13,234,211     17,181,775
American Funds International Class 2                 1,898,635     2,453,674       4,352,309      37,381,649     43,706,234
Baron Capital Asset                                  7,759,890            --       7,759,890      17,362,928     23,324,615
Delaware VIPT Capital Reserves Service Class               (28)           --             (28)            418          2,530
Delaware VIPT Diversified Income                        16,311            --          16,311       4,599,207      4,468,593
Delaware VIPT Diversified Income Service Class          29,264            --          29,264         376,606        408,744
Delaware VIPT Emerging Markets Service Class            42,314        26,322          68,636         162,951        229,650
Delaware VIPT Global Bond                           (6,710,567)    1,448,633      (5,261,934)      5,186,599        650,621
Delaware VIPT High Yield                                 5,626            --           5,626         763,481        939,860
Delaware VIPT High Yield Service Class                   1,493            --           1,493          34,311         42,151
Delaware VIPT REIT                                   7,566,156    16,192,270      23,758,426      48,428,116     74,317,289
Delaware VIPT REIT Service Class                         4,479       243,091         247,570       1,083,192      1,346,516
Delaware VIPT Small Cap Value Service Class          5,911,640    20,715,423      26,627,063      19,180,404     42,637,839
Delaware VIPT Trend                                  7,858,871            --       7,858,871      13,578,260     18,225,067
Delaware VIPT Trend Service Class                        4,102            --           4,102         133,360        116,643
Delaware VIPT U.S. Growth Service Class                      1            --               1             557            529
Delaware VIPT Value                                  1,507,863     3,530,619       5,038,482      31,601,073     37,512,982
Delaware VIPT Value Service Class                        3,057        36,651          39,708         501,827        540,771
DWS VIP Equity 500 Index                             2,101,787            --       2,101,787      33,345,836     34,997,892
DWS VIP Equity 500 Index Service Class                   4,739            --           4,739         245,511        246,584
DWS VIP Small Cap Index                              2,360,158     3,243,023       5,603,181       3,784,507      9,168,181
DWS VIP Small Cap Index Service Class                    2,592        45,875          48,467         122,324        162,618
Fidelity VIP Contrafund Service Class                2,428,906    20,351,046      22,779,952         543,131     23,585,085
Fidelity VIP Contrafund Service Class 2                  6,330       791,309         797,639         (83,179)       723,676
Fidelity VIP Growth Service Class                   (5,038,156)           --      (5,038,156)      9,588,125      4,021,669
Fidelity VIP Growth Service Class 2                      1,096            --           1,096          46,471         41,852
Fidelity VIP Mid Cap Service Class 2                     1,152        62,604          63,756          14,748         70,253
FTVIPT Franklin Income Securities Class 2                7,433            --           7,433          19,601         25,428
FTVIPT Mutual Shares Securities Class 2                     46            --              46          10,884         10,435
FTVIPT Templeton Global Income Securities
   Class 2                                                 650            --             650          12,768         14,904
Janus Aspen Series Worldwide Growth                (75,938,367)           --     (75,938,367)     75,337,727     (1,170,469)
Lincoln VIPT Aggressive Growth                      (7,808,002)           --      (7,808,002)     25,579,542     15,731,940
Lincoln VIPT Aggressive Growth Service Class             1,730            --           1,730          59,702         55,048
Lincoln VIPT Aggressive Profile                         73,118           361          73,479         946,484      1,024,755
Lincoln VIPT Aggressive Profile Service Class           32,409            51          32,460         152,722        180,943
Lincoln VIPT Bond                                      615,454            --         615,454         (25,109)    12,614,200
Lincoln VIPT Bond Service Class                            786            --             786           1,938        202,371
Lincoln VIPT Capital Appreciation                   (9,535,029)           --      (9,535,029)     51,290,762     37,851,255
Lincoln VIPT Capital Appreciation Service Class          1,981            --           1,981          24,215         23,796
Lincoln VIPT Conservative Profile                       18,920         1,595          20,515         321,291        385,429
Lincoln VIPT Conservative Profile Service Class          8,317           246           8,563          55,265         66,716
Lincoln VIPT Core                                          203            --             203             682            913
Lincoln VIPT Equity-Income                          12,055,089    56,107,389      68,162,478      (2,026,993)    67,995,292
Lincoln VIPT Equity-Income Service Class                (1,325)      184,603         183,278          67,865        257,997
Lincoln VIPT Global Asset Allocation                 3,773,552    11,378,430      15,151,982      13,884,927     29,708,180

                                                   DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation Service
   Class                                         $     9,105    $     (6,665)     $     2,440
Lincoln VIPT Growth                                       --            (473)            (473)
Lincoln VIPT Growth and Income                    22,990,858     (19,287,736)       3,703,122
Lincoln VIPT Growth and Income Service Class          18,705         (14,690)           4,015
Lincoln VIPT Growth Opportunities Service Class           --            (384)            (384)
Lincoln VIPT International                        14,794,456      (4,847,830)       9,946,626
Lincoln VIPT International Service Class             110,213         (33,489)          76,724
Lincoln VIPT Managed                              12,012,764      (5,135,803)       6,876,961
Lincoln VIPT Managed Service Class                    38,825         (14,733)          24,092
Lincoln VIPT Moderate Profile                        176,380        (136,326)          40,054
Lincoln VIPT Moderate Profile Service Class           40,185         (56,281)         (16,096)
Lincoln VIPT Moderately Aggressive Profile           195,143        (142,513)          52,630
Lincoln VIPT Moderately Aggressive Profile
   Service Class                                      44,057         (48,078)          (4,021)
Lincoln VIPT Money Market                          3,964,165        (866,724)       3,097,441
Lincoln VIPT Money Market Service Class               31,714          (7,194)          24,520
Lincoln VIPT Social Awareness                      8,495,556      (9,959,687)      (1,464,131)
Lincoln VIPT Social Awareness Service Class           21,213         (23,813)          (2,600)
Lincoln VIPT Special Opportunities                 9,166,842      (7,375,565)       1,791,277
Lincoln VIPT Special Opportunities Service
   Class                                              74,402         (56,627)          17,775
MFS VIT Capital Opportunities                            235            (535)            (300)
MFS VIT Total Return                                  34,829         (18,257)          16,572
MFS VIT Utilities                                  2,663,174      (1,459,786)       1,203,388
MFS VIT Utilities Service Class                       47,091         (31,302)          15,789
NB AMT Mid-Cap Growth                                     --      (1,303,861)      (1,303,861)
NB AMT Partners                                          202        (206,658)        (206,456)
NB AMT Regency                                         3,981         (10,654)          (6,673)
Putnam VT Health Sciences Class IB                    48,466         (70,059)         (21,593)
WFVT Advantage Equity Income                           2,725          (2,427)             298
WFVT Advantage Large Company Growth                       --            (917)            (917)
WFVT Advantage Small Cap Growth                           --          (3,285)          (3,285)

See accompanying notes.

                                                                   DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                     FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                  NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                   GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                       ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation Service
   Class                                          $      1,413    $    28,808   $     30,221    $      54,526    $      87,187
Lincoln VIPT Growth                                     (1,753)            --         (1,753)           4,749            2,523
Lincoln VIPT Growth and Income                      24,748,567             --     24,748,567      174,023,294      202,474,983
Lincoln VIPT Growth and Income Service Class             2,029             --          2,029          164,863          170,907
Lincoln VIPT Growth Opportunities Service Class         (4,968)            --         (4,968)              44           (5,308)
Lincoln VIPT International                           7,346,541             --      7,346,541      105,243,883      122,537,050
Lincoln VIPT International Service Class                 6,920             --          6,920          774,608          858,252
Lincoln VIPT Managed                                 6,730,728             --      6,730,728       32,183,725       45,791,414
Lincoln VIPT Managed Service Class                       2,758             --          2,758          115,797          142,647
Lincoln VIPT Moderate Profile                           44,345            595         44,940        1,478,197        1,563,191
Lincoln VIPT Moderate Profile Service Class             72,338            151         72,489          460,825          517,218
Lincoln VIPT Moderately Aggressive Profile              70,628            702         71,330        1,816,422        1,940,382
Lincoln VIPT Moderately Aggressive Profile
   Service Class                                        38,357            161         38,518          579,941          614,438
Lincoln VIPT Money Market                                   --             --             --               --        3,097,441
Lincoln VIPT Money Market Service Class                     --             --             --               --           24,520
Lincoln VIPT Social Awareness                       15,390,083             --     15,390,083       90,631,778      104,557,730
Lincoln VIPT Social Awareness Service Class              6,001             --          6,001          286,086          289,487
Lincoln VIPT Special Opportunities                  25,626,511     26,908,595     52,535,106       47,061,264      101,387,647
Lincoln VIPT Special Opportunities Service
   Class                                                 9,774        182,924        192,698          587,247          797,720
MFS VIT Capital Opportunities                            1,213             --          1,213            4,770            5,683
MFS VIT Total Return                                    16,482         46,679         63,161           80,414          160,147
MFS VIT Utilities                                    6,125,142      5,057,500     11,182,642       27,259,805       39,645,835
MFS VIT Utilities Service Class                         14,176         95,974        110,150          777,919          903,858
NB AMT Mid-Cap Growth                                 (669,493)            --       (669,493)      17,507,439       15,534,085
NB AMT Partners                                      8,421,269          3,118      8,424,387       (9,090,426)        (872,495)
NB AMT Regency                                          41,676         55,184         96,860           (8,961)          81,226
Putnam VT Health Sciences Class IB                   1,959,758             --      1,959,758       (2,549,043)        (610,878)
WFVT Advantage Equity Income                             7,333            352          7,685           20,475           28,458
WFVT Advantage Large Company Growth                        791             --            791               65              (61)
WFVT Advantage Small Cap Growth                         11,415          8,185         19,600           22,322           38,637

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2006

                                                                                ABVPSF
                                                                 AIM V.I.       GLOBAL       ABVPSF
                                                   AIM V.I.   INTERNATIONAL   TECHNOLOGY     GROWTH
                                                 CORE EQUITY      GROWTH        CLASS B      CLASS B
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $     --      $324,064    $45,903,361  $ 15,353,249
Changes From Operations:
   - Net investment income (loss)                        --        (1,477)      (379,496)     (131,726)
   - Net realized gain (loss) on investments             --         3,372       (286,930)      639,125
   - Net change in unrealized appreciation or
     depreciation on investments                         --        53,540      1,036,722       659,878
                                                   --------      --------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        55,435        370,296     1,167,277
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           351      3,978,583     1,205,162
   - Contract withdrawals & transfers to
     annuity reserves                                    --        (2,557)    (4,774,786)   (1,813,777)
   - Contract transfers                                  --         7,948     (8,973,532)   (2,735,073)
                                                   --------      --------    -----------  ------------
                                                         --         5,742     (9,769,735)   (3,343,688)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            --        (10,363)          884
   - Annuity Payments                                    --            --         (7,182)       (3,549)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --            242            47
                                                   --------      --------    -----------  ------------
                                                         --            --        (17,303)       (2,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         5,742     (9,787,038)   (3,346,306)
                                                   --------      --------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --        61,177     (9,416,742)   (2,179,029)
                                                   --------      --------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2005                          --       385,241     36,486,619    13,174,220
Changes From Operations:
   - Net investment income (loss)                      (591)        1,356       (338,890)      (54,206)
   - Net realized gain (loss) on investments            108         7,230        713,132     1,303,239
   - Net change in unrealized appreciation or
     depreciation on investments                     13,586       113,370      1,761,120    (2,404,024)
                                                   --------      --------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,103       121,956      2,135,362    (1,154,991)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            --      3,218,650       499,881
   - Contract withdrawals & transfers to
     annuity reserves                                (7,672)       (4,295)    (3,896,333)     (728,493)
   - Contract transfers                             167,395       229,606     (5,575,326)  (11,741,145)
                                                   --------      --------    -----------  ------------
                                                    159,723       225,311     (6,253,009)  (11,969,757)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            --             --       (47,612)
   - Annuity Payments                                    --            --         (7,059)       (1,860)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --            436            --
                                                   --------      --------    -----------  ------------
                                                         --            --         (6,623)      (49,472)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           159,723       225,311     (6,259,632)  (12,019,229)
                                                   --------      --------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             172,826       347,267     (4,124,270)  (13,174,220)
                                                   --------      --------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2006                    $172,826      $732,508    $32,362,349  $         --
                                                   ========      ========    ===========  ============

See accompanying notes.

                                                                                           AMERICAN
                                                    ABVPSF       ABVPSF        ABVPSF       CENTURY
                                                  GROWTH AND  INTERNATIONAL   SMALL/MID  VP INFLATION      AMERICAN
                                                    INCOME        VALUE       CAP VALUE   PROTECTION        CENTURY
                                                    CLASS B      CLASS B       CLASS A      CLASS 2    VP INTERNATIONAL
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 2,016,382     $     --     $ 484,554   $  101,554       $  94,828
Changes From Operations:
   - Net investment income (loss)                     13,860           --        (2,539)       9,023             556
   - Net realized gain (loss) on investments          30,916           --        40,214         (719)          3,662
   - Net change in unrealized appreciation or
     depreciation on investments                     171,937           --        (8,829)      (5,832)          8,338
                                                 -----------     --------     ---------   ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   216,713           --        28,846        2,472          12,556
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            1,214,529           --       124,954      214,894          15,684
   - Contract withdrawals & transfers to
     annuity reserves                               (353,767)          --       (28,953)     (21,725)        (15,038)
   - Contract transfers                            3,151,393           --       206,336      152,594           4,729
                                                 -----------     --------     ---------   ----------       ---------
                                                   4,012,155           --       302,337      345,763           5,375
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       3,433           --         1,582       64,456              --
   - Annuity Payments                                   (204)          --          (226)      (3,052)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --            (2)        (202)             --
                                                 -----------     --------     ---------   ----------       ---------
                                                       3,229           --         1,354       61,202              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          4,015,384           --       303,691      406,965           5,375
                                                 -----------     --------     ---------   ----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,232,097           --       332,537      409,437          17,931
                                                 -----------     --------     ---------   ----------       ---------
NET ASSETS AT DECEMBER 31, 2005                    6,248,479           --       817,091      510,991         112,759
Changes From Operations:
   - Net investment income (loss)                   (258,518)      (2,042)       (5,832)      23,504           1,331
   - Net realized gain (loss) on investments         685,463        5,441       161,634       (7,003)         34,656
   - Net change in unrealized appreciation or
     depreciation on investments                   7,816,401       74,633       (48,739)     (12,423)        (20,946)
                                                 -----------     --------     ---------   ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 8,243,346       78,032       107,063        4,078          15,041
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            3,193,726       25,745       143,438      879,171           1,141
   - Contract withdrawals & transfers to
     annuity reserves                             (3,496,716)      (2,908)      (27,928)     (78,984)        (43,736)
   - Contract transfers                           44,781,841      711,329      (592,605)     102,624         (61,918)
                                                 -----------     --------     ---------   ----------       ---------
                                                  44,478,851      734,166      (477,095)     902,811        (104,513)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                     148,854           --            --       32,693              --
   - Annuity Payments                                 (9,399)          --          (249)      (5,878)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                587           --             2          283              --
                                                 -----------     --------     ---------   ----------       ---------
                                                     140,042           --          (247)      27,098              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         44,618,893      734,166      (477,342)     929,909        (104,513)
                                                 -----------     --------     ---------   ----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           52,862,239      812,198      (370,279)     933,987         (89,472)
                                                 -----------     --------     ---------   ----------       ---------
NET ASSETS AT DECEMBER 31, 2006                  $59,110,718     $812,198     $ 446,812   $1,444,978       $  23,287
                                                 ===========     ========     =========   ==========       =========

                                                  AMERICAN                    AMERICAN
                                                    FUNDS       AMERICAN        FUNDS       AMERICAN
                                                   GLOBAL         FUNDS        GROWTH-        FUNDS
                                                   GROWTH        GROWTH        INCOME     INTERNATIONAL
                                                   CLASS 2       CLASS 2       CLASS 2       CLASS 2
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 9,389,964  $603,000,010  $ 50,042,130   $133,651,991
Changes From Operations:
   - Net investment income (loss)                    (62,450)   (1,892,377)      400,926      1,099,492
   - Net realized gain (loss) on investments          85,611       429,958       394,417        418,644
   - Net change in unrealized appreciation or
     depreciation on investments                   2,851,540    95,686,380     3,734,334     31,020,447
                                                 -----------  ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,874,701    94,223,961     4,529,677     32,538,583
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            3,458,372    80,693,220    14,907,132     21,008,659
   - Contract withdrawals & transfers to
     annuity reserves                             (1,685,768)  (74,635,923)   (7,802,641)   (18,175,116)
   - Contract transfers                           13,052,185    24,157,675    33,476,664     40,544,085
                                                 -----------  ------------  ------------   ------------
                                                  14,824,789    30,214,972    40,581,155     43,377,628
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      63,426     1,572,662     1,187,908        783,270
   - Annuity Payments                                 (2,233)     (570,663)      (42,892)      (137,065)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (670)       10,042        (1,734)         3,867
                                                 -----------  ------------  ------------   ------------
                                                      60,523     1,012,041     1,143,282        650,072
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         14,885,312    31,227,013    41,724,437     44,027,700
                                                 -----------  ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           17,760,013   125,450,974    46,254,114     76,566,283
                                                 -----------  ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2005                   27,149,977   728,450,984    96,296,244    210,218,274
Changes From Operations:
   - Net investment income (loss)                    (72,524)   (1,577,553)      999,416      1,972,276
   - Net realized gain (loss) on investments         221,771     9,676,369     2,948,148      4,352,309
   - Net change in unrealized appreciation or
     depreciation on investments                   7,473,099    59,637,260    13,234,211     37,381,649
                                                 -----------  ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 7,622,346    67,736,076    17,181,775     43,706,234
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            6,180,801    82,127,544    21,433,987     31,023,038
   - Contract withdrawals & transfers to
     annuity reserves                             (4,274,440)  (83,860,850)  (11,995,826)   (27,214,807)
   - Contract transfers                           24,199,568    15,497,283    39,130,316     52,708,639
                                                 -----------  ------------  ------------   ------------
                                                  26,105,929    13,763,977    48,568,477     56,516,870
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                     255,628     1,111,848     1,185,289        583,098
   - Annuity Payments                                (18,672)     (764,550)     (184,138)      (230,419)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                445         7,968        (4,140)           899
                                                 -----------  ------------  ------------   ------------
                                                     237,401       355,266       997,011        353,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         26,343,330    14,119,243    49,565,488     56,870,448
                                                 -----------  ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           33,965,676    81,855,319    66,747,263    100,576,682
                                                 -----------  ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2006                  $61,115,653  $810,306,303  $163,043,507   $310,794,956
                                                 ===========  ============  ============   ============

                                                                DELAWARE VIPT                 DELAWARE VIPT
                                                                    CAPITAL    DELAWARE VIPT   DIVERSIFIED
                                                 BARON CAPITAL     RESERVES     DIVERSIFIED       INCOME
                                                     ASSET      SERVICE CLASS      INCOME     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $180,566,032    $     --      $ 8,082,107    $  816,336
Changes From Operations:
   - Net investment income (loss)                   (1,853,230)        307          (29,977)      (12,495)
   - Net realized gain (loss) on investments         6,849,270          (4)          70,142         8,522
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,100,733)       (268)        (281,164)      (30,366)
                                                  ------------    --------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,895,307          35         (240,999)      (34,339)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             20,968,517      39,657        2,748,160     2,704,630
   - Contract withdrawals & transfers to
     annuity reserves                              (21,500,666)       (908)      (1,754,850)     (209,092)
   - Contract transfers                             (8,450,452)         --       12,808,383       404,023
                                                  ------------    --------      -----------    ----------
                                                    (8,982,601)     38,749       13,801,693     2,899,561
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        32,350          --          543,632        33,412
   - Annuity Payments                                  (52,549)         --          (47,992)         (919)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  618          --           (2,825)          (32)
                                                  ------------    --------      -----------    ----------
                                                       (19,581)         --          492,815        32,461
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (9,002,182)     38,749       14,294,508     2,932,022
                                                  ------------    --------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (5,106,875)     38,784       14,053,509     2,897,683
                                                  ------------    --------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2005                    175,459,157      38,784       22,135,616     3,714,019
Changes From Operations:
   - Net investment income (loss)                   (1,798,203)      2,140         (146,925)        2,874
   - Net realized gain (loss) on investments         7,759,890         (28)          16,311        29,264
   - Net change in unrealized appreciation or
     depreciation on investments                    17,362,928         418        4,599,207       376,606
                                                  ------------    --------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  23,324,615       2,530        4,468,593       408,744
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             19,105,947      60,400        5,330,581     4,405,660
   - Contract withdrawals & transfers to
     annuity reserves                              (21,138,875)     (2,811)      (6,393,693)     (432,700)
   - Contract transfers                            (12,754,007)      3,161       55,495,689       224,293
                                                  ------------    --------      -----------    ----------
                                                   (14,786,935)     60,750       54,432,577     4,197,253
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        47,428          --          947,743        40,664
   - Annuity Payments                                  (58,935)         --         (103,022)       (4,843)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (1,723)         --           12,516           162
                                                  ------------    --------      -----------    ----------
                                                       (13,230)         --          857,237        35,983
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (14,800,165)     60,750       55,289,814     4,233,236
                                                  ------------    --------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              8,524,450      63,280       59,758,407     4,641,980
                                                  ------------    --------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                   $183,983,607    $102,064      $81,894,023    $8,355,999
                                                  ============    ========      ===========    ==========

See accompanying notes.

                                                 DELAWARE VIPT
                                                    EMERGING                                  DELAWARE VIPT
                                                    MARKETS     DELAWARE VIPT  DELAWARE VIPT    HIGH YIELD   DELAWARE VIPT
                                                 SERVICE CLASS   GLOBAL BOND     HIGH YIELD   SERVICE CLASS       REIT
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $   23,698     $ 76,804,886   $        --     $     --     $265,285,677
Changes From Operations:
   - Net investment income (loss)                     (3,008)      10,153,792        (6,418)        (216)       2,426,506
   - Net realized gain (loss) on investments           4,912          538,949          (238)          25       28,124,353
   - Net change in unrealized appreciation or
     depreciation on investments                      69,522      (17,502,909)       17,248        1,054      (17,653,451)
                                                  ----------     ------------   -----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    71,426       (6,810,168)       10,592          863       12,897,408
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              288,269        5,505,644       106,054       66,030       21,526,496
   - Contract withdrawals & transfers to
     annuity reserves                                 (4,333)      (9,157,332)      (62,706)      (1,318)     (29,940,331)
   - Contract transfers                              226,175      (12,748,509)    2,374,530       28,726      (31,534,945)
                                                  ----------     ------------   -----------     --------     ------------
                                                     510,111      (16,400,197)    2,417,878       93,438      (39,948,780)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          114,055            --           --           96,784
   - Annuity Payments                                     --          (99,076)           --           --         (126,347)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            3,868            --           --            3,363
                                                  ----------     ------------   -----------     --------     ------------
                                                          --           18,847            --           --          (26,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            510,111      (16,381,350)    2,417,878       93,438      (39,974,980)
                                                  ----------     ------------   -----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              581,537      (23,191,518)    2,428,470       94,301      (27,077,572)
                                                  ----------     ------------   -----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2005                      605,235       53,613,368     2,428,470       94,301      238,208,105
Changes From Operations:
   - Net investment income (loss)                     (1,937)         725,956       170,753        6,347        2,130,747
   - Net realized gain (loss) on investments          68,636       (5,261,934)        5,626        1,493       23,758,426
   - Net change in unrealized appreciation or
     depreciation on investments                     162,951        5,186,599       763,481       34,311       48,428,116
                                                  ----------     ------------   -----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   229,650          650,621       939,860       42,151       74,317,289
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              488,350        1,848,597       889,475      586,625       18,922,688
   - Contract withdrawals & transfers to
     annuity reserves                                (41,403)      (3,360,780)     (872,336)     (32,133)     (31,396,407)
   - Contract transfers                              123,742      (51,939,240)   12,555,284       89,217       23,124,953
                                                  ----------     ------------   -----------     --------     ------------
                                                     570,689      (53,451,423)   12,572,423      643,709       10,651,234
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --         (740,541)       89,004           --          258,387
   - Annuity Payments                                     --          (40,136)       (3,071)          --         (161,175)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --               69        (3,068)          --           (2,848)
                                                  ----------     ------------   -----------     --------     ------------
                                                          --         (780,608)       82,865           --           94,364
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            570,689      (54,232,031)   12,655,288      643,709       10,745,598
                                                  ----------     ------------   -----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              800,339      (53,581,410)   13,595,148      685,860       85,062,887
                                                  ----------     ------------   -----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2006                   $1,405,574     $     31,958   $16,023,618     $780,161     $323,270,992
                                                  ==========     ============   ===========     ========     ============

                                                                DELAWARE VIPT
                                                 DELAWARE VIPT    SMALL CAP                   DELAWARE VIPT
                                                  REIT SERVICE  VALUE SERVICE  DELAWARE VIPT  TREND SERVICE
                                                     CLASS          CLASS          TREND          CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $  688,197    $258,482,376   $374,406,585    $  226,225
Changes From Operations:
   - Net investment income (loss)                       1,596      (2,344,472)    (3,305,239)       (7,778)
   - Net realized gain (loss) on investments           61,129      22,003,974      2,744,629         1,958
   - Net change in unrealized appreciation or
     depreciation on investments                       71,662       2,126,090     12,704,666       105,925
                                                   ----------    ------------   ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    134,387      21,785,592     12,144,056       100,105
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,469,123      31,197,483     25,060,093     1,091,802
   - Contract withdrawals & transfers to
     annuity reserves                                (130,778)    (29,793,708)   (40,272,738)      (42,205)
   - Contract transfers                              (282,106)      9,823,077    (45,659,216)       (6,698)
                                                   ----------    ------------   ------------    ----------
                                                    2,056,239      11,226,852    (60,871,861)    1,042,899
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         302,440         72,396            --
   - Annuity Payments                                      --        (140,572)      (110,959)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           2,205          3,158            --
                                                   ----------    ------------   ------------    ----------
                                                           --         164,073        (35,405)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,056,239      11,390,925    (60,907,266)    1,042,899
                                                   ----------    ------------   ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,190,626      33,176,517    (48,763,210)    1,143,004
                                                   ----------    ------------   ------------    ----------
NET ASSETS AT DECEMBER 31, 2005                     2,878,823     291,658,893    325,643,375     1,369,229
Changes From Operations:
   - Net investment income (loss)                      15,754      (3,169,628)    (3,212,064)      (20,819)
   - Net realized gain (loss) on investments          247,570      26,627,063      7,858,871         4,102
   - Net change in unrealized appreciation or
     depreciation on investments                    1,083,192      19,180,404     13,578,260       133,360
                                                   ----------    ------------   ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,346,516      42,637,839     18,225,067       116,643
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,391,136      32,646,436     21,011,539     1,468,724
   - Contract withdrawals & transfers to
     annuity reserves                                (343,656)    (35,179,856)   (38,411,279)     (115,309)
   - Contract transfers                               283,979       5,834,153    (28,453,941)      (62,457)
                                                   ----------    ------------   ------------    ----------
                                                    3,331,459       3,300,733    (45,853,681)    1,290,958
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         299,089         94,137            --
   - Annuity Payments                                      --        (200,510)      (120,824)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           8,774           (610)           --
                                                   ----------    ------------   ------------    ----------
                                                           --         107,353        (27,297)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,331,459       3,408,086    (45,880,978)    1,290,958
                                                   ----------    ------------   ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,677,975      46,045,925    (27,655,911)    1,407,601
                                                   ----------    ------------   ------------    ----------
NET ASSETS AT DECEMBER 31, 2006                    $7,556,798    $337,704,818   $297,987,464    $2,776,830
                                                   ==========    ============   ============    ==========

                                                   DELAWARE
                                                   VIPT U.S.                     DELAWARE       DWS VIP
                                                    GROWTH        DELAWARE      VIPT VALUE     EQUITY 500
                                                 SERVICE CLASS   VIPT VALUE   SERVICE CLASS      INDEX
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $    --     $142,812,874    $  113,634   $150,786,861
Changes From Operations:
   - Net investment income (loss)                        --          977,899        (1,616)       839,718
   - Net realized gain (loss) on investments             --          785,593           997        503,206
   - Net change in unrealized appreciation or
     depreciation on investments                         --        5,859,329        30,400      3,698,488
                                                    -------     ------------    ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        7,622,821        29,781      5,041,412
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --       14,252,622     1,068,319     15,362,927
   - Contract withdrawals & transfers to
     annuity reserves                                    --      (18,544,401)      (48,267)   (17,526,424)
   - Contract transfers                                  --       14,475,721        36,939     (9,564,250)
                                                    -------     ------------    ----------   ------------
                                                         --       10,183,942     1,056,991    (11,727,747)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --          373,193            --        662,509
   - Annuity Payments                                    --         (165,129)           --       (264,488)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            7,188            --          8,086
                                                    -------     ------------    ----------   ------------
                                                         --          215,252            --        406,107
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --       10,399,194     1,056,991    (11,321,640)
                                                    -------     ------------    ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --       18,022,015     1,086,772     (6,280,228)
                                                    -------     ------------    ----------   ------------
NET ASSETS AT DECEMBER 31, 2005                          --      160,834,889     1,200,406    144,506,633
Changes From Operations:
   - Net investment income (loss)                       (29)         873,427          (764)      (449,731)
   - Net realized gain (loss) on investments              1        5,038,482        39,708      2,101,787
   - Net change in unrealized appreciation or
     depreciation on investments                        557       31,601,073       501,827     33,345,836
                                                    -------     ------------    ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      529       37,512,982       540,771     34,997,892
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              13,266       14,962,800     2,378,961     17,297,123
   - Contract withdrawals & transfers to
     annuity reserves                                    --      (21,186,701)     (177,786)   (22,894,477)
   - Contract transfers                                  --       26,228,953       184,900    103,486,212
                                                    -------     ------------    ----------   ------------
                                                     13,266       20,005,052     2,386,075     97,888,858
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --          229,396            --        478,247
   - Annuity Payments                                    --         (257,672)           --       (301,671)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            9,169            --         (8,010)
                                                    -------     ------------    ----------   ------------
                                                         --          (19,107)           --        168,566
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            13,266       19,985,945     2,386,075     98,057,424
                                                    -------     ------------    ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              13,795       57,498,927     2,926,846    133,055,316
                                                    -------     ------------    ----------   ------------
NET ASSETS AT DECEMBER 31, 2006                     $13,795     $218,333,816    $4,127,252   $277,561,949
                                                    =======     ============    ==========   ============

See accompanying notes.

                                                    DWS VIP                      DWS VIP                     FIDELITY VIP
                                                   EQUITY 500      DWS VIP       SMALL CAP     FIDELITY VIP   CONTRAFUND
                                                     INDEX        SMALL CAP        INDEX        CONTRAFUND     SERVICE
                                                 SERVICE CLASS      INDEX      SERVICE CLASS  SERVICE CLASS     CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $  136,288    $ 69,337,137    $  105,597    $139,081,949   $   316,038
Changes From Operations:
   - Net investment income (loss)                        (696)       (217,641)       (2,603)     (1,383,791)      (15,379)
   - Net realized gain (loss) on investments              141       4,305,316         7,053         249,158         2,125
   - Net change in unrealized appreciation or
     depreciation on investments                       33,843      (2,538,478)       26,692      26,829,210       306,685
                                                   ----------    ------------    ----------     -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     33,288       1,549,197        31,142      25,694,577       293,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               844,754       6,110,218       549,726      17,908,342     3,220,074
   - Contract withdrawals & transfers to
     annuity reserves                                 (24,308)     (7,609,404)      (19,427)    (19,600,216)     (102,843)
   - Contract transfers                                17,803      (9,950,125)        6,050      48,236,266        97,927
                                                   ----------    ------------    ----------     -----------   -----------
                                                      838,249     (11,449,311)      536,349      46,544,392     3,215,158
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          27,079            --       1,423,205            --
   - Annuity Payments                                      --         (40,976)           --        (192,059)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           7,911            --          (1,158)           --
                                                   ----------    ------------    ----------     -----------   -----------
                                                           --          (5,986)           --       1,229,988            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             838,249     (11,455,297)      536,349      47,774,380     3,215,158
                                                   ----------    ------------    ----------     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               871,537      (9,906,100)      567,491      73,468,957     3,508,589
                                                   ----------    ------------    ----------     -----------   -----------
NET ASSETS AT DECEMBER 31, 2005                     1,007,825      59,431,037       673,088     212,550,906     3,824,627
Changes From Operations:
   - Net investment income (loss)                      (3,666)       (219,507)       (8,173)        262,002         9,216
   - Net realized gain (loss) on investments            4,739       5,603,181        48,467      22,779,952       797,639
   - Net change in unrealized appreciation or
     depreciation on investments                      245,511       3,784,507       122,324         543,131       (83,179)
                                                   ----------    ------------    ----------     -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    246,584       9,168,181       162,618      23,585,085       723,676
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,490,550       5,878,464       949,239      23,272,113     6,364,125
   - Contract withdrawals & transfers to
     annuity reserves                                (137,195)     (7,269,912)      (89,716)    (26,382,564)     (433,446)
   - Contract transfers                               (84,843)      5,122,884        56,891      23,042,254        86,911
                                                   ----------    ------------    ----------     -----------   -----------
                                                    1,268,512       3,731,436       916,414      19,931,803     6,017,590
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          13,759            --         744,112            --
   - Annuity Payments                                      --         (43,950)           --        (326,417)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           3,376            --           1,449            --
                                                   ----------    ------------    ----------     -----------   -----------
                                                           --         (26,815)           --         419,144            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,268,512       3,704,621       916,414      20,350,947     6,017,590
                                                   ----------    ------------    ----------     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,515,096      12,872,802     1,079,032      43,936,032     6,741,266
                                                   ----------    ------------    ----------     -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                    $2,522,921    $ 72,303,839    $1,752,120    $256,486,938   $10,565,893
                                                   ==========    ============    ==========    ============   ===========

                                                                                              FTVIPT
                                                                FIDELITY VIP  FIDELITY VIP   FRANKLIN
                                                 FIDELITY VIP      GROWTH        MID CAP      INCOME
                                                    GROWTH        SERVICE       SERVICE    SECURITIES
                                                 SERVICE CLASS     CLASS 2       CLASS 2      CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $ 93,354,109     $ 63,153    $      --     $     --
Changes From Operations:
   - Net investment income (loss)                     (491,544)      (1,839)        (649)          --
   - Net realized gain (loss) on investments        (8,685,061)         190         (330)          --
   - Net change in unrealized appreciation or
     depreciation on investments                    12,390,173       20,572       11,721           --
                                                  ------------     --------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,213,568       18,923       10,742           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,961,973      336,454       60,963           --
   - Contract withdrawals & transfers to
     annuity reserves                              (10,623,992)     (19,503)      (1,799)          --
   - Contract transfers                            (13,665,202)       3,502      278,526           --
                                                  ------------     --------    ---------     --------
                                                   (17,327,221)     320,453      337,690           --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         8,989           --           --           --
   - Annuity Payments                                  (41,444)          --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  (70)          --           --           --
                                                  ------------     --------    ---------     --------
                                                       (32,525)          --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (17,359,746)     320,453      337,690           --
                                                  ------------     --------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (14,146,178)     339,376      348,432           --
                                                  ------------     --------    ---------     --------
NET ASSETS AT DECEMBER 31, 2005                     79,207,931      402,529      348,432           --
Changes From Operations:
   - Net investment income (loss)                     (528,300)      (5,715)      (8,251)      (1,606)
   - Net realized gain (loss) on investments        (5,038,156)       1,096       63,756        7,433
   - Net change in unrealized appreciation or
     depreciation on investments                     9,588,125       46,471       14,748       19,601
                                                  ------------     --------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,021,669       41,852       70,253       25,428
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,520,321      546,742      759,380      173,057
   - Contract withdrawals & transfers to
     annuity reserves                               (9,504,271)     (45,399)     (68,841)      (6,909)
   - Contract transfers                             (9,120,830)     (19,805)    (148,247)     212,579
                                                  ------------     --------    ---------     --------
                                                   (13,104,780)     481,538      542,292      378,727
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       (48,717)          --           --           --
   - Annuity Payments                                  (38,405)          --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                1,518           --           --           --
                                                  ------------     --------    ---------     --------
                                                       (85,604)          --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (13,190,384)     481,538      542,292      378,727
                                                  ------------     --------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (9,168,715)     523,390      612,545      404,155
                                                  ------------     --------    ---------     --------
NET ASSETS AT DECEMBER 31, 2006                   $ 70,039,216     $925,919    $ 960,977     $404,155
                                                  ============     ========    =========     ========

                                                               FTVIPT
                                                   FTVIPT    TEMPLETON
                                                   MUTUAL     GLOBAL      JANUS ASPEN
                                                   SHARES     INCOME         SERIES     LINCOLN VIPT
                                                 SECURITIES  SECURITIES    WORLDWIDE     AGGRESSIVE
                                                   CLASS 2     CLASS 2      GROWTH         GROWTH
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $     --    $     --   $ 167,463,524  $221,543,618
Changes From Operations:
   - Net investment income (loss)                       --        (290)        469,605    (2,079,171)
   - Net realized gain (loss) on investments            --          (3)    (26,688,013)  (12,577,017)
   - Net change in unrealized appreciation or
      depreciation on investments                       --         (10)     31,922,807    31,457,756
                                                  --------    --------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --        (303)      5,704,399    16,801,568
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --      52,198      11,420,164    14,027,771
   - Contract withdrawals & transfers to
     annuity reserves                                   --         (92)    (20,065,047)  (25,398,731)
   - Contract transfers                                 --      29,941     (30,623,722)  (16,730,979)
                                                  --------    --------   -------------  ------------
                                                        --      82,047     (39,268,605)  (28,101,939)
Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --          --         (79,860)       28,954
   - Annuity Payments                                   --          --         (32,243)      (48,951)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          --           1,112         1,047
                                                  --------    --------   -------------  ------------
                                                        --          --        (110,991)      (18,950)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --      82,047     (39,379,596)  (28,120,889)
                                                  --------    --------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --      81,744     (33,675,197)  (11,319,321)
                                                  --------    --------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2005                         --      81,744     133,788,327   210,224,297
Changes From Operations:
   - Net investment income (loss)                     (495)      1,486        (569,829)   (2,039,600)
   - Net realized gain (loss) on investments            46         650     (75,938,367)   (7,808,002)
   - Net change in unrealized appreciation or
     depreciation on investments                    10,884      12,768      75,337,727    25,579,542
                                                  --------    --------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,435      14,904      (1,170,469)   15,731,940
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            188,243     105,733       4,046,943    11,555,057
   - Contract withdrawals & transfers to
     annuity reserves                                 (482)     (7,421)     (7,805,130)  (25,195,123)
   - Contract transfers                              6,073      61,620    (127,915,230)  (15,590,141)
                                                  --------    --------   -------------  ------------
                                                   193,834     159,932    (131,673,417)  (29,230,207)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --          --        (258,266)      (54,051)
   - Annuity Payments                                   --          --         (16,352)      (49,234)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          --             532         2,076
                                                  --------    --------   -------------  ------------
                                                        --          --        (274,086)     (101,209)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          193,834     159,932    (131,947,503)  (29,331,416)
                                                  --------    --------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            204,269     174,836    (133,117,972)  (13,599,476)
                                                  --------    --------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2006                   $204,269    $256,580   $     670,355  $196,624,821
                                                  ========    ========   =============  ============

See accompanying notes.

                                                  LINCOLN VIPT                LINCOLN VIPT
                                                   AGGRESSIVE   LINCOLN VIPT   AGGRESSIVE                  LINCOLN VIPT
                                                     GROWTH      AGGRESSIVE     PROFILE      LINCOLN VIPT  BOND SERVICE
                                                 SERVICE CLASS    PROFILE     SERVICE CLASS      BOND          CLASS
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $ 29,127     $        --    $       --    $389,384,378   $  464,727
Changes From Operations:
   - Net investment income (loss)                    (1,649)        (11,965)       (1,199)     11,936,417       75,685
   - Net realized gain (loss) on investments            861           2,324         1,012       5,191,705       12,668
   - Net change in unrealized appreciation or
     depreciation on investments                     26,435         157,772        29,904     (11,104,936)     (68,070)
                                                   --------     -----------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   25,647         148,131        29,717       6,023,186       20,283
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             321,004         139,484       282,130      29,929,548    2,696,847
   - Contract withdrawals & transfers to
     annuity reserves                               (30,673)        (14,154)      (26,580)    (45,339,876)    (155,521)
   - Contract transfers                               2,178       3,518,329       334,146      (6,004,474)     (64,993)
                                                   --------     -----------    ----------    ------------   ----------
                                                    292,509       3,643,659       589,696     (21,414,802)   2,476,333
Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --              --            --       1,313,859           --
   - Annuity Payments                                    --              --            --        (643,299)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --              --            --          10,004           --
                                                   --------     -----------    ----------    ------------   ----------
                                                         --              --            --         680,564           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           292,509       3,643,659       589,696     (20,734,238)   2,476,333
                                                   --------     -----------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             318,156       3,791,790       619,413     (14,711,052)   2,496,616
                                                   --------     -----------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2005                     347,283       3,791,790       619,413     374,673,326    2,961,343
Changes From Operations:
   - Net investment income (loss)                    (6,384)          4,792        (4,239)     12,023,855      199,647
   - Net realized gain (loss) on investments          1,730          73,479        32,460         615,454          786
   - Net change in unrealized appreciation or
     depreciation on investments                     59,702         946,484       152,722         (25,109)       1,938
                                                   --------     -----------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   55,048       1,024,755       180,943      12,614,200      202,371
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             631,694         921,434     1,586,393      30,034,111    3,952,259
   - Contract withdrawals & transfers to
     annuity reserves                               (40,231)     (1,324,561)      (58,755)    (46,269,781)    (453,250)
   - Contract transfers                             (16,324)      5,311,381        33,703     (11,323,202)    (143,783)
                                                   --------     -----------    ----------    ------------   ----------
                                                    575,139       4,908,254     1,561,341     (27,558,872)   3,355,226
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --              --            --         675,667           --
   - Annuity Payments                                    --              --            --        (663,019)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --              --            --         (82,190)          --
                                                   --------     -----------    ----------    ------------   ----------
                                                         --              --            --         (69,542)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           575,139       4,908,254     1,561,341     (27,628,414)   3,355,226
                                                   --------     -----------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             630,187       5,933,009     1,742,284     (15,014,214)   3,557,597
                                                   --------     -----------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2006                    $977,470     $ 9,724,799    $2,361,697    $359,659,112   $6,518,940
                                                   ========     ===========    ==========    ============   ==========

                                                                 LINCOLN VIPT                LINCOLN VIPT
                                                  LINCOLN VIPT     CAPITAL     LINCOLN VIPT  CONSERVATIVE
                                                     CAPITAL    APPRECIATION   CONSERVATIVE     PROFILE
                                                  APPRECIATION  SERVICE CLASS    PROFILE     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 619,685,017    $ 12,261      $       --     $       --
Changes From Operations:
   - Net investment income (loss)                   (4,135,322)       (722)         (4,375)        (1,182)
   - Net realized gain (loss) on investments       (23,545,109)        107             311             20
   - Net change in unrealized appreciation or
     depreciation on investments                    41,570,171       6,244          23,623          4,965
                                                 -------------    --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  13,889,740       5,629          19,559          3,803
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             32,074,697     150,480          71,284        113,902
   - Contract withdrawals & transfers to
     annuity reserves                              (72,487,653)     (7,423)         (9,509)          (902)
   - Contract transfers                            (82,995,816)       (166)      1,681,124        164,542
                                                 -------------    --------      ----------     ----------
                                                  (123,408,772)    142,891       1,742,899        277,542
Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               (39,399)         --           9,456             --
   - Annuity Payments                                 (187,978)         --             (68)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                6,862          --              --             --
                                                 -------------    --------      ----------     ----------
                                                      (220,515)         --           9,388             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (123,629,287)    142,891       1,752,287        277,542
                                                 -------------    --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (109,739,547)    148,520       1,771,846        281,345
                                                 -------------    --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2005                    509,945,470     160,781       1,771,846        281,345
Changes From Operations:
   - Net investment income (loss)                   (3,904,478)     (2,400)         43,623          2,888
   - Net realized gain (loss) on investments        (9,535,029)      1,981          20,515          8,563
   - Net change in unrealized appreciation or
     depreciation on investments                    51,290,762      24,215         321,291         55,265
                                                 -------------    --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  37,851,255      23,796         385,429         66,716
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             24,500,376     223,105         669,385      1,153,299
   - Contract withdrawals & transfers to
     annuity reserves                              (64,459,196)    (20,037)       (406,608)      (103,168)
   - Contract transfers                            (53,745,841)    (30,580)      4,201,666       (165,918)
                                                 -------------    --------      ----------     ----------
                                                   (93,704,661)    172,488       4,464,443        884,213
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       (28,522)         --          (8,907)            --
   - Annuity Payments                                 (187,348)         --            (408)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              (16,369)         --              --             --
                                                 -------------    --------      ----------     ----------
                                                      (232,239)         --          (9,315)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (93,936,900)    172,488       4,455,128        884,213
                                                 -------------    --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (56,085,645)    196,284       4,840,557        950,929
                                                 -------------    --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2006                  $ 453,859,825    $357,065      $6,612,403     $1,232,274
                                                 =============    ========      ==========     ==========

                                                                              LINCOLN VIPT   LINCOLN VIPT
                                                 LINCOLN VIPT   LINCOLN VIPT  EQUITY-INCOME  GLOBAL ASSET
                                                     CORE      EQUITY-INCOME  SERVICE CLASS   ALLOCATION
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $    --     $789,375,489    $  241,686    $249,280,928
Changes From Operations:
   - Net investment income (loss)                       --          773,379         3,842         539,574
   - Net realized gain (loss) on investments            --       34,699,296        25,033       9,088,781
   - Net change in unrealized appreciation or
     depreciation on investments                        --      (11,797,139)       29,276       3,494,334
                                                   -------     ------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --       23,675,536        58,151      13,122,689
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --       47,483,596     1,389,516      10,226,895
   - Contract withdrawals & transfers to
     annuity reserves                                   --      (96,493,191)      (46,369)    (30,067,831)
   - Contract transfers                                 --      (40,028,051)        7,882      (5,119,758)
                                                   -------     ------------    ----------    ------------
                                                        --      (89,037,646)    1,351,029     (24,960,694)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --          799,485            --         220,869
   - Annuity Payments                                   --         (569,076)           --        (157,929)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --           16,726            --          10,209
                                                   -------     ------------    ----------    ------------
                                                        --          247,135            --          73,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --      (88,790,511)    1,351,029     (24,887,545)
                                                   -------     ------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --      (65,114,975)    1,409,180     (11,764,856)
                                                   -------     ------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2005                         --      724,260,514     1,650,866     237,516,072
Changes From Operations:
   - Net investment income (loss)                       28        1,859,807         6,854         671,271
   - Net realized gain (loss) on investments           203       68,162,478       183,278      15,151,982
   - Net change in unrealized appreciation or
     depreciation on investments                       682       (2,026,993)       67,865      13,884,927
                                                   -------     ------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     913       67,995,292       257,997      29,708,180
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,142       41,412,788     1,905,423       9,264,534
   - Contract withdrawals & transfers to
     annuity reserves                               (1,848)     (95,693,696)     (150,254)    (28,280,687)
   - Contract transfers                              3,500      (44,055,938)      (65,533)     (6,006,055)
                                                   -------     ------------    ----------    ------------
                                                     6,794      (98,336,846)    1,689,636     (25,022,208)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --          326,199            --          49,473
   - Annuity Payments                                   --         (615,734)           --        (171,636)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          (20,100)           --           1,667
                                                   -------     ------------    ----------    ------------
                                                        --         (309,635)           --        (120,496)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,794      (98,646,481)    1,689,636     (25,142,704)
                                                   -------     ------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,707      (30,651,189)    1,947,633       4,565,476
                                                   -------     ------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2006                    $ 7,707     $693,609,325    $3,598,499    $242,081,548
                                                   =======     ============    ==========    ============

See accompanying notes.

                                                  LINCOLN VIPT                              LINCOLN VIPT    LINCOLN VIPT
                                                  GLOBAL ASSET   LINCOLN     LINCOLN VIPT    GROWTH AND        GROWTH
                                                   ALLOCATION      VIPT       GROWTH AND       INCOME      OPPORTUNITIES
                                                 SERVICE CLASS    GROWTH        INCOME      SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $ 93,154     $     --   $2,174,134,367    $  120,438     $     --
Changes From Operations:
   - Net investment income (loss)                        758           --        5,599,202         4,312           --
   - Net realized gain (loss) on investments           4,867           --        5,476,200           459           --
   - Net change in unrealized appreciation or
     depreciation on investments                      14,895           --       76,848,888        32,056           --
                                                    --------     --------   --------------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    20,520           --       87,924,290        36,827           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              310,323           --       77,270,254       879,027           --
   - Contract withdrawals & transfers to
     annuity reserves                                (11,613)          --     (245,159,348)      (43,595)          --
   - Contract transfers                               39,285           --      (89,213,836)       34,619           --
                                                    --------     --------   --------------    ----------     --------
                                                     337,995           --     (257,102,930)      870,051           --
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --           --        1,489,571            --           --
   - Annuity Payments                                     --           --       (3,731,004)           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --          192,477            --           --
                                                    --------     --------   --------------    ----------     --------
                                                          --           --       (2,048,956)           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            337,995           --     (259,151,886)      870,051           --
                                                    --------     --------   --------------    ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              358,515           --     (171,227,596)      906,878           --
                                                    --------     --------   --------------    ----------     --------
NET ASSETS AT DECEMBER 31, 2005                      451,669           --    2,002,906,771     1,027,316           --
Changes From Operations:
   - Net investment income (loss)                      2,440         (473)       3,703,122         4,015         (384)
   - Net realized gain (loss) on investments          30,221       (1,753)      24,748,567         2,029       (4,968)
   - Net change in unrealized appreciation or
     depreciation on investments                      54,526        4,749      174,023,294       164,863           44
                                                    --------     --------   --------------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    87,187        2,523      202,474,983       170,907       (5,308)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              467,773       69,369       64,310,338     1,021,883       42,853
   - Contract withdrawals & transfers to
     annuity reserves                                (45,929)     (39,461)    (238,709,996)     (118,518)        (477)
   - Contract transfers                               14,067           --     (111,237,918)      (79,767)     (22,812)
                                                    --------     --------   --------------    ----------     --------
                                                     435,911       29,908     (285,637,576)      823,598       19,564
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --       37,661          330,194            --           --
   - Annuity Payments                                     --       (2,533)      (3,960,117)           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          244           96,353            --           --
                                                    --------     --------   --------------    ----------     --------
                                                          --       35,372       (3,533,570)           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            435,911       65,280     (289,171,146)      823,598       19,564
                                                    --------     --------   --------------    ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              523,098       67,803      (86,696,163)      994,505       14,256
                                                    --------     --------   --------------    ----------     --------
NET ASSETS AT DECEMBER 31, 2006                     $974,767     $ 67,803   $1,916,210,608    $2,021,821     $ 14,256
                                                    ========     ========   ==============    ==========     ========


                                                                 LINCOLN VIPT                  LINCOLN VIPT
                                                 LINCOLN VIPT   INTERNATIONAL   LINCOLN VIPT     MANAGED
                                                 INTERNATIONAL   SERVICE CLASS     MANAGED    SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $381,072,870    $   86,121    $567,272,218   $  186,181
Changes From Operations:
   - Net investment income (loss)                    4,445,334        16,236       7,085,834       11,659
   - Net realized gain (loss) on investments         7,067,590           401       3,313,652        3,494
   - Net change in unrealized appreciation or
     depreciation on investments                    32,076,146       103,359       7,822,745       11,850
                                                  ------------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  43,589,070       119,996      18,222,231       27,003
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             19,953,164     1,590,694      23,303,360      929,778
   - Contract withdrawals & transfers to
     annuity reserves                              (45,460,365)      (79,976)    (65,330,160)     (42,867)
   - Contract transfers                             22,198,286        49,611     (14,862,362)     (83,836)
                                                  ------------    ----------    ------------   ----------
                                                    (3,308,915)    1,560,329     (56,889,162)     803,075
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       423,178            --         249,818           --
   - Annuity Payments                                 (137,226)           --        (411,462)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                5,286            --          15,403           --
                                                  ------------    ----------    ------------   ----------
                                                       291,238            --        (146,241)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,017,677)    1,560,329     (57,035,403)     803,075
                                                  ------------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             40,571,393     1,680,325     (38,813,172)     830,078
                                                  ------------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2005                    421,644,263     1,766,446     528,459,046    1,016,259
Changes From Operations:
   - Net investment income (loss)                    9,946,626        76,724       6,876,961       24,092
   - Net realized gain (loss) on investments         7,346,541         6,920       6,730,728        2,758
   - Net change in unrealized appreciation or
     depreciation on investments                   105,243,883       774,608      32,183,725      115,797
                                                  ------------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 122,537,050       858,252      45,791,414      142,647
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             23,488,258     2,633,817      18,347,159    1,066,583
   - Contract withdrawals & transfers to
     annuity reserves                              (53,054,758)     (193,493)    (65,017,165)     (92,934)
   - Contract transfers                             56,492,358       347,684     (21,219,158)     (73,451)
                                                  ------------    ----------    ------------   ----------
                                                    26,925,858     2,788,008     (67,889,164)     900,198
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       262,801            --         192,997           --
   - Annuity Payments                                 (176,646)           --        (423,993)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (541)           --         (40,655)          --
                                                  ------------    ----------    ------------   ----------
                                                        85,614            --        (271,651)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           27,011,472     2,788,008     (68,160,815)     900,198
                                                  ------------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            149,548,522     3,646,260     (22,369,401)   1,042,845
                                                  ------------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2006                   $571,192,785    $5,412,706    $506,089,645   $2,059,104
                                                  ============    ==========    ============   ==========

                                                                                             LINCOLN VIPT
                                                                LINCOLN VIPT  LINCOLN VIPT    MODERATELY
                                                 LINCOLN VIPT     MODERATE     MODERATELY     AGGRESSIVE
                                                   MODERATE       PROFILE      AGGRESSIVE      PROFILE
                                                   PROFILE     SERVICE CLASS    PROFILE     SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $        --   $       --    $        --    $       --
Changes From Operations:
   - Net investment income (loss)                     (16,994)      (3,089)       (20,065)       (1,855)
   - Net realized gain (loss) on investments            4,038           38          1,535         3,966
   - Net change in unrealized appreciation or
     depreciation on investments                      152,922       25,214        251,452        16,587
                                                  -----------   ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    139,966       22,163        232,922        18,698
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               440,952    1,089,105        252,256       640,334
   - Contract withdrawals & transfers to
     annuity reserves                                (374,218)     (11,698)       (76,239)       (9,177)
   - Contract transfers                             5,927,117      302,377      7,115,580       279,025
                                                  -----------   ----------    -----------    ----------
                                                    5,993,851    1,379,784      7,291,597       910,182
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --             --            --
   - Annuity Payments                                      --           --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --             --            --
                                                  -----------   ----------    -----------    ----------
                                                           --           --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,993,851    1,379,784      7,291,597       910,182
                                                  -----------   ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,133,817    1,401,947      7,524,519       928,880
                                                  -----------   ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2005                     6,133,817    1,401,947      7,524,519       928,880
Changes From Operations:
   - Net investment income (loss)                      40,054      (16,096)        52,630        (4,021)
   - Net realized gain (loss) on investments           44,940       72,489         71,330        38,518
   - Net change in unrealized appreciation or
     depreciation on investments                    1,478,197      460,825      1,816,422       579,941
                                                  -----------   ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,563,191      517,218      1,940,382       614,438
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,469,782    6,078,401      2,302,177     5,888,303
   - Contract withdrawals & transfers to
     annuity reserves                                (991,653)    (369,332)    (1,039,724)     (604,726)
   - Contract transfers                            13,173,127     (232,525)    10,912,283       792,538
                                                  -----------   ----------    -----------    ----------
                                                   13,651,256    5,476,544     12,174,736     6,076,115
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      277,773       23,856             --            --
   - Annuity Payments                                  (8,321)        (545)            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (238)         145             --            --
                                                  -----------   ----------    -----------    ----------
                                                      269,214       23,456             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT  TRANSACTIONS                         13,920,470    5,500,000     12,174,736     6,076,115
                                                  -----------   ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            15,483,661    6,017,218     14,115,118     6,690,553
                                                  -----------   ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                   $21,617,478   $7,419,165    $21,639,637    $7,619,433
                                                  ===========   ==========    ===========    ==========

See accompanying notes.

                                                                                               LINCOLN VIPT
                                                                LINCOLN VIPT   LINCOLN VIPT       SOCIAL      LINCOLN VIPT
                                                 LINCOLN VIPT   MONEY MARKET      SOCIAL        AWARENESS       SPECIAL
                                                 MONEY MARKET  SERVICE CLASS    AWARENESS     SERVICE CLASS  OPPORTUNITIES
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 82,469,737   $   40,003    $1,007,815,652    $  141,092    $608,606,027
Changes From Operations:
   - Net investment income (loss)                   1,487,118        3,115        (1,736,579)          683       1,133,275
   - Net realized gain (loss) on investments               --           --         2,351,453             3      27,269,902
   - Net change in unrealized appreciation or
     depreciation on investments                           --           --       101,583,893        85,234      61,470,488
                                                 ------------   ----------    --------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,487,118        3,115       102,198,767        85,920      89,873,665
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             8,909,220      426,105        47,034,940     1,133,219      31,970,902
   - Contract withdrawals & transfers to
     annuity reserves                             (25,114,189)     (17,221)     (111,304,929)      (29,897)    (69,303,244)
   - Contract transfers                            12,132,418     (100,374)      (34,041,047)       77,537      52,113,187
                                                 ------------   ----------    --------------    ----------    ------------
                                                   (4,072,551)     308,510       (98,311,036)    1,180,859      14,780,845
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      374,877           --           115,838            --         882,638
   - Annuity Payments                                 (67,470)          --          (375,269)           --        (281,565)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             (12,990)          --            (7,002)           --          13,210
                                                 ------------   ----------    --------------    ----------    ------------
                                                      294,417           --          (266,433)           --         614,283
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,778,134)     308,510       (98,577,469)    1,180,859      15,395,128
                                                 ------------   ----------    --------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,291,016)     311,625         3,621,298     1,266,779     105,268,793
                                                 ------------   ----------    --------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2005                    80,178,721      351,628     1,011,436,950     1,407,871     713,874,820
Changes From Operations:
   - Net investment income (loss)                   3,097,441       24,520        (1,464,131)       (2,600)      1,791,277
   - Net realized gain (loss) on investments               --           --        15,390,083         6,001      52,535,106
   - Net change in unrealized appreciation or
     depreciation on investments                           --           --        90,631,778       286,086      47,061,264
                                                 ------------   ----------    --------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,097,441       24,520       104,557,730       289,487     101,387,647
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             7,634,582      943,030        42,970,163     2,161,564      33,448,873
   - Contract withdrawals & transfers to
     annuity reserves                             (30,163,570)    (125,137)     (114,966,875)     (163,082)    (78,457,908)
   - Contract transfers                            29,147,370     (103,300)      (42,967,675)      (25,903)    (19,649,207)
                                                 ------------   ----------    --------------    ----------    ------------
                                                    6,618,382      714,593      (114,964,387)    1,972,579     (64,658,242)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      258,036           --           (26,981)           --         391,672
   - Annuity Payments                                (109,331)          --          (182,734)           --        (365,078)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               2,348           --            (9,131)           --          (7,300)
                                                 ------------   ----------    --------------    ----------    ------------
                                                      151,053           --          (218,846)           --          19,294
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           6,769,435      714,593      (115,183,233)    1,972,579     (64,638,948)
                                                 ------------   ----------    --------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             9,866,876      739,113       (10,625,503)    2,262,066      36,748,699
                                                 ------------   ----------    --------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2006                  $ 90,045,597   $1,090,741    $1,000,811,447    $3,669,937    $750,623,519
                                                 ============   ==========    ==============    ==========    ============

                                                  LINCOLN VIPT
                                                     SPECIAL       MFS VIT
                                                 OPPORTUNITIES      CAPITAL      MFS VIT        MFS VIT
                                                 SERVICE CLASS  OPPORTUNITIES  TOTAL RETURN    UTILITIES
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $  234,218      $61,150      $1,190,332   $ 63,545,430
Changes From Operations:
   - Net investment income (loss)                       8,713         (173)         10,042       (493,559)
   - Net realized gain (loss) on investments           33,621        1,604          60,276      1,366,690
   - Net change in unrealized appreciation or
     depreciation on investments                      174,914       (1,551)        (49,509)    13,318,632
                                                   ----------      -------      ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    217,248         (120)         20,809     14,191,763
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,901,730           --         182,920      8,665,069
   - Contract withdrawals & transfers to
     annuity reserves                                (149,778)        (438)        (35,760)   (12,044,029)
   - Contract transfers                                72,707       (9,286)        (10,482)    63,676,552
                                                   ----------      -------      ----------   ------------
                                                    2,824,659       (9,724)        136,678     60,297,592
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --         143,968        138,644
   - Annuity Payments                                      --           --          (2,246)       (24,964)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --              49            757
                                                   ----------      -------      ----------   ------------
                                                           --           --         141,771        114,437
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,824,659       (9,724)        278,449     60,412,029
                                                   ----------      -------      ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,041,907       (9,844)        299,258     74,603,792
                                                   ----------      -------      ----------   ------------
NET ASSETS AT DECEMBER 31, 2005                     3,276,125       51,306       1,489,590    138,149,222
Changes From Operations:
   - Net investment income (loss)                      17,775         (300)         16,572      1,203,388
   - Net realized gain (loss) on investments          192,698        1,213          63,161     11,182,642
   - Net change in unrealized appreciation or
     depreciation on investments                      587,247        4,770          80,414     27,259,805
                                                   ----------      -------      ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    797,720        5,683         160,147     39,645,835
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             4,850,032           --         176,464     10,426,707
   - Contract withdrawals & transfers to
     annuity reserves                                (406,821)        (358)       (194,355)   (17,732,123)
   - Contract transfers                              (146,768)      (5,407)        122,217     19,848,929
                                                   ----------      -------      ----------   ------------
                                                    4,296,443       (5,765)        104,326     12,543,513
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --          93,744        464,244
   - Annuity Payments                                      --           --         (16,018)       (69,521)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --           2,741         (4,341)
                                                   ----------      -------      ----------   ------------
                                                           --           --          80,467        390,382
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           4,296,443       (5,765)        184,793     12,933,895
                                                   ----------      -------      ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,094,163          (82)        344,940     52,579,730
                                                   ----------      -------      ----------   ------------
NET ASSETS AT DECEMBER 31, 2006                    $8,370,288      $51,224      $1,834,530   $190,728,952
                                                   ==========      =======      ==========   ============

                                                     MFS VIT        NB AMT
                                                    UTILITIES      MID-CAP        NB AMT       NB AMT
                                                  SERVICE CLASS     GROWTH       PARTNERS     REGENCY
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $  268,574   $112,769,653  $ 24,936,907  $ 651,422
Changes From Operations:
   - Net investment income (loss)                       (5,621)    (1,097,330)       25,914     (9,404)
   - Net realized gain (loss) on investments             4,677     (3,705,648)    1,174,758    103,638
   - Net change in unrealized appreciation or
     depreciation on investments                       103,821     17,745,738     4,153,763     11,824
                                                    ----------   ------------  ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     102,877     12,942,760     5,354,435    106,058
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,451,115      9,552,128     2,529,684    220,386
   - Contract withdrawals & transfers to
     annuity reserves                                  (61,040)   (13,301,604)   (4,866,824)   (12,761)
   - Contract transfers                                 72,672     (2,722,144)   17,965,096    (93,114)
                                                    ----------   ------------  ------------  ---------
                                                     1,462,747     (6,471,620)   15,627,956    114,511
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --         21,278         1,771         --
   - Annuity Payments                                       --        (22,144)       (8,116)        --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            844           (38)        --
                                                    ----------   ------------  ------------  ---------
                                                            --           (122)       (6,383)        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,462,747     (6,471,742)   15,621,573    114,511
                                                    ----------   ------------  ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,565,624      6,471,018    20,976,008    220,569
                                                    ----------   ------------  ------------  ---------
NET ASSETS AT DECEMBER 31, 2005                      1,834,198    119,240,671    45,912,915    871,991
Changes From Operations:
   - Net investment income (loss)                       15,789     (1,303,861)     (206,456)    (6,673)
   - Net realized gain (loss) on investments           110,150       (669,493)    8,424,387     96,860
   - Net change in unrealized appreciation or
     depreciation on investments                       777,919     17,507,439    (9,090,426)    (8,961)
                                                    ----------   ------------  ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     903,858     15,534,085      (872,495)    81,226
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,601,308     10,383,918     1,325,280    104,167
   - Contract withdrawals & transfers to
     annuity reserves                                 (198,871)   (14,863,363)   (2,399,238)   (24,208)
   - Contract transfers                                 82,128      1,068,713   (43,840,107)  (174,645)
                                                    ----------   ------------  ------------  ---------
                                                     2,484,565     (3,410,732)  (44,914,065)   (94,686)
Annuity Reserves:
   - Transfer from accumulation units
     & between subaccounts                                  --         63,597       (91,692)        --
   - Annuity Payments                                       --        (29,022)       (5,070)        --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            944            --         --
                                                    ----------   ------------  ------------  ---------
                                                            --         35,519       (96,762)        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,484,565     (3,375,213)  (45,010,827)   (94,686)
                                                    ----------   ------------  ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,388,423     12,158,872   (45,883,322)   (13,460)
                                                    ----------   ------------  ------------  ---------
NET ASSETS AT DECEMBER 31, 2006                     $5,222,621   $131,399,543  $     29,593  $ 858,531
                                                    ==========   ============  ============  =========

See accompanying notes.

                                                                                  WFVT
                                                                      WFVT      ADVANTAGE     WFVT
                                                     PUTNAM VT     ADVANTAGE      LARGE     ADVANTAGE
                                                  HEALTH SCIENCES    EQUITY      COMPANY    SMALL CAP
                                                     CLASS IB        INCOME      GROWTH      GROWTH
                                                     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $ 12,686,886    $106,836     $47,033    $137,264
Changes From Operations:
   - Net investment income (loss)                       (135,097)         69        (731)     (1,874)
   - Net realized gain (loss) on investments             523,282         338         102       4,308
   - Net change in unrealized appreciation or
     depreciation on investments                       1,233,691       4,979       2,926       9,614
                                                    ------------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,621,876       5,386       2,297      12,048
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,870,451      45,228      13,599      84,289
   - Contract withdrawals & transfers to
     annuity reserves                                 (1,612,755)       (362)        (20)    (19,212)
   - Contract transfers                                1,846,839       4,879          --     (22,513)
                                                    ------------    --------     -------    --------
                                                       2,104,535      49,745      13,579      42,564
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         (15,206)         --          --          --
   - Annuity Payments                                     (1,773)         --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                      28         --          --          --
                                                    ------------    --------     -------    --------
                                                         (16,951)         --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              2,087,584      49,745      13,579      42,564
                                                    ------------    --------     -------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                3,709,460      55,131      15,876      54,612
                                                    ------------    --------     -------    --------
NET ASSETS AT DECEMBER 31, 2005                       16,396,346     161,967      62,909     191,876
Changes From Operations:
   - Net investment income (loss)                        (21,593)        298        (917)     (3,285)
   - Net realized gain (loss) on investments           1,959,758       7,685         791      19,600
   - Net change in unrealized appreciation or
     depreciation on investments                      (2,549,043)     20,475          65      22,322
                                                    ------------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (610,878)     28,458         (61)     38,637
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  810,355          --          --      89,342
   - Contract withdrawals & transfers to
     annuity reserves                                   (971,966)       (906)        (75)     (6,876)
   - Contract transfers                              (15,435,066)      6,842      (4,251)    (21,003)
                                                    ------------    --------     -------    --------
                                                     (15,596,677)      5,936      (4,326)     61,463
Annuity Reserves:
   - Transfer from accumulation units
     & between subaccounts                               (25,477)         --          --          --
   - Annuity Payments                                       (796)         --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                     --          --          --          --
                                                    ------------    --------     -------    --------
                                                         (26,273)         --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (15,622,950)      5,936      (4,326)     61,463
                                                    ------------    --------     -------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (16,233,828)     34,394      (4,387)    100,100
                                                    ------------    --------     -------    --------
NET ASSETS AT DECEMBER 31, 2006                     $    162,518    $196,361     $58,522    $291,976
                                                    ============    ========     =======    ========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of three products, Multi-Fund(R), Multi-Fund(R) Select and eAnnuity(TM). The eAnnuity(TM) product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company will merge into The Lincoln National Life Insurance Company. The merger will not affect the assets and liabilities of Lincoln National Variable Annuity Account C.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of eighty five mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Core Equity Fund
   AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class 2 Portfolio
   American Century VP International Portfolio
   American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Baron Capital Funds Trust (Baron Capital):
   Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT Global Bond Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2
   FTVIPT Mutual Shares Securities Class 2
   FTVIPT Templeton Global Income Securities Class 2 Fund

Janus Aspen Series:
   Janus Aspen Series Worldwide Growth Portfolio

Lincoln National Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Aggressive Growth Fund
   Lincoln VIPT Aggressive Growth Service Class Fund
   Lincoln VIPT Aggressive Profile Fund
   Lincoln VIPT Aggressive Profile Service Class Fund
   Lincoln VIPT Bond Fund
   Lincoln VIPT Bond Service Class Fund
   Lincoln VIPT Capital Appreciation Fund
   Lincoln VIPT Capital Appreciation Service Class Fund
   Lincoln VIPT Conservative Profile Fund
   Lincoln VIPT Conservative Profile Service Class Fund
   Lincoln VIPT Core Fund
   Lincoln VIPT Equity-Income Fund
   Lincoln VIPT Equity-Income Service Class Fund
   Lincoln VIPT Global Asset Allocation Fund
   Lincoln VIPT Global Asset Allocation Service Class Fund
   Lincoln VIPT Growth Fund
   Lincoln VIPT Growth and Income Fund
   Lincoln VIPT Growth and Income Service Class Fund
   Lincoln VIPT Growth Opportunities Service Class Fund

   Lincoln VIPT International Fund
   Lincoln VIPT International Service Class Fund
   Lincoln VIPT Managed Fund
   Lincoln VIPT Managed Service Class Fund
   Lincoln VIPT Moderate Profile Fund
   Lincoln VIPT Moderate Profile Service Class Fund
   Lincoln VIPT Moderately Aggressive Profile Fund
   Lincoln VIPT Moderately Aggressive Profile Service Class Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT Money Market Service Class Fund
   Lincoln VIPT Social Awareness Fund
   Lincoln VIPT Social Awareness Service Class Fund
   Lincoln VIPT Special Opportunities Fund
   Lincoln VIPT Special Opportunities Service Class Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Capital Opportunities Series
   MFS VIT Total Return Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisors Management Trust
   (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Partners Portfolio
   NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Health Sciences Class IB Fund

Wells Fargo Variable Trust (WFVT):
   WFVT Advantage Equity Income Fund
   WFVT Advantage Large Company Growth Fund
   WFVT Advantage Small Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2006, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES: During 2005, the Delaware VIPT Capital Reserves Service Class Series, the Delaware VIPT High Yield Series, the Delaware VIPT High Yield Service Class Series, the Fidelity VIP Mid Cap Service Class 2 Portfolio, the FTVIPT Templeton Global Income Securities Class 2 Fund, the Lincoln VIPT Aggressive Profile Fund, the Lincoln VIPT Aggressive Profile Service Class Fund, the Lincoln VIPT Conservative Profile Fund, the Lincoln VIPT Conservative Profile Service Class Fund, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Opportunities Service Class Fund, the Lincoln VIPT Moderate Profile Fund, the Lincoln VIPT Moderate Profile Service Class Fund, the Lincoln VIPT Moderately Aggressive Profile Fund and the Lincoln VIPT Moderately Aggressive Profile Service Class Fund became available as investment options for Variable Account Contract owners. Accordingly, the 2005 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Also during 2005, the ABVPSF Technology Class B Fund changed its name to the ABVPSF Global Technology Class B Fund, the ABVPSF Small Cap Value Fund changed its name to the ABVPSF Small/Mid Cap Value Fund, the WFVT Equity Income Fund changed its name to the WFVT Advantage Equity Income Fund, the WFVT Large Company Growth Fund changed its name to the WFVT Advantage Large Company Growth Fund and the WFVT Small Cap Growth Fund changed its name to the WFVT Advantage Small Cap Growth Fund.

During 2006, the AIM V.I. Core Equity Fund, the ABVPSF International Value Class B Fund, the Delaware VIPT U.S. Growth Service Class Series, the FTVIPT Franklin Income Securities Class 2 Funds and the FTVIPT Franklin Mutual Shares Securities Class 2 Fund became available as investment options for Account Contract owners. Accordingly, the 2006 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

FUND MERGERS: During 2006, the AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund.

FUND CLOSINGS: During 2006, the AIM V.I. Premier Equity Fund and the ABVPSF Growth Class B Fund ceased to be available as an investment option to Variable Account Contract owners.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the three contract types within the Variable Account:

-    eAnnuity(TM) at a daily rate of .00150685% (.55% on an annual basis)

-    Multi-Fund(R) at a daily rate of .00273973% to .00712329 (1.00% to 2.60% on an annual basis)

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis)

In addition, $11,382,770 and $13,939,410 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2006 and 2005, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2006 follows.

                                MINIMUM   MAXIMUM  MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT     FEE      FEE      UNIT      UNIT       UNITS                      TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS   RETURN(4)  RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY
            2006     4/28/06      1.00%    1.750%   $10.28    $10.68        16,478   $   172,826      7.89%      8.43%      0.56%
AIM V.I. INTERNATIONAL GROWTH
            2006                  1.00%    1.95%     18.79     19.74        37,356       732,508     25.76%     26.96%      1.42%
            2005                  1.00%    1.95%     14.94     15.55        24,902       385,241     15.65%     16.75%      0.69%
            2004                  1.00%    1.95%     12.92     13.32        24,432       324,064     21.61%     22.77%      0.69%
            2003                  1.00%    1.95%     10.62     10.85        20,352       220,344     26.58%     27.78%      1.27%
            2002                  1.00%    1.95%      8.39      8.49         2,261        19,080    -17.34%    -16.46%      0.91%
ABVPSF GLOBAL TECHNOLOGY CLASS B
            2006                  1.00%    1.80%      0.52     12.04    59,298,538    32,362,349      6.98%      7.30%      0.00%
            2005                  1.00%    1.30%      0.49     11.22    72,818,934    36,486,619      2.31%      2.62%      0.00%
            2004                  1.00%    1.30%      0.48      8.50    94,555,878    45,903,361      3.73%      4.04%      0.00%
            2003                  1.00%    1.75%      0.46      8.17   138,493,725    64,560,294     41.93%     42.36%      0.00%
            2002                  1.00%    1.30%      0.32      5.74    83,428,602    27,282,270    -42.56%    -42.39%      0.00%
ABVPSF GROWTH CLASS B
            2005                  1.00%    1.30%      0.80      0.81    16,257,106    13,174,220     10.19%     10.52%      0.00%
            2004                  1.00%    1.30%      0.72      0.73    20,938,610    15,353,249     13.05%     13.39%      0.00%
            2003                  1.00%    1.30%      0.64      0.65    20,651,889    13,355,274     32.96%     33.36%      0.00%
            2002                  1.00%    1.30%      0.48      0.48    10,647,980     5,163,438     -29.19%   -28.98%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2006                  1.00%    1.30%     13.25     13.35     4,427,694    59,110,718     15.47%     15.82%      0.25%
            2005                  1.00%    1.30%     11.47     11.53       542,081     6,248,479      3.24%      3.55%      1.29%
            2004     5/24/04      1.00%    1.30%     11.11     11.13       181,142     2,016,382      9.08%     11.32%      0.14%
ABVPSF INTERNATIONAL VALUE CLASS B
            2006     6/22/06      1.00%    1.80%     11.83     11.89        68,347       812,198      0.71%     23.86%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2006                  1.00%    1.80%     18.69     22.19        23,101       446,812     12.38%     13.28%      0.44%
            2005                  1.00%    1.80%     16.62     17.14        47,790       817,091      5.06%      5.85%      0.71%
            2004                  1.00%    1.75%     15.82     16.20        30,065       484,554     17.23%     18.12%      0.18%
            2003                  1.00%    1.75%     13.50     13.71        24,534       335,025     38.82%     39.86%      0.53%
            2002                  1.00%    1.75%      9.72      9.80         8,827        86,328     -7.81%     -7.12%      0.09%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2006                 1.00%    1.80%   $10.34     $10.57       137,985  $  1,444,978    -0.23%      0.56%      3.29%
            2005                 1.00%    1.80%    10.38      10.51        48,777       510,991    -0.20%      0.55%      4.95%
            2004     6/23/04     1.00%    1.75%    10.40      10.46         9,732       101,554     0.07%      4.63%      1.89%
AMERICAN CENTURY VP INTERNATIONAL
            2006                 0.55%    0.55%     1.42       1.42        16,418        23,287    24.34%     24.34%      2.63%
            2005                 0.55%    0.55%     1.14       1.14        98,847       112,759    12.63%     12.63%      1.10%
            2004                 0.55%    0.55%     1.01       1.01        93,629        94,828    14.29%     14.29%      0.53%
            2003                 0.55%    0.55%     0.89       0.89       114,248       101,241    23.83%     23.83%      0.31%
            2002                 0.55%    0.55%     0.72       0.72       188,700       135,042   -20.81%    -20.81%      0.05%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2006                 1.00%    1.95%    14.92      15.23     4,014,042    61,115,653    18.28%     19.23%      0.84%
            2005                 1.00%    1.80%    12.62      12.77     2,125,679    27,149,977    12.10%     12.94%      0.67%
            2004     5/24/04     1.00%    1.75%    11.26      11.31       830,270     9,389,964     8.67%     15.43%      0.05%
AMERICAN FUNDS GROWTH CLASS 2
            2006                 1.00%    2.25%     1.12      19.49   674,795,654   810,306,303     7.77%      9.12%      0.80%
            2005                 1.00%    2.25%     1.03      18.09   673,349,379   728,450,984    13.95%     15.04%      0.72%
            2004                 1.00%    1.95%     0.90      15.83   650,424,534   603,000,010    10.32%     11.38%      0.18%
            2003                 1.00%    1.95%     0.81      10.19   558,850,163   462,593,451    34.17%     35.45%      0.13%
            2002                 1.00%    1.95%     0.60       7.52   408,662,563   247,889,602   -25.91%    -25.21%      0.03%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2006                 1.00%    2.25%    12.85      18.03    12,330,341   163,043,507    12.64%     14.06%      1.83%
            2005                 1.00%    2.25%    11.45      16.02     8,301,487    96,296,244     3.79%      4.78%      1.57%
            2004                 1.00%    1.95%    11.37      15.39     4,492,510    50,042,130     8.24%      9.28%      1.79%
            2003                 1.00%    1.95%    10.51      10.72       624,662     6,701,374    29.87%     31.11%      1.44%
            2002                 1.00%    1.95%     8.09       8.18       168,152     1,371,695   -19.92%    -19.16%      3.15%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2006                 1.00%    2.25%     1.26      23.56   225,874,390   310,794,956    16.33%     17.79%      1.74%
            2005                 1.00%    2.25%     1.07      20.16   184,032,133   210,218,274    19.16%     20.29%      1.70%
            2004                 1.00%    1.95%     0.90      16.90   142,898,536   133,651,991    17.01%     18.13%      1.53%
            2003                 1.00%    1.95%     0.76      11.28    93,690,450    73,676,494    32.51%     33.51%      1.62%
            2002                 1.00%    1.75%     0.57       8.45    64,328,735    37,340,419   -16.33%    -15.69%      1.48%
BARON CAPITAL ASSET
            2006                 0.55%    1.80%     2.01      18.78    85,738,959   183,983,607    13.46%     14.89%      0.00%
            2005                 0.55%    1.80%     1.77      12.08    95,725,183   175,459,157     2.03%      2.80%      0.00%
            2004                 0.55%    1.30%     1.73       1.98   102,460,597   180,566,032    24.01%     24.95%      0.00%
            2003                 0.55%    1.30%     1.40       1.59    71,610,336   101,264,502    28.33%     29.30%      0.00%
            2002                 0.55%    1.30%     1.09       1.23    69,045,972    75,841,607   -15.31%    -14.67%      0.00%
DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2006                 1.00%    1.80%    10.16      10.16         9,968       102,064     2.47%      2.47%      4.34%
            2005     8/16/05     1.80%    1.80%     9.91       9.91         3,912        38,784    -0.03%     -0.03%      1.47%
DELAWARE VIPT DIVERSIFIED INCOME
            2006                 1.00%    1.80%    11.28      11.52     7,112,957    81,894,023     5.99%      6.84%      0.73%
            2005                 1.00%    1.80%    10.73      10.78     2,054,184    22,135,616    -1.73%     -1.44%      0.84%
            2004     5/24/04     1.00%    1.30%    10.92      10.93       739,132     8,082,107     7.32%      9.35%      0.00%
DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2006                 1.00%    1.95%    11.20      11.44       732,435     8,355,999     5.65%      6.50%      1.11%
            2005                 1.00%    1.80%    10.61      10.74       346,090     3,714,019    -2.31%     -1.58%      0.58%
            2004     6/21/04     1.00%    1.75%    10.87      10.91        74,862       816,336     6.28%      8.34%      0.00%
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2006                 1.00%    1.80%    21.07      21.52        65,674     1,405,574    24.55%     25.55%      0.96%
            2005                 1.00%    2.25%    16.93      17.14        35,425       605,235    24.90%     25.85%      0.06%
            2004     6/23/04     1.00%    1.75%    13.56      13.62         1,743        23,698    26.81%     33.05%      0.00%
DELAWARE VIPT GLOBAL BOND
            2006                 0.55%    0.55%     1.76       1.76        18,147        31,958     2.58%      2.58%      4.30%
            2005                 0.55%    1.80%     1.62       1.72    32,294,952    53,613,368    -9.84%     -9.15%     16.46%
            2004                 0.55%    1.30%     1.79       1.89    41,855,296    76,804,886    11.54%     12.38%     13.53%
            2003                 0.55%    1.30%     1.61       1.68    57,641,213    94,554,866    18.81%     19.70%      1.63%
            2002                 0.55%    1.30%     1.35       1.40    60,665,695    83,503,891    23.47%     24.43%      0.21%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT HIGH YIELD
            2006                 1.00%    1.80%    $11.29    $11.44     1,401,130  $ 16,023,618    10.44%     11.33%      3.23%
            2005      6/6/05     1.00%    1.80%     10.23     10.27       236,402     2,428,470    -0.34%      2.73%      0.00%
DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2006                 1.00%    1.00%     11.41     11.41        68,365       780,161    11.07%     11.07%      2.90%
            2005      6/9/05     1.00%    1.00%     10.27     10.27         9,179        94,301     2.93%      2.93%      0.00%
DELAWARE VIPT REIT
            2006                 1.00%    2.15%      3.08     25.71   101,214,445   323,270,992    29.81%     31.31%      1.80%
            2005                 1.00%    2.15%      2.35     19.58    98,117,755   238,208,105     4.89%      6.10%      1.97%
            2004                 1.00%    2.15%      2.22     18.45   116,236,561   265,285,677    29.03%     30.07%      1.96%
            2003                 1.00%    1.80%      1.71     14.19    92,110,822   160,909,583    31.70%     32.69%      2.41%
            2002                 1.00%    1.75%      1.30     10.69    83,475,167   109,256,910     2.71%      3.48%      1.69%
DELAWARE VIPT REIT SERVICE CLASS
            2006                 1.00%    1.00%     18.40     18.40       410,686     7,556,798    31.00%     31.00%      1.33%
            2005                 1.00%    1.00%     14.05     14.05       204,962     2,878,823     5.79%      5.79%      1.10%
            2004     8/12/04     1.00%    1.00%     13.28     13.28        51,835       688,197    22.58%     22.58%      0.00%
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2006                 1.00%    2.15%      1.96     21.58   162,075,066   337,704,818    13.65%     14.73%      0.02%
            2005                 1.00%    2.25%      1.71     18.96   163,278,780   291,658,893     7.04%      8.06%      0.15%
            2004                 1.00%    1.95%      1.59     17.69   158,621,453   258,482,376    18.82%     19.96%      0.02%
            2003                 1.00%    1.95%      1.33     13.85   133,062,475   179,787,347    38.93%     40.26%      0.22%
            2002                 1.00%    1.95%      0.95      9.87   102,308,014    98,112,228    -7.55%     -6.67%      0.26%
DELAWARE VIPT TREND
            2006                 0.55%    1.95%      2.29     17.78   125,540,187   297,987,464     5.52%      7.00%      0.00%
            2005                 0.55%    1.95%      2.15     16.83   146,301,640   325,643,375     3.81%      5.28%      0.00%
            2004                 0.55%    1.95%      2.06     16.18   176,557,581   374,406,585    10.43%     11.99%      0.00%
            2003                 0.55%    1.95%      1.86     11.18   194,436,461   369,174,879    32.49%     34.36%      0.00%
            2002                 0.55%    1.95%      1.39      8.36   197,787,026   280,180,149   -21.50%    -20.38%      0.00%
DELAWARE VIPT TREND SERVICE CLASS
            2006                 1.00%    1.00%     12.21     12.21       227,494     2,776,830     6.27%      6.27%      0.00%
            2005                 1.00%    1.00%     11.49     11.49       119,204     1,369,229     4.56%      4.56%      0.00%
            2004     8/13/04     1.00%    1.00%     10.99     10.99        20,593       226,225    24.05%     24.05%      0.00%
DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2006     11/1/06     1.30%    1.30%     10.50     10.50         1,313        13,795     4.26%      4.26%      0.00%
DELAWARE VIPT VALUE
            2006                 0.55%    1.95%      2.37     19.27    88,171,906   218,333,816    21.71%     23.42%      1.50%
            2005                 0.55%    1.95%      1.93     12.28    80,260,557   160,834,889     3.98%      5.45%      1.65%
            2004                 0.55%    1.95%      1.85     11.70    75,081,029   142,812,874    12.71%     14.30%      1.57%
            2003                 0.55%    1.95%      1.63     10.28    73,946,298   123,091,951    26.07%     27.60%      1.84%
            2002                 0.55%    1.75%      1.28      8.10    68,484,800    89,576,306   -20.09%    -19.12%      1.57%
DELAWARE VIPT VALUE SERVICE CLASS
            2006                 1.00%    1.00%     14.56     14.56       283,445     4,127,252    22.56%     22.56%      0.97%
            2005                 1.00%    1.00%     11.88     11.88       101,038     1,200,406     4.74%      4.74%      0.70%
            2004     8/12/04     1.00%    1.00%     11.34     11.34        10,018       113,634    14.18%     14.18%      0.00%
DWS VIP EQUITY 500 INDEX
            2006                 0.55%    1.95%      1.05     16.67   254,857,591   277,561,949    13.29%     14.89%      0.80%
            2005                 0.55%    1.95%      0.92     11.04   150,969,247   144,506,633     2.65%      4.10%      1.58%
            2004                 0.55%    1.95%      0.89     10.66   163,022,592   150,786,861     8.46%      9.99%      1.13%
            2003                 0.55%    1.95%      0.82      9.73   168,526,129   141,764,962    25.94%     27.46%      1.17%
            2002                 0.55%    1.75%      0.65      7.67   138,987,242    91,317,000   -23.67%    -22.74%      1.07%
DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2006                 1.00%    1.00%     13.07     13.07       193,034     2,522,921    14.09%     14.09%      0.79%
            2005                 1.00%    1.00%     11.46     11.46        87,979     1,007,825     3.38%      3.38%      0.87%
            2004     8/17/04     1.00%    1.00%     11.08     11.08        12,299       136,288    12.15%     12.15%      0.00%
DWS VIP SMALL CAP INDEX
            2006                 0.55%    2.25%      1.75     21.75    39,601,841    72,303,839    14.88%     16.85%      0.69%
            2005                 0.55%    2.25%      1.51     14.66    38,065,575    59,431,037     2.45%      3.69%      0.65%
            2004                 0.55%    1.75%      1.46     14.20    46,016,290    69,337,137    15.72%     17.11%      0.46%
            2003                 0.55%    1.75%      1.26     12.18    48,029,009    61,668,294    43.89%     45.62%      0.67%
            2002                 0.55%    1.75%      0.87      8.40    22,951,666    20,258,428   -21.96%    -21.02%      0.71%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2006                 1.00%    1.00%    $14.06    $14.06       124,620  $  1,752,120    16.02%     16.02%      0.33%
            2005                 1.00%    1.00%     12.12     12.12        55,544       673,088     2.96%      2.96%      0.28%
            2004     8/12/04     1.00%    1.00%     11.77     11.77         8,972       105,597    25.75%     25.75%      0.00%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2006                 1.00%    2.25%      1.49     17.92   163,076,259   256,486,938     9.11%     10.48%      1.12%
            2005                 1.00%    2.25%      1.36     16.35   150,721,838   212,550,906    14.76%     15.69%      0.18%
            2004                 1.00%    1.80%      1.18     14.25   114,920,893   139,081,949    13.28%     14.19%      0.24%
            2003                 1.00%    1.80%      1.03     11.68    97,341,175   102,571,115    26.13%     27.08%      0.33%
            2002                 1.00%    1.75%      0.81      9.19    82,080,055    67,756,061   -11.00%    -10.33%      0.68%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2006                 1.00%    1.00%     14.40     14.40       733,844    10,565,893    10.32%     10.32%      1.14%
            2005                 1.00%    1.00%     13.05     13.05       293,051     3,824,627    15.50%     15.50%      0.04%
            2004     8/13/04     1.00%    1.00%     11.30     11.30        27,970       316,038    17.61%     17.61%      0.00%
FIDELITY VIP GROWTH SERVICE CLASS
            2006                 1.00%    1.95%      0.86     10.24    79,646,681    70,039,216     4.67%      5.67%      0.30%
            2005                 1.00%    1.95%      0.81      9.69    95,219,967    79,207,931     3.63%      4.62%      0.41%
            2004                 1.00%    1.95%      0.78      9.26   117,556,827    93,354,109     1.27%      2.24%      0.17%
            2003                 1.00%    1.95%      0.76      9.06   133,867,903   103,856,285    30.48%     31.46%      0.19%
            2002                 1.00%    1.75%      0.58      6.89   135,389,850    79,764,156   -31.42%    -30.90%      0.15%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2006                 1.00%    1.00%     11.67     11.67        79,340       925,919     5.51%      5.51%      0.11%
            2005                 1.00%    1.00%     11.06     11.06        36,392       402,529     4.45%      4.45%      0.11%
            2004     8/24/04     1.00%    1.00%     10.59     10.59         5,964        63,153    10.32%     10.32%      0.00%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2006                 1.00%    1.95%     12.77     12.92        74,541       960,977    10.45%     11.28%      0.11%
            2005     7/18/05     1.00%    1.75%     11.56     11.61        30,034       348,432     4.30%     10.92%      0.00%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2006      6/7/06     1.00%    1.95%     11.20     11.27        35,930       404,155     0.37%     11.53%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2006     7/19/06     1.00%    1.80%     11.26     11.31        18,083       204,269     4.03%     12.77%      0.00%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2006                 1.00%    1.80%     10.93     11.06        23,259       256,580    10.82%     11.65%      2.30%
            2005      8/4/05     1.00%    1.75%      9.87      9.91         8,255        81,744    -1.34%     -1.04%      0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2006                 0.55%    1.75%      1.17     11.64       330,587       670,355    16.15%     17.56%      0.01%
            2005                 0.55%    1.80%      0.89      9.94   147,517,524   133,788,327     4.03%      5.28%      1.33%
            2004                 0.55%    1.75%      0.85      9.49   193,567,325   167,463,524     2.96%      4.20%      0.95%
            2003                 0.55%    1.75%      0.82      9.15   257,781,965   214,949,968    21.84%     23.31%      1.12%
            2002                 0.55%    1.75%      0.67      7.45   293,052,392   199,016,331   -26.81%    -25.91%      0.88%
LINCOLN VIPT AGGRESSIVE GROWTH
            2006                 1.00%    1.75%      1.64     12.37   116,454,482   196,624,821     7.38%      8.19%      0.00%
            2005                 1.00%    1.80%      1.52     16.26   134,590,994   210,224,297     7.85%      8.72%      0.00%
            2004                 1.00%    1.80%      1.40     10.52   154,257,663   221,543,618    12.19%     12.53%      0.00%
            2003                 1.00%    1.75%      1.25      9.35   175,692,646   224,178,391    30.91%     31.30%      0.00%
            2002                 1.00%    1.30%      0.96      7.12   182,535,671   177,251,404   -31.13%    -30.92%      0.00%
LINCOLN VIPT AGGRESSIVE GROWTH SERVICE CLASS
            2006                 1.00%    1.00%     13.03     13.03        75,019       977,470     7.91%      7.91%      0.00%
            2005                 1.00%    1.00%     12.07     12.07        28,763       347,283     8.45%      8.45%      0.00%
            2004     8/20/04     1.00%    1.00%     11.13     11.13         2,616        29,127    15.97%     15.97%      0.00%
LINCOLN VIPT AGGRESSIVE PROFILE
            2006                 1.00%    1.30%     12.56     12.62       770,489     9,724,799    15.04%     15.38%      1.07%
            2005      6/6/05     1.00%    1.30%     10.92     10.94       346,642     3,791,790     6.55%      9.39%      0.00%
LINCOLN VIPT AGGRESSIVE PROFILE SERVICE CLASS
            2006                 1.00%    1.00%     12.57     12.57       187,875     2,361,697    15.10%     15.10%      0.65%
            2005     6/23/05     1.00%    1.00%     10.92     10.92        56,713       619,413     3.97%      8.86%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE     UNIT       UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT BOND
            2006                 0.55%    2.25%    $ 7.06    $12.71    48,982,589  $  359,659,112     2.84%      4.14%     4.36%
            2005                 0.55%    1.80%      6.83     12.26    53,029,168     374,673,326     0.81%      2.08%     4.12%
            2004                 0.55%    1.80%      6.74     12.06    56,084,889     389,384,378     3.48%      4.72%     3.94%
            2003                 0.55%    1.75%      6.48     11.57    63,540,725     421,811,510     5.42%      6.69%     4.08%
            2002                 0.55%    1.75%      6.12     10.90    73,184,380     455,965,422     8.24%      9.55%     5.07%
LINCOLN VIPT BOND SERVICE CLASS
            2006                 1.00%    1.00%     11.04     11.04       590,286       6,518,940     3.41%      3.41%     5.26%
            2005                 1.00%    1.00%     10.68     10.68       277,291       2,961,343     1.36%      1.36%     5.93%
            2004    8/12/04      1.00%    1.00%     10.54     10.54        44,109         464,727     2.41%      2.41%     3.21%
LINCOLN VIPT CAPITAL APPRECIATION
            2006                 0.55%    1.80%      2.44     15.06   180,963,891     453,859,825     7.71%      9.07%     0.18%
            2005                 0.55%    1.80%      2.25     10.15   220,781,056     509,945,470     2.39%      3.63%     0.24%
            2004                 0.55%    1.75%      2.19      9.84   276,781,390     619,685,017     3.46%      4.70%     0.00%
            2003                 0.55%    1.75%      2.11      9.44   348,997,306     749,615,972    30.16%     31.74%     0.00%
            2002                 0.55%    1.75%      1.61      7.20   386,729,545     633,360,464   -28.24%    -27.36%     0.00%
LINCOLN VIPT CAPITAL APPRECIATION SERVICE CLASS
            2006                 1.00%    1.00%     12.05     12.05        29,640         357,065     8.31%      8.31%     0.00%
            2005                 1.00%    1.00%     11.12     11.12        14,456         160,781     2.91%      2.91%     0.08%
            2004    8/24/04      1.00%    1.00%     10.81     10.81         1,134          12,261     9.84%      9.84%     0.00%
LINCOLN VIPT CONSERVATIVE PROFILE
            2006                 1.00%    1.80%     11.15     11.15       592,902       6,612,403     8.25%      8.25%     2.07%
            2005    6/13/05      1.00%    1.00%     10.30     10.30       171,956       1,771,846     3.10%      3.10%     0.00%
LINCOLN VIPT CONSERVATIVE PROFILE SERVICE CLASS
            2006                 1.00%    1.75%     11.06     11.11       111,196       1,232,274     7.66%      7.98%     1.57%
            2005    6/9/05       1.00%    1.30%     10.27     10.29        27,370         281,345     1.67%      2.76%     0.00%
LINCOLN VIPT CORE
            2006    7/3/06       1.00%    1.00%     11.62     11.62           663           7,707     9.00%      9.00%     0.85%
LINCOLN VIPT EQUITY-INCOME
            2006                 0.55%    2.25%      3.34     16.91   201,058,618     693,609,325     8.79%     10.66%     1.27%
            2005                 0.55%    2.25%      3.04     15.55   231,555,936     724,260,514     2.63%      3.92%     1.11%
            2004                 0.55%    1.80%      2.95     15.12   261,275,914     789,375,489     7.81%      9.16%     1.08%
            2003                 0.55%    1.80%      2.72     11.06   278,421,234     773,183,911    30.05%     31.62%     1.00%
            2002                 0.55%    1.75%      2.08      8.44   277,126,452     586,755,983   -17.13%    -16.13%     1.00%
LINCOLN VIPT EQUITY-INCOME SERVICE CLASS
            2006                 1.00%    1.00%     12.83     12.83       280,478       3,598,499     9.89%      9.89%     1.27%
            2005                 1.00%    1.00%     11.68     11.68       141,395       1,650,866     3.19%      3.19%     1.42%
            2004    8/12/04      1.00%    1.00%     11.31     11.31        21,361         241,686    14.24%     14.24%     1.06%
LINCOLN VIPT GLOBAL ASSET ALLOCATION
            2006                 1.00%    1.80%      3.92     16.12    59,876,504     242,081,548    12.47%     13.37%     1.29%
            2005                 1.00%    1.80%      3.47     12.44    66,720,691     237,516,072     4.95%      5.74%     1.23%
            2004                 1.00%    1.75%      3.29     11.77    74,103,795     249,280,928    11.57%     12.41%     1.68%
            2003                 1.00%    1.75%      2.93     10.47    83,253,960     249,096,517    18.31%     19.20%     3.12%
            2002                 1.00%    1.75%      2.47      8.78    93,290,438     234,049,386   -13.53%    -12.86%     1.54%
LINCOLN VIPT GLOBAL ASSET ALLOCATION SERVICE CLASS
            2006                 1.00%    1.00%     13.64     13.64        71,487         974,767    13.09%     13.09%     1.37%
            2005                 1.00%    1.00%     12.06     12.06        37,459         451,669     5.47%      5.47%     1.31%
            2004    8/16/04      1.00%    1.00%     11.43     11.43         8,148          93,154    13.13%     13.13%     0.59%
LINCOLN VIPT GROWTH
            2006    1/6/06       1.00%    1.00%     11.43     11.43         5,932          67,803     1.20%      1.20%     0.00%
LINCOLN VIPT GROWTH AND INCOME
            2006                 0.55%    2.15%     12.43     16.67   142,636,453   1,916,210,608     9.97%     11.75%     1.20%
            2005                 0.55%    2.15%     11.17     15.11   165,848,589   2,002,906,771     3.30%      4.96%     1.28%
            2004                 0.55%    2.15%     10.79     11.89   188,106,797   2,174,134,367     9.83%     11.38%     1.27%
            2003                 0.55%    1.95%      9.86     10.68   208,736,422   2,175,961,869    27.47%     29.01%     1.17%
            2002                 0.55%    1.75%      7.74      8.28   225,436,409   1,830,003,177   -23.40%    -22.48%     1.00%
LINCOLN VIPT GROWTH AND INCOME SERVICE CLASS
            2006                 1.00%    1.00%     13.03     13.03       155,195       2,021,821    10.97%     10.97%     1.28%
            2005                 1.00%    1.00%     11.74     11.74        87,504       1,027,316     4.23%      4.23%     1.78%
            2004    8/16/04      1.00%    1.00%     11.26     11.26        10,692         120,438    14.48%     14.48%     1.16%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006    2/17/06      1.00%    1.30%    $12.43    $12.49         1,142  $       14,256    -6.32%      0.21%     0.00%
LINCOLN VIPT INTERNATIONAL
            2006                 0.55%    2.15%      3.76     24.52   146,388,581     571,192,785    27.69%     29.29%     3.07%
            2005                 0.55%    1.80%      2.93     19.30   139,539,198     421,644,263    10.54%     11.93%     2.12%
            2004                 0.55%    1.80%      2.63     17.43   140,903,346     381,072,870    18.84%     20.27%     1.07%
            2003                 0.55%    1.75%      2.21     12.38   146,246,605     329,712,423    39.16%     40.85%     2.04%
            2002                 0.55%    1.75%      1.58      8.83   153,731,469     246,832,145   -12.32%    -11.27%     1.33%
LINCOLN VIPT INTERNATIONAL SERVICE CLASS
            2006                 1.00%    1.00%     17.46     17.46       309,980       5,412,706    28.39%     28.39%     3.30%
            2005                 1.00%    1.00%     13.60     13.60       129,885       1,766,446    11.14%     11.14%     3.12%
            2004    8/13/04      1.00%    1.00%     12.24     12.24         7,038          86,121    19.24%     19.24%     0.79%
LINCOLN VIPT MANAGED
            2006                 0.55%    2.25%      6.85     15.13    71,559,716     506,089,645     8.11%      9.96%     2.35%
            2005                 0.55%    2.25%      6.28     12.15    81,874,088     528,459,046     2.71%      3.95%     2.31%
            2004                 0.55%    1.75%      6.09     11.75    91,044,639     567,272,218     8.09%      9.40%     2.13%
            2003                 0.55%    1.75%      5.60     10.78   101,042,240     577,813,343    21.31%     22.23%     2.15%
            2002                 0.55%    1.30%      4.62      8.86   109,046,335     512,204,188   -12.22%    -11.54%     3.01%
LINCOLN VIPT MANAGED SERVICE CLASS
            2006                 1.00%    1.00%     12.39     12.39       166,128       2,059,104     9.20%      9.20%     2.64%
            2005                 1.00%    1.00%     11.35     11.35        89,535       1,016,259     3.22%      3.22%     2.95%
            2004    8/17/04      1.00%    1.00%     11.00     11.00        16,931         186,181    10.21%     10.21%     2.01%
LINCOLN VIPT MODERATE PROFILE
            2006                 1.00%    1.80%     11.62     11.67     1,853,090      21,617,478    10.59%     10.92%     1.33%
            2005    6/9/05       1.00%    1.30%     10.51     10.52       582,841       6,133,817     4.44%      5.19%     0.00%
LINCOLN VIPT MODERATE PROFILE SERVICE CLASS
            2006                 1.00%    2.60%     11.49     11.63       641,904       7,419,165     9.83%     10.66%     0.96%
            2005    6/27/05      1.00%    1.75%     10.46     10.51       133,526       1,401,947     0.20%      5.09%     0.00%
LINCOLN VIPT MODERATELY AGGRESSIVE PROFILE
            2006                 1.00%    1.30%     12.03     12.09     1,789,528      21,639,637    12.66%     13.00%     1.37%
            2005    6/10/05      1.00%    1.30%     10.68     10.70       703,179       7,524,519     5.35%      7.12%     0.00%
LINCOLN VIPT MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
            2006                 1.00%    2.60%     11.90     12.04       634,832       7,619,433    11.88%     12.72%     1.09%
            2005    6/9/05       1.00%    1.75%     10.64     10.69        87,007         928,880     4.23%      6.75%     0.00%
LINCOLN VIPT MONEY MARKET
            2006                 0.55%    2.15%      2.89     10.55    30,112,148      90,045,597     2.86%      4.11%     4.60%
            2005                 0.55%    1.75%      2.80     10.18    27,751,932      80,178,721     1.01%      2.23%     2.75%
            2004                 0.55%    1.75%      2.76     10.00    29,097,949      82,469,737    -0.87%      0.33%     0.85%
            2003                 0.55%    1.75%      2.77     10.02    38,877,811     110,621,661    -1.07%      0.13%     0.70%
            2002                 0.55%    1.75%      2.79     10.05    59,192,929     168,477,319    -0.36%      0.85%     1.40%
LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2006                 1.00%    1.00%     10.48     10.48       104,041       1,090,741     3.38%      3.38%     4.43%
            2005                 1.00%    1.00%     10.14     10.14        34,673         351,628     1.51%      1.51%     2.81%
            2004    8/26/04      1.00%    1.00%      9.99      9.99         4,004          40,003     0.04%      0.04%     0.43%
LINCOLN VIPT SOCIAL AWARENESS
            2006                 0.55%    1.95%      7.35     18.27   132,242,404   1,000,811,447    10.14%     11.69%     0.86%
            2005                 0.55%    1.95%      6.63     16.56   148,653,119   1,011,436,950     9.87%     11.41%     0.83%
            2004                 0.55%    1.95%      5.99     11.39   164,370,366   1,007,815,652    10.53%     12.08%     0.92%
            2003                 0.55%    1.95%      5.39     10.21   179,113,924     984,103,556    29.58%     31.14%     0.86%
            2002                 0.55%    1.75%      4.14      7.82   189,687,577     798,133,644   -23.48%    -22.55%     0.89%
LINCOLN VIPT SOCIAL AWARENESS SERVICE CLASS
            2006                 1.00%    1.00%     13.77     13.77       266,460       3,669,937    10.91%     10.91%     0.89%
            2005                 1.00%    1.00%     12.42     12.42       113,371       1,407,871    10.64%     10.64%     1.11%
            2004    8/16/04      1.00%    1.00%     11.22     11.22        12,570         141,092    15.28%     15.28%     0.73%
LINCOLN VIPT SPECIAL OPPORTUNITIES
            2006                 0.55%    1.95%     17.26     21.95    42,245,439     750,623,519    13.81%     15.42%     1.25%
            2005                 0.55%    2.25%     15.07     19.35    46,170,962     713,874,820    13.41%     15.01%     1.18%
            2004                 0.55%    1.95%     13.20     17.01    45,075,221     608,606,027    20.39%     22.09%     1.21%
            2003                 0.55%    1.95%     10.89     12.17    45,453,656     504,886,962    31.67%     33.26%     1.31%
            2002                 0.55%    1.75%      8.24      9.17    48,383,568     405,078,743   -13.26%    -12.20%     1.39%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT SPECIAL OPPORTUNITIES SERVICE CLASS
            2006                 1.00%    1.00%    $15.92    $15.92       525,756   $8,370,288    14.61%     14.61%      1.32%
            2005                 1.00%    1.00%     13.89     13.89       235,840    3,276,125    14.21%     14.21%      1.61%
            2004     8/10/04     1.00%    1.00%     12.16     12.16        19,256      234,218    20.21%     20.21%      1.04%
MFS VIT CAPITAL OPPORTUNITIES
            2006                 1.00%    1.00%     11.20     11.20         4,574       51,224    12.67%     12.67%      0.46%
            2005                 1.00%    1.75%      9.65      9.94         5,178       51,306    -0.08%      0.67%      0.74%
            2004                 1.00%    1.75%      9.66      9.87         6,205       61,150    10.63%     11.35%      0.49%
            2003                 1.00%    1.75%      8.87      8.87        11,713      103,425    26.09%     26.09%      0.19%
            2002                 1.00%    1.00%      7.03      7.03         4,314       30,341   -30.42%    -30.42%      0.01%
MFS VIT TOTAL RETURN
            2006                 1.00%    1.95%     12.95     13.59       136,026    1,834,530     9.73%     10.78%      2.25%
            2005                 1.00%    1.95%     11.80     12.27       122,330    1,489,590     0.83%      1.80%      1.98%
            2004                 1.00%    1.95%     11.70     12.05        99,430    1,190,332     9.17%     10.21%      1.55%
            2003                 1.00%    1.95%     10.76     10.93        77,802      847,486    14.31%     15.17%      1.38%
            2002                 1.00%    1.75%      9.42      9.50        20,183      191,295    -6.81%     -6.11%      0.64%
MFS VIT UTILITIES
            2006                 1.00%    2.25%      1.54     28.74   119,417,464  190,728,952    28.34%     29.96%      1.84%
            2005                 1.00%    2.25%      1.19     22.29   112,816,391  138,149,222    14.58%     15.68%      0.52%
            2004                 1.00%    1.95%      1.03     13.05    60,302,222   63,545,430    27.69%     28.90%      1.22%
            2003                 1.00%    1.95%      0.80     10.12    30,669,050   24,998,212    33.27%     34.54%      1.37%
            2002                 1.00%    1.95%      0.60      7.52     8,445,091    5,082,599   -24.25%    -23.53%      2.51%
MFS VIT UTILITIES SERVICE CLASS
            2006                 1.00%    1.00%     19.03     19.03       274,439    5,222,621    29.66%     29.66%      1.51%
            2005                 1.00%    1.00%     14.68     14.68       124,967    1,834,198    15.41%     15.41%      0.28%
            2004     8/13/04     1.00%    1.00%     12.72     12.72        21,118      268,574    22.22%     22.22%      0.00%
NB AMT MID-CAP GROWTH
            2006                 0.55%    1.95%      1.28     17.98    98,051,155  131,399,543    12.48%     14.07%      0.00%
            2005                 0.55%    1.95%      1.13     15.96   102,173,309  119,240,671    11.55%     13.12%      0.00%
            2004                 0.55%    1.95%      1.01     14.29   109,676,815  112,769,653    14.06%     15.67%      0.00%
            2003                 0.55%    1.95%      0.88      9.03   116,749,476  103,842,991    25.60%     27.37%      0.00%
            2002                 0.55%    1.95%      0.69      7.12   120,587,999   84,435,146   -30.70%    -29.73%      0.00%
NB AMT PARTNERS
            2006                 0.55%    0.55%      1.59      1.59        18,560       29,593    11.62%     11.62%      0.00%
            2005                 0.55%    1.30%      1.32      1.43    34,235,855   45,912,915    16.52%     17.40%      1.08%
            2004                 0.55%    1.30%      1.13      1.22    21,731,443   24,936,907    17.44%     18.32%      0.01%
            2003                 0.55%    1.30%      0.96      1.03    23,872,215   23,256,555    33.34%     34.35%      0.00%
            2002                 0.55%    1.30%      0.72      0.77    17,591,565   12,813,959   -25.13%    -24.56%      0.57%
NB AMT REGENCY
            2006                 1.00%    2.25%     17.64     19.73        46,483      858,531     8.69%     10.06%      0.43%
            2005                 1.00%    2.25%     16.18     16.82        52,006      871,991     9.84%     10.89%      0.09%
            2004                 1.00%    1.95%     14.73     15.17        43,095      651,422    20.00%     21.14%      0.03%
            2003                 1.00%    1.95%     12.33     12.52        24,317      303,434    33.49%     34.50%      0.00%
            2002                 1.00%    1.75%      9.24      9.31         4,839       45,008   -12.09%    -11.46%      0.05%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2006                 1.00%    1.30%     10.98     11.15        14,602      162,518     1.47%      1.77%      0.69%
            2005                 1.00%    1.75%      1.02     10.95    15,649,904   16,396,346    11.23%     12.07%      0.05%
            2004                 1.00%    1.75%      0.92      9.77    13,566,356   12,686,886     5.27%      6.06%      0.18%
            2003                 1.00%    1.75%      0.87      9.21    13,891,906   12,281,975    16.86%     17.21%      0.45%
            2002                 1.00%    1.30%      0.74      7.86     9,238,738    6,925,315   -21.37%    -21.14%      0.00%
WFVT ADVANTAGE EQUITY INCOME
            2006                 1.00%    1.75%     12.93     13.38        14,867      196,361    16.49%     17.37%      1.60%
            2005                 1.00%    1.75%     11.10     11.40        14,449      161,967     3.55%      4.33%      1.52%
            2004                 1.00%    1.75%     10.85     10.85         9,905      106,836     9.64%      9.64%      2.47%
            2003      3/3/03     1.30%    1.30%      9.89      9.89           422        4,178    33.00%     33.00%      0.78%
WFVT ADVANTAGE LARGE COMPANY GROWTH
            2006                 1.00%    1.75%     10.28     10.64         5,641       58,522     0.57%      1.33%      0.00%
            2005                 1.00%    1.75%     10.22     10.50         6,116       62,909     3.87%      4.65%      0.16%
            2004                 1.00%    1.75%      9.84     10.04         4,754       47,033     1.47%      2.23%      0.00%
            2003      4/7/03     1.00%    1.75%      9.70      9.82         4,207       40,985     9.38%     23.28%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
WFVT ADVANTAGE SMALL CAP GROWTH
            2006                 1.00%    1.75%    $13.73    $14.21      20,693     $291,976     20.62%     21.53%      0.00%
            2005                 1.00%    1.75%     11.38     11.69      16,522      191,876      4.40%      5.19%      0.00%
            2004                 1.00%    1.75%     10.90     11.12      12,413      137,264     11.80%     12.64%      0.00%
            2003                 1.00%    1.75%      9.87      9.87       4,887       47,933     40.85%     40.85%      0.00%
            2002     12/5/02     1.00%    1.00%      7.01      7.01       1,922       13,478     -4.03%     -4.03%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2006.

                                                            AGGREGATE    AGGREGATE
                                                             COST OF      PROCEEDS
                                                            PURCHASES    FROM SALES
-----------------------------------------------------------------------------------
AIM V.I. Core Equity                                       $   168,280  $     9,129
AIM V.I. International Growth                                  245,767       19,056
ABVPSF Global Technology Class B                             4,098,904   10,850,439
ABVPSF Growth Class B                                          688,040   12,827,610
ABVPSF Growth and Income Class B                            52,918,292    8,256,183
ABVPSF International Value Class B                             837,182      104,985
ABVPSF Small/Mid Cap Value Class A                             285,041      700,488
American Century VP Inflation Protection Class 2             1,497,792      544,253
American Century VP International                                7,973      111,157
American Funds Global Growth Class 2                        28,400,932    2,099,394
American Funds Growth Class 2                               58,137,533   40,104,822
American Funds Growth-Income Class 2                        57,134,599    3,942,459
American Funds International Class 2                        70,448,774    8,886,588
Baron Capital Asset                                         11,142,261   27,656,132
Delaware VIPT Capital Reserves Service Class                    68,694        5,797
Delaware VIPT Diversified Income                            57,817,550    2,778,427
Delaware VIPT Diversified Income Service Class               5,267,169    1,033,514
Delaware VIPT Emerging Markets Service Class                 1,095,732      495,558
Delaware VIPT Global Bond                                    3,164,510   55,255,769

                                                             AGGREGATE      AGGREGATE
                                                              COST OF       PROCEEDS
                                                             PURCHASES     FROM SALES
--------------------------------------------------------------------------------------
Delaware VIPT High Yield                                   $ 13,457,849   $    627,802
Delaware VIPT High Yield Service Class                          695,761         49,699
Delaware VIPT REIT                                           57,603,396     28,620,846
Delaware VIPT REIT Service Class                              3,704,776        108,233
Delaware VIPT Small Cap Value Service Class                  47,295,270     26,430,367
Delaware VIPT Trend                                           7,615,632     56,569,490
Delaware VIPT Trend Service Class                             1,359,437         89,243
Delaware VIPT U.S. Growth Service Class                          13,266             28
Delaware VIPT Value                                          34,510,774     10,591,361
Delaware VIPT Value Service Class                             2,479,216         60,489
DWS VIP Equity 500 Index                                    126,170,878     28,678,352
DWS VIP Equity 500 Index Service Class                        1,350,109         81,619
DWS VIP Small Cap Index                                      22,204,610     15,522,853
DWS VIP Small Cap Index Service Class                         1,048,277         93,972
Fidelity VIP Contrafund Service Class                        53,994,857     13,042,619
Fidelity VIP Contrafund Service Class 2                       6,899,224         90,188
Fidelity VIP Growth Service Class                             1,357,027     15,056,962
Fidelity VIP Growth Service Class 2                             495,684         19,245
Fidelity VIP Mid Cap Service Class 2                          1,103,753        508,524
FTVIPT Franklin Income Securities Class 2                       619,092        241,929
FTVIPT Mutual Shares Securities Class 2                         195,284          1,925
FTVIPT Templeton Global Income Securities Class 2               179,585         18,147
Janus Aspen Series Worldwide Growth                             265,993    132,850,976
Lincoln VIPT Aggressive Growth                                1,113,080     32,437,214
Lincoln VIPT Aggressive Growth Service Class                    596,858         26,022
Lincoln VIPT Aggressive Profile                               7,592,040      2,125,635
Lincoln VIPT Aggressive Profile Service Class                 2,564,435      1,014,189
Lincoln VIPT Bond                                            23,870,158     39,260,044
Lincoln VIPT Bond Service Class                               3,659,128        108,315
Lincoln VIPT Capital Appreciation                               504,112     98,154,825
Lincoln VIPT Capital Appreciation Service Class                 204,614         32,504
Lincoln VIPT Conservative Profile                             5,441,611        940,262
Lincoln VIPT Conservative Profile Service Class               1,304,715        418,031
Lincoln VIPT Core                                                11,206          4,383
Lincoln VIPT Equity-Income                                   64,972,904    105,462,403
Lincoln VIPT Equity-Income Service Class                      1,932,304         49,276
Lincoln VIPT Global Asset Allocation                         15,813,176     28,860,154
Lincoln VIPT Global Asset Allocation Service Class              502,737         34,853
Lincoln VIPT Growth                                              97,197         32,384
Lincoln VIPT Growth and Income                               22,665,797    307,673,576
Lincoln VIPT Growth and Income Service Class                    869,248         42,574
Lincoln VIPT Growth Opportunities Service Class                 104,626         85,445
Lincoln VIPT International                                   57,816,684     21,695,079
Lincoln VIPT International Service Class                      2,922,805         61,666
Lincoln VIPT Managed                                         13,384,800     74,517,053
Lincoln VIPT Managed Service Class                            1,031,919        102,569
Lincoln VIPT Moderate Profile                                16,183,861      2,317,354
Lincoln VIPT Moderate Profile Service Class                  10,227,709      4,741,759
Lincoln VIPT Moderately Aggressive Profile                   13,781,855      1,451,872
Lincoln VIPT Moderately Aggressive Profile Service Class      7,341,397      1,282,021
Lincoln VIPT Money Market                                    42,547,983     33,595,022
Lincoln VIPT Money Market Service Class                       1,018,974        277,199
Lincoln VIPT Social Awareness                                 8,883,136    125,378,323
Lincoln VIPT Social Awareness Service Class                   2,051,605         81,817
Lincoln VIPT Special Opportunities                           43,189,563     78,986,274
Lincoln VIPT Special Opportunities Service Class              4,612,118        109,975
MFS VIT Capital Opportunities                                       234          6,298
MFS VIT Total Return                                            469,737        221,435
MFS VIT Utilities                                            48,186,307     29,471,231
MFS VIT Utilities Service Class                               2,761,625        167,306
NB AMT Mid-Cap Growth                                        12,025,994     16,709,519

                                                            AGGREGATE    AGGREGATE
                                                             COST OF      PROCEEDS
                                                            PURCHASES    FROM SALES
-----------------------------------------------------------------------------------
NB AMT Partners                                            $3,786,417   $49,075,778
NB AMT Regency                                                278,506       324,633
Putnam VT Health Sciences Class IB                            700,397    16,337,762
WFVT Advantage Equity Income                                   68,510        61,916
WFVT Advantage Large Company Growth                             3,021         8,262
WFVT Advantage Small Cap Growth                               222,602       156,224

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2006.

                                                                  NET
                                                      SHARES     ASSET     FAIR VALUE
                                                       OWNED     VALUE      OF SHARES    COST OF SHARES
-------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                     6,350   $27.22   $    172,845    $    159,259
AIM V.I. International Growth                           24,892    29.43        732,576         481,125
ABVPSF Global Technology Class B                     1,912,355    16.94     32,395,291      28,291,880
ABVPSF Growth and Income Class B                     2,193,045    26.93     59,058,697      50,925,424
ABVPSF International Value Class B                      32,832    24.74        812,271         737,638
ABVPSF Small/Mid Cap Value Class A                      24,715    18.08        446,854         377,166
American Century VP Inflation Protection Class 2       143,367    10.08      1,445,138       1,462,581
American Century VP International                        2,301    10.12         23,288          14,417
American Funds Global Growth Class 2                 2,622,161    23.29     61,070,130      49,985,897
American Funds Growth Class 2                       12,647,955    64.08    810,480,972     670,684,735
American Funds Growth-Income Class 2                 3,857,453    42.19    162,745,940     141,523,637
American Funds International Class 2                14,171,398    21.94    310,920,475     214,973,648
Baron Capital Asset                                  5,700,913    32.30    184,139,479     122,233,157
Delaware VIPT Capital Reserves Service Class            10,578     9.65        102,075         101,925
Delaware VIPT Diversified Income                     8,319,364     9.83     81,779,348      77,148,391
Delaware VIPT Diversified Income Service Class         852,775     9.79      8,348,667       7,973,809
Delaware VIPT Emerging Markets Service Class            63,377    22.18      1,405,713       1,171,478
Delaware VIPT Global Bond                                3,165    10.13         32,065          36,764
Delaware VIPT High Yield                             2,580,415     6.20     15,998,574      15,217,845
Delaware VIPT High Yield Service Class                 125,214     6.19        775,072         739,707
Delaware VIPT REIT                                  14,143,346    22.86    323,316,886     212,676,074
Delaware VIPT REIT Service Class                       330,809    22.82      7,549,061       6,361,185
Delaware VIPT Small Cap Value Service Class         10,134,713    33.33    337,789,993     245,497,291
Delaware VIPT Trend                                  8,523,556    35.00    298,324,472     242,465,320
Delaware VIPT Trend Service Class                       80,305    34.53      2,772,916       2,519,973
Delaware VIPT U.S. Growth Service Class                  1,742     7.92         13,796          13,239
Delaware VIPT Value                                  9,481,982    22.98    217,895,945     164,500,078
Delaware VIPT Value Service Class                      179,422    22.94      4,115,932       3,578,326
DWS VIP Equity 500 Index                            18,529,887    14.97    277,392,415     236,026,839
DWS VIP Equity 500 Index Service Class                 168,427    14.96      2,519,667       2,234,262
DWS VIP Small Cap Index                              4,483,265    16.12     72,270,231      56,225,973
DWS VIP Small Cap Index Service Class                  108,554    16.11      1,748,808       1,594,175
Fidelity VIP Contrafund Service Class                8,176,441    31.38    256,576,722     209,654,722
Fidelity VIP Contrafund Service Class 2                338,855    31.11     10,541,769      10,306,518
Fidelity VIP Growth Service Class                    1,960,504    35.72     70,029,194      90,081,459
Fidelity VIP Growth Service Class 2                     26,106    35.42        924,683         855,260
Fidelity VIP Mid Cap Service Class 2                    28,017    34.25        959,582         933,113
FTVIPT Franklin Income Securities Class 2               23,283    17.36        404,197         384,596
FTVIPT Mutual Shares Securities Class 2                  9,980    20.47        204,289         193,405
FTVIPT Templeton Global Income Securities Class 2       16,555    15.50        256,605         243,847
Janus Aspen Series Worldwide Growth                     20,657    32.47        670,727         597,350
Lincoln VIPT Aggressive Growth                      16,636,604    11.83    196,777,748     231,523,850
Lincoln VIPT Aggressive Growth Service Class            83,281    11.72        976,215         888,358
Lincoln VIPT Aggressive Profile                        777,431    13.15     10,225,548       9,121,292
Lincoln VIPT Aggressive Profile Service Class          178,956    13.14      2,352,197       2,169,571
Lincoln VIPT Bond                                   28,451,359    12.64    359,625,183     353,255,270

                                                                          NET
                                                             SHARES      ASSET     FAIR VALUE
                                                              OWNED      VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Service Class                               514,054   $12.64   $    6,497,646   $    6,565,202
Lincoln VIPT Capital Appreciation                          22,578,420    20.12      454,187,497      467,089,113
Lincoln VIPT Capital Appreciation Service Class                17,822    20.01          356,689          325,688
Lincoln VIPT Conservative Profile                             580,435    11.39        6,612,319        6,267,405
Lincoln VIPT Conservative Profile Service Class               107,970    11.39        1,229,449        1,169,219
Lincoln VIPT Core                                                 655    11.77            7,708            7,026
Lincoln VIPT Equity-Income                                 38,077,026    18.23      694,029,947      604,182,910
Lincoln VIPT Equity-Income Service Class                      197,359    18.21        3,593,904        3,486,795
Lincoln VIPT Global Asset Allocation                       15,476,009    15.65      242,137,634      200,567,995
Lincoln VIPT Global Asset Allocation Service Class             62,269    15.63          973,326          902,309
Lincoln VIPT Growth                                             5,457    12.43           67,809           63,060
Lincoln VIPT Growth and Income                             54,536,724    35.16    1,917,347,602    1,646,263,161
Lincoln VIPT Growth and Income Service Class                   57,422    35.12        2,016,417        1,814,036
Lincoln VIPT Growth Opportunities Service Class                 1,038    13.73           14,257           14,213
Lincoln VIPT International                                 25,135,591    22.70      570,653,334      323,424,413
Lincoln VIPT International Service Class                      237,663    22.69        5,391,611        4,508,723
Lincoln VIPT Managed                                       29,857,042    16.96      506,285,858      440,782,978
Lincoln VIPT Managed Service Class                            121,356    16.95        2,056,506        1,922,518
Lincoln VIPT Moderate Profile                               1,785,863    12.05       21,514,289       19,883,170
Lincoln VIPT Moderate Profile Service Class                   615,389    12.04        7,409,894        6,923,855
Lincoln VIPT Moderately Aggressive Profile                  1,727,145    12.53       21,637,676       19,569,802
Lincoln VIPT Moderately Aggressive Profile Service Class      606,906    12.52        7,598,462        7,001,934
Lincoln VIPT Money Market                                   8,909,865    10.00       89,098,651       89,098,651
Lincoln VIPT Money Market Service Class                       109,050    10.00        1,090,503        1,090,503
Lincoln VIPT Social Awareness                              27,868,032    35.92    1,001,019,718      819,043,888
Lincoln VIPT Social Awareness Service Class                   101,989    35.87        3,658,356        3,280,235
Lincoln VIPT Special Opportunities                         17,046,290    44.05      750,872,015      477,394,897
Lincoln VIPT Special Opportunities Service Class              189,733    44.01        8,349,189        7,574,050
MFS VIT Capital Opportunities                                   3,303    15.51           51,228           36,388
MFS VIT Total Return                                           83,816    21.89        1,834,743        1,628,922
MFS VIT Utilities                                           6,514,979    29.27      190,693,450      136,627,084
MFS VIT Utilities Service Class                               179,629    29.01        5,211,041        4,318,887
NB AMT Mid-Cap Growth                                       5,647,667    23.26      131,364,730      126,291,889
NB AMT Partners                                                 1,399    21.16           29,594           29,198
NB AMT Regency                                                 52,969    16.21          858,633          712,336
Putnam VT Health Sciences Class IB                             11,951    13.60          162,532          136,530
WFVT Advantage Equity Income                                    9,943    19.75          196,382          163,269
WFVT Advantage Large Company Growth                             6,103     9.59           58,529           48,399
WFVT Advantage Small Cap Growth                                29,318     9.96          292,004          243,982

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                               UNITS         UNITS      NET INCREASE
                                                              ISSUED       REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                            17,260           (782)       16,478
AIM V.I. International Growth                                   13,275           (821)       12,454
ABVPSF Global Technology Class B                            18,775,122    (32,295,518)  (13,520,396)
ABVPSF Growth Class B                                        1,658,544    (17,915,650)  (16,257,106)
ABVPSF Growth and Income Class B                             4,921,884     (1,036,271)    3,885,613
ABVPSF International Value Class B                              77,672         (9,325)       68,347
ABVPSF Small/Mid Cap Value Class A                              12,287        (36,976)      (24,689)
American Century VP Inflation Protection Class 2               141,544        (52,336)       89,208
American Century VP International                                5,281        (87,710)      (82,429)
American Funds Global Growth Class 2                         2,709,915       (821,552)    1,888,363
American Funds Growth Class 2                              129,861,657   (128,415,382)    1,446,275
American Funds Growth-Income Class 2                         5,939,434     (1,910,580)    4,028,854
American Funds International Class 2                        93,544,936    (51,702,679)   41,842,257
Baron Capital Asset                                         19,185,029    (29,171,253)   (9,986,224)

                                                               UNITS         UNITS      NET INCREASE
                                                              ISSUED       REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------
Delaware VIPT Capital Reserves Service Class                     6,535           (479)         6,056
Delaware VIPT Diversified Income                             6,230,759     (1,171,986)     5,058,773
Delaware VIPT Diversified Income Service Class                 517,349       (131,004)       386,345
Delaware VIPT Emerging Markets Service Class                    57,114        (26,865)        30,249
Delaware VIPT Global Bond                                    2,020,351    (34,297,156)   (32,276,805)
Delaware VIPT High Yield                                     1,462,611       (297,883)     1,164,728
Delaware VIPT High Yield Service Class                          66,837         (7,651)        59,186
Delaware VIPT REIT                                          31,965,872    (28,869,182)     3,096,690
Delaware VIPT REIT Service Class                               246,394        (40,670)       205,724
Delaware VIPT Small Cap Value Service Class                 41,571,943    (42,775,657)    (1,203,714)
Delaware VIPT Trend                                         19,396,495    (40,157,948)   (20,761,453)
Delaware VIPT Trend Service Class                              135,485        (27,195)       108,290
Delaware VIPT U.S. Growth Service Class                          1,313             --          1,313
Delaware VIPT Value                                         25,811,328    (17,899,979)     7,911,349
Delaware VIPT Value Service Class                              205,118        (22,711)       182,407
DWS VIP Equity 500 Index                                   154,926,203    (51,037,859)   103,888,344
DWS VIP Equity 500 Index Service Class                         127,377        (22,322)       105,055
DWS VIP Small Cap Index                                     20,090,041    (18,553,775)     1,536,266
DWS VIP Small Cap Index Service Class                           86,138        (17,062)        69,076
Fidelity VIP Contrafund Service Class                       51,615,210    (39,260,789)    12,354,421
Fidelity VIP Contrafund Service Class 2                        502,204        (61,411)       440,793
Fidelity VIP Growth Service Class                            9,579,626    (25,152,912)   (15,573,286)
Fidelity VIP Growth Service Class 2                             50,492         (7,544)        42,948
Fidelity VIP Mid Cap Service Class 2                            84,983        (40,476)        44,507
FTVIPT Franklin Income Securities Class 2                       58,427        (22,497)        35,930
FTVIPT Mutual Shares Securities Class 2                         18,219           (136)        18,083
FTVIPT Templeton Global Income Securities Class 2               16,596         (1,592)        15,004
Janus Aspen Series Worldwide Growth                          5,306,958   (152,493,895)  (147,186,937)
Lincoln VIPT Aggressive Growth                              11,112,302    (29,248,814)   (18,136,512)
Lincoln VIPT Aggressive Growth Service Class                    54,113         (7,857)        46,256
Lincoln VIPT Aggressive Profile                                791,218       (367,371)       423,847
Lincoln VIPT Aggressive Profile Service Class                  223,558        (92,396)       131,162
Lincoln VIPT Bond                                            8,574,823    (12,621,402)    (4,046,579)
Lincoln VIPT Bond Service Class                                384,125        (71,130)       312,995
Lincoln VIPT Capital Appreciation                           11,953,491    (51,770,656)   (39,817,165)
Lincoln VIPT Capital Appreciation Service Class                 19,925         (4,741)        15,184
Lincoln VIPT Conservative Profile                              550,300       (129,354)       420,946
Lincoln VIPT Conservative Profile Service Class                123,336        (39,510)        83,826
Lincoln VIPT Core                                                1,056           (393)           663
Lincoln VIPT Equity-Income                                  17,584,907    (48,082,225)   (30,497,318)
Lincoln VIPT Equity-Income Service Class                       160,535        (21,452)       139,083
Lincoln VIPT Global Asset Allocation                         4,627,509    (11,471,696)    (6,844,187)
Lincoln VIPT Global Asset Allocation Service Class              40,059         (6,031)        34,028
Lincoln VIPT Growth                                             12,328         (6,396)         5,932
Lincoln VIPT Growth and Income                               7,174,871    (30,387,007)   (23,212,136)
Lincoln VIPT Growth and Income Service Class                    85,781        (18,090)        67,691
Lincoln VIPT Growth Opportunities Service Class                  8,294         (7,152)         1,142
Lincoln VIPT International                                  34,294,419    (27,445,036)     6,849,383
Lincoln VIPT International Service Class                       203,921        (23,826)       180,095
Lincoln VIPT Managed                                         3,833,702    (14,148,074)   (10,314,372)
Lincoln VIPT Managed Service Class                              96,160        (19,567)        76,593
Lincoln VIPT Moderate Profile                                1,616,268       (346,019)     1,270,249
Lincoln VIPT Moderate Profile Service Class                    977,703       (469,325)       508,378
Lincoln VIPT Moderately Aggressive Profile                   1,367,200       (280,851)     1,086,349
Lincoln VIPT Moderately Aggressive Profile Service Class       680,231       (132,406)       547,825
Lincoln VIPT Money Market                                   27,204,432    (24,844,216)     2,360,216
Lincoln VIPT Money Market Service Class                        115,089        (45,721)        69,368
Lincoln VIPT Social Awareness                                8,989,605    (25,400,320)   (16,410,715)
Lincoln VIPT Social Awareness Service Class                    174,528        (21,439)       153,089
Lincoln VIPT Special Opportunities                           5,029,766     (8,955,289)    (3,925,523)
Lincoln VIPT Special Opportunities Service Class               336,905        (46,989)       289,916
MFS VIT Capital Opportunities                                       --           (604)          (604)

                                                              UNITS         UNITS     NET INCREASE
                                                             ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------------
MFS VIT Total Return                                           38,390       (24,694)       13,696
MFS VIT Utilities                                          55,550,664   (48,949,591)    6,601,073
MFS VIT Utilities Service Class                               182,934       (33,462)      149,472
NB AMT Mid-Cap Growth                                      26,179,284   (30,301,438)   (4,122,154)
NB AMT Partners                                             6,464,690   (40,681,985)  (34,217,295)
NB AMT Regency                                                 13,825       (19,348)       (5,523)
Putnam VT Health Sciences Class IB                          2,154,737   (17,790,039)  (15,635,302)
WFVT Advantage Equity Income                                    5,376        (4,958)          418
WFVT Advantage Large Company Growth                               301          (776)         (475)
WFVT Advantage Small Cap Growth                                16,450       (12,279)        4,171

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                              UNITS          UNITS      NET INCREASE
                                                             ISSUED        REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------
AIM V.I. International Growth                                      998           (528)           470
ABVPSF Global Technology Class B                            20,382,069    (42,119,013)   (21,736,944)
ABVPSF Growth Class B                                        6,216,032    (10,897,536)    (4,681,504)
ABVPSF Growth and Income Class B                               553,764       (192,825)       360,939
ABVPSF Small/Mid Cap Value Class A                              23,064         (5,339)        17,725
American Century VP Inflation Protection Class 2                49,566        (10,521)        39,045
American Century VP International                               32,008        (26,790)         5,218
American Funds Global Growth Class 2                         1,700,619       (405,210)     1,295,409
American Funds Growth Class 2                              140,077,125   (117,152,280)    22,924,845
American Funds Growth-Income Class 2                         5,135,733     (1,326,756)     3,808,977
American Funds International Class 2                        74,827,269    (33,693,672)    41,133,597
Baron Capital Asset                                         31,691,612    (38,427,026)    (6,735,414)
Delaware VIPT Capital Reserves Service Class                     4,004            (92)         3,912
Delaware VIPT Diversified Income                             1,836,827       (521,775)     1,315,052
Delaware VIPT Diversified Income Service Class                 322,808        (51,580)       271,228
Delaware VIPT Emerging Markets Service Class                    39,375         (5,693)        33,682
Delaware VIPT Global Bond                                    7,106,721    (16,667,065)    (9,560,344)
Delaware VIPT High Yield                                       274,868        (38,466)       236,402
Delaware VIPT High Yield Service Class                           9,804           (625)         9,179
Delaware VIPT REIT                                          28,943,476    (47,062,282)   (18,118,806)
Delaware VIPT REIT Service Class                               188,139        (35,012)       153,127
Delaware VIPT Small Cap Value Service Class                 45,162,319    (40,504,992)     4,657,327
Delaware VIPT Trend                                         16,864,435    (47,120,376)   (30,255,941)
Delaware VIPT Trend Service Class                              106,993         (8,382)        98,611
Delaware VIPT Value                                         22,604,363    (17,424,835)     5,179,528
Delaware VIPT Value Service Class                               98,760         (7,740)        91,020
Fidelity VIP Contrafund Service Class                       60,584,594    (24,783,649)    35,800,945
Fidelity VIP Contrafund Service Class 2                        278,003        (12,922)       265,081
Fidelity VIP Growth Service Class                           11,323,735    (33,660,595)   (22,336,860)
Fidelity VIP Growth Service Class 2                             32,354         (1,926)        30,428
Fidelity VIP Mid Cap Service Class 2                            32,019         (1,985)        30,034
FTVIPT Templeton Global Income Securities Class 2                8,264             (9)         8,255
Janus Aspen Series Worldwide Growth                         14,700,651    (60,750,452)   (46,049,801)
Lincoln VIPT Aggressive Growth                              14,103,703    (33,770,372)   (19,666,669)
Lincoln VIPT Aggressive Growth Service Class                    29,179         (3,032)        26,147
Lincoln VIPT Aggressive Profile                                397,677        (51,035)       346,642
Lincoln VIPT Aggressive Profile Service Class                   59,771         (3,058)        56,713
Lincoln VIPT Bond                                            9,774,719    (12,830,440)    (3,055,721)
Lincoln VIPT Bond Service Class                                264,319        (31,137)       233,182
Lincoln VIPT Capital Appreciation                           17,101,633    (73,101,967)   (56,000,334)
Lincoln VIPT Capital Appreciation Service Class                 14,131           (809)        13,322
Lincoln VIPT Conservative Profile                              184,567        (12,611)       171,956
Lincoln VIPT Conservative Profile Service Class                 27,594           (224)        27,370
Lincoln VIPT Equity-Income                                  22,009,118    (51,729,096)   (29,719,978)
Lincoln VIPT Equity-Income Service Class                       127,938         (7,904)       120,034
Lincoln VIPT Global Asset Allocation                         4,968,544    (12,351,648)    (7,383,104)
Lincoln VIPT Global Asset Allocation Service Class              30,667         (1,356)        29,311

                                                              UNITS         UNITS     NET INCREASE
                                                             ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------------
Lincoln VIPT Growth and Income                              9,113,998   (31,372,206)  (22,258,208)
Lincoln VIPT Growth and Income Service Class                   81,440        (4,628)       76,812
Lincoln VIPT International                                 26,547,956   (27,912,104)   (1,364,148)
Lincoln VIPT International Service Class                      130,894        (8,047)      122,847
Lincoln VIPT Managed                                        5,272,590   (14,443,141)   (9,170,551)
Lincoln VIPT Managed Service Class                             87,886       (15,282)       72,604
Lincoln VIPT Moderate Profile                                 641,166       (58,325)      582,841
Lincoln VIPT Moderate Profile Service Class                   134,973        (1,447)      133,526
Lincoln VIPT Moderately Aggressive Profile                    734,488       (31,309)      703,179
Lincoln VIPT Moderately Aggressive Profile Service Class       99,925       (12,918)       87,007
Lincoln VIPT Money Market                                  28,434,113   (29,780,130)   (1,346,017)
Lincoln VIPT Money Market Service Class                        43,069       (12,400)       30,669
Lincoln VIPT Social Awareness                              10,657,830   (26,375,077)  (15,717,247)
Lincoln VIPT Social Awareness Service Class                   104,008        (3,207)      100,801
Lincoln VIPT Special Opportunities                          8,933,221    (7,837,480)    1,095,741
Lincoln VIPT Special Opportunities Service Class              231,733       (15,149)      216,584
MFS VIT Capital Opportunities                                      --        (1,027)       (1,027)
MFS VIT Total Return                                           30,666        (7,766)       22,900
MFS VIT Utilities                                          90,355,677   (37,841,508)   52,514,169
MFS VIT Utilities Service Class                               118,099       (14,250)      103,849
NB AMT Mid-Cap Growth                                      21,754,063   (29,257,569)   (7,503,506)
NB AMT Partners                                            25,192,181   (12,687,769)   12,504,412
NB AMT Regency                                                 23,655       (14,744)        8,911
Putnam VT Health Sciences Class IB                         10,474,221    (8,390,673)    2,083,548
DWS VIP Equity 500 Index                                   35,362,421   (47,415,766)  (12,053,345)
DWS VIP Equity 500 Index Service Class                         80,216        (4,536)       75,680
DWS VIP Small Cap Index                                    10,447,943   (18,398,658)   (7,950,715)
DWS VIP Small Cap Index Service Class                          49,421        (2,849)       46,572
WFVT Advantage Equity Income                                    5,058          (514)        4,544
WFVT Advantage Large Company Growth                             1,364            (2)        1,362
WFVT Advantage Small Cap Growth                                11,125        (7,016)        4,109

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

     and

Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2007

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                              2006       2005
                                                            --------   ---------
                                                                (IN MILLIONS)
                                                            --------------------
ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity (cost: 2006 -- $31,204; 2005 --
         $31,267)                                           $ 31,840   $ 32,245
      Equity (cost: 2006 -- $191; 2005 -- $95)                   203        101
   Trading securities                                          2,820      2,985
   Mortgage loans on real estate                               3,571      3,662
   Real estate                                                   175        182
   Policy loans                                                1,898      1,858
   Derivative investments                                         49         41
   Other investments                                             657        423
                                                            --------   --------
         Total Investments                                    41,213     41,497
Cash and invested cash                                         1,308      1,962
Deferred acquisition costs and value of business acquired      4,859      4,418
Premiums and fees receivable                                     283        285
Accrued investment income                                        477        500
Amounts recoverable from reinsurers                            6,798      6,955
Goodwill                                                         919        919
Other assets                                                   1,112      1,091
Assets held in separate accounts                              69,099     56,427
                                                            --------   --------
         Total Assets                                       $126,068   $114,054
                                                            ========   ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Insurance and Investment Contract Liabilities:
   Insurance policy and claim reserves                      $ 10,350   $ 10,384
   Investment contract and policyholder funds                 34,753     35,273
                                                            --------   --------
         Total Insurance and Investment Contract
            Liabilities                                       45,103     45,657
Short-term debt                                                   21         34
Long-term debt                                                 1,390      1,250
Reinsurance related derivative liability                         218        278
Funds withheld reinsurance liabilities                         1,816      1,711
Deferred gain on indemnity reinsurance                           759        835
Other liabilities                                              2,069      2,536
Liabilities related to separate accounts                      69,099     56,427
                                                            --------   --------
         Total Liabilities                                   120,475    108,728
                                                            --------   --------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 9)
SHAREHOLDER'S EQUITY:
Common stock -- 10,000,000 shares authorized                      25         25
Retained earnings                                              5,268      4,848
Accumulated Other Comprehensive Income:
   Net unrealized gain on securities available-for-sale          315        452
   Net unrealized gain/(loss) on derivative instruments           (9)         7
   Minimum pension liability adjustment                           --         (6)
   Adjustment to initially apply SFAS 158                         (6)        --
                                                            --------   --------
         Total Accumulated Other Comprehensive Income            300        453
                                                            --------   --------
         Total Shareholder's Equity                            5,593      5,326
                                                            --------   --------
         Total Liabilities and Shareholder's Equity         $126,068   $114,054
                                                            ========   ========

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Insurance premiums                        $   54   $   67   $  158
Insurance fees                             1,841    1,575    1,405
Net investment income                      2,594    2,592    2,593
Realized gain (loss) on investments            2      (16)     (45)
Amortization of deferred gain on
   indemnity reinsurance                      76       77       87
Other revenue and fees                       258      316      275
                                          ------   ------   ------
   Total Revenue                           4,825    4,611    4,473
                                          ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                   2,178    2,122    2,143
Underwriting, acquisition, insurance
   and other expenses                      1,577    1,544    1,475
Interest and debt expense                     80       78       79
                                          ------   ------   ------
   Total Benefits and Expenses             3,835    3,744    3,697
                                          ------   ------   ------
Income before Federal Income Taxes           990      867      776
Federal income taxes                         247      223      193
                                          ------   ------   ------
Income before Cumulative Effect of
   Accounting Changes                        743      644      583
Cumulative Effect of Accounting Changes
   (net of Federal income taxes)              --       --      (26)
                                          ------   ------   ------
   Net Income                             $  743   $  644   $  557
                                          ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                            2006     2005     2004
                                           ------   ------   ------
                                                 (IN MILLIONS)
                                           ------------------------
COMMON STOCK:
Balance at beginning and end-of-year       $   25   $   25   $   25
RETAINED EARNINGS:
Balance at beginning-of-year                4,848    4,385    3,856
Comprehensive income                          596      315      566
Less other comprehensive income (loss)
   (net of federal income tax):
   Net unrealized gain (loss) on
      securities available-for-sale,
      net of reclassification adjustment     (137)    (329)      23
   Net unrealized loss on derivative
      instruments                             (16)      (7)     (10)
   Minimum pension liability adjustment         6        7       (4)
                                           ------   ------   ------
Net Income                                    743      644      557
Additional investment by Lincoln
   National Corporation/Stock
   Compensation                                27       19      122
Dividends declared                           (350)    (200)    (150)
                                           ------   ------   ------
      Balance at End-of-Year                5,268    4,848    4,385
                                           ------   ------   ------
NET UNREALIZED GAIN ON SECURITIES
   AVAILABLE-FOR-SALE:
Balance at beginning-of-year                  452      781      758
Change during the year                       (137)    (329)      23
                                           ------   ------   ------
      Balance at End-of-Year                  315      452      781
                                           ------   ------   ------
NET UNREALIZED GAIN ON DERIVATIVE
   INSTRUMENTS:
Balance at beginning-of-year                    7       14       24
Change during the year                        (16)      (7)     (10)
                                           ------   ------   ------
      Balance at End-of-Year                   (9)       7       14
                                           ------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                   (6)     (13)      (9)
Change during the year                          6        7       (4)
                                           ------   ------   ------
      Balance at End-of-Year                   --       (6)     (13)
                                           ------   ------   ------
ADJUSTMENT TO INITIALLY APPLY SFAS 158:        (6)      --       --
                                           ------   ------   ------
Total Shareholder's Equity at End-of-Year  $5,593   $5,326   $5,192
                                           ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              2006      2005      2004
                                                            -------   -------   -------
                                                                   (IN MILLIONS)
                                                            ---------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                  $   743   $   644   $   557
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Deferred acquisition costs and value of business
      acquired                                                 (391)     (430)     (350)
   Premiums and fees receivable                                   2        54       112
   Accrued investment income                                     23        (4)       (5)
   Insurance policy and claim reserves                          (14)   (1,082)   (1,347)
   Net trading securities purchases, sales and maturities       165       (72)      (99)
   Cumulative effect of accounting change                        --        --        39
   Investment contract and policyholder funds                   778     1,893     1,536
   Amounts recoverable from reinsurers                          157       101       375
   Federal income taxes                                          43       144       121
   Stock-based compensation expense                              --        18        19
   Depreciation                                                  27        64        48
   Realized gain (loss) on investments and derivative
      instruments                                                (2)       16        59
   Gain on sale of subsidiaries/business                         --        --       (14)
   Amortization of deferred gain                                (76)      (77)      (87)
   Other                                                       (210)     (607)     (275)
                                                            -------   -------   -------
      Net Adjustments                                           502        18       132
                                                            -------   -------   -------
      Net Cash Provided by Operating Activities               1,245       662       689
                                                            -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Securities available-for-sale:
   Purchases                                                 (6,487)   (5,725)   (9,001)
   Sales                                                      4,181     3,767     4,740
   Maturities                                                 2,282     2,392     2,468
Purchase of other investments                                  (408)   (1,008)   (1,938)
Sale or maturity of other investments                           104     1,151     2,187
Proceeds from disposition of business                            --        --        10
Other                                                          (155)        9       146
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Investing Activities      (483)      586    (1,388)
                                                            -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                      140        --        47
Payment of long-term debt                                        --       (47)       --
Net decrease in short-term debt                                 (13)        2       (10)
Universal life and investment contract deposits               4,791     4,783     4,928
Universal life and investment contract withdrawals           (4,268)   (3,755)   (3,353)
Investment contract transfers                                (1,821)   (1,483)   (1,336)
Increase in cash collateral on loaned securities                 --        45       181
Increase in funds withheld liability                            105       131        87
Capital contribution from shareholder                            --        --       100
Dividends paid to shareholders                                 (350)     (200)     (150)
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Financing Activities    (1,416)     (524)      494
                                                            -------   -------   -------
      Net Increase (Decrease) in Cash and Invested Cash        (654)      724      (205)
                                                            -------   -------   -------
Cash and Invested Cash at Beginning-of-Year                   1,962     1,238     1,443
                                                            -------   -------   -------
      Cash and Invested Cash at End-of-Year                 $ 1,308   $ 1,962   $ 1,238
                                                            =======   =======   =======

See accompanying notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries ("LNL" or the "Company" which may be referred to as "we" or "us"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries:
First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively.

On April 3, 2006, LNC acquired the Jefferson-Pilot Corporation ("Jefferson-Pilot"). As a result of this transaction, the following affiliates of Jefferson-Pilot became affiliates of LNC: Jefferson Pilot Financial Insurance Company ("JPFIC"), which is domiciled in Nebraska; Jefferson-Pilot Life Insurance Company ("JPL"), which is domiciled in North Carolina; and JPFIC's wholly owned subsidiary Jefferson-Pilot LifeAmerica Insurance Company ("JP LifeAmerica"), which is domiciled in the state of New Jersey and commercially domiciled in New York.

On January 17, 2007, The Nebraska Insurance Department approved the merger of JPFIC with and into LNL. The Indiana Department of Insurance has not yet issued its final approval due to a limitation in its laws regarding approval of a transaction in excess of 90 days before closing. The anticipated effective date of the proposed transaction is July 2, 2007.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of JPL, with and into LNL. The Indiana Department of Insurance approved the merger on February 15, 2007. The expected effective date of the merger is April 2, 2007.

On February 22, 2007, the New Jersey Department of Banking and Insurance approved a request to redomicle JPLA from New Jersey to New York. The New York Insurance Department is reviewing for approval a request to redomicile JPLA to New York, and then merge Lincoln Life & Annuity Company of New York with and into JPLA. Subject to the New York Insurance Department approval, the effective date of these proposed transactions is April 2, 2007. The surviving merged company will adopt the name Lincoln Life & Annuity Company of New York.

LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Individual Markets and Employer Markets (see Note 11). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States.

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, deferred sales inducements, insurance and investment contract liabilities, deferred front end loads, pension plans, income taxes and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA"). Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain
(loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain (loss) on investments is recognized in net income, net of associated amortization of DAC and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets.

These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") and the unamortized balance is reported in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

REINSURANCE.

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of only of DSI as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these policy benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and
3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1% of the face amount of insurance in-force, and dividend expenses were $70 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 31% of permanent life insurance in-force at December 31, 2006 and approximately 67% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of FAS 113. The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES.

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS.

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES.

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES.

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION.

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to shareholder's equity. For additional information on stock-based incentive compensation see Note 8.

INCOME TAXES.

We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

RECLASSIFICATIONS.

Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, LNC adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). LNC's results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a reduction to accumulated other comprehensive income of $6 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our consolidated financial statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We will adopt this new accounting guidance effective January 1, 2007, primarily impacting our Individual Markets Annuities business. The adoption of this new guidance will impact our assumptions for lapsation used in the amortization of DAC and VOBA on certain blocks of our business. Our adoption will result in a reduction to our DAC and VOBA balances between $20 million to $50 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. The impact of SOP 05-1 is expected to prospectively increase DAC and VOBA amortization $3 million to $20 million, pre-tax, in 2007 assuming that replacement activity, as defined by SOP 05-1, is comparable to recent years. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                              AMORTIZED
                                                COST       GAINS   LOSSES   FAIR VALUE
                                              ---------   ------   ------   ----------
                                                            (IN MILLIONS)
                                              ----------------------------------------
2006:
   Corporate bonds                             $24,262    $  807   $(238)     $24,831
   U.S. Government bonds                           141         7      --          148
   Foreign government bonds                        689        58      (2)         745
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             389         3      (5)         387
      Collateralized mortgage obligations        3,156        18     (43)       3,131
      Commercial Mortgage Backed Securities      2,235        37     (19)       2,253
      Other asset-backed securities                130         3      --          133
   State and municipal bonds                       113         2      (1)         114
   Redeemable preferred stocks                      89         9      --           98
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,204       944    (308)      31,840
   Equity securities                               191        14      (2)         203
                                               -------    ------   -----      -------
         Total                                 $31,395    $  958   $(310)     $32,043
                                               =======    ======   =====      =======
2005:
   Corporate bonds                             $24,190    $1,106   $(241)     $25,055
   U.S. Government bonds                           143        12      --          155
   Foreign government bonds                        839        62      (3)         898
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             453         5      (6)         452
      Collateralized mortgage obligations        2,982        25     (34)       2,973
      Commercial Mortgage Backed Securities      2,350        52     (20)       2,382
      Other asset-backed securities                 99         3      --          102
   State and municipal bonds                       123         4      (1)         126
   Redeemable preferred stocks                      88        14      --          102
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,267     1,283    (305)      32,245
Equity securities                                   95         6      --          101
                                               -------    ------   -----      -------
         Total                                 $31,362    $1,289   $(305)     $32,346
                                               =======    ======   =====      =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Due in one year or less                    $ 1,052    $ 1,056
Due after one year through  five years       6,605      6,759
Due after five years through  ten years      8,538      8,630
Due after ten years                          9,099      9,491
                                           -------    -------
   Subtotal                                 25,294     25,936
Asset and mortgage-backed securities         5,910      5,904
                                           -------    -------
   Total                                   $31,204    $31,840
                                           =======    =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Below 5%                                    $   91     $   91
5%-6%                                        2,458      2,419
6%-7%                                        2,179      2,178
Above 7%                                     1,182      1,216
                                            ------     ------
   Total                                    $5,910     $5,904
                                            ======     ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

    NAIC           RATING AGENCY
DESIGNATION   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $19,335       60.7%
     2        BBB                         10,147       31.9%
     3        BB                           1,420        4.5%
     4        B                              748        2.3%
     5        CCC and lower                  169        0.5%
     6        In or near default              21        0.1%
                                         -------      -----
                                         $31,840      100.0%
                                         =======      =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $1,970   $1,959   $1,932
Equity securities  available-for-sale              10        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     271      288      350
Real estate                                        37       48       25
Policy loans                                      120      118      119
Invested cash                                      53       46       21
Other investments                                  61       61       54
                                               ------   ------   ------
   Investment revenue                           2,703    2,703    2,682
Investment expense                                109      111       89
                                               ------   ------   ------
   Net investment income                       $2,594   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                         2006     2005
                                        ------   ------
                                         (IN MILLIONS)
                                        ---------------
Corporate bonds                         $2,140   $2,282
U.S. Government bonds                      331      322
Foreign government bonds                    45       52
Asset and mortgage-backed securities:
   Mortgage pass-through securities         24       29
   Collateralized mortgage obligations     111      113
   Commercial Mortgage Backed Securities   133      149
   Other asset-backed securities             8        9
State and municipal bonds                   18       19
Redeemable preferred stocks                  8        8
                                        ------   ------
      Total fixed maturity securities    2,818    2,983
Equity securities                            2        2
                                        ------   ------
      Total                             $2,820   $2,985
                                        ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                                                    2006    2005   2004
                                                                    ----    ----   -----
                                                                        (IN MILLIONS)
                                                                    --------------------
Realized loss on investments and derivative instruments             $(2)   $(21)   $(58)
Gain (loss) on reinsurance embedded derivative/trading securities     4       5      (1)
Gain on sale of subsidiaries/business                                --      --      14
                                                                    ---    ----    ----
Total realized gain (loss) on investments                           $ 2    $(16)   $(45)
                                                                    ===    ====    ====

The detail of the realized loss on investments and derivative instruments is as follows:

                                                 2006   2005    2004
                                                -----   ----   -----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities  available-for-sale
   Gross gain                                    $103   $113   $ 107
   Gross loss                                     (82)   (90)   (115)
Equity securities available-for-sale
   Gross gain                                       1      8      19
   Gross loss                                      --     --      (1)
Other investments                                   9     10       4
Associated amortization of  deferred
   acquisition costs and  provision for
   policyholder  commitments                      (31)   (52)    (51)
Investment expenses                                (2)    (9)    (10)
                                                -----   ----   -----
Total Investments                                  (2)   (20)    (47)
Derivative instruments net of  associated
   amortization of  deferred acquisition
   costs                                           --     (1)    (11)
                                                -----   ----   -----
   Total investments and derivative
      instruments                                $ (2)  $(21)  $ (58)
                                                =====   ====   =====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                2006   2005   2004
                                ----   ----   ----
                                   (IN MILLIONS)
                                ------------------
Fixed maturity securities        $56    $19    $67
available-for-sale
Mortgage loans on real estate      1     (6)    (2)
                                 ---    ---    ---
Total                            $57    $13    $65
                                 ===    ===    ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                             2006    2005   2004
                            -----   -----   ----
                                (IN MILLIONS)
                            --------------------
Fixed maturity securities   $(342)  $(839)   $61
Equity securities               6      (6)    (6)
                            -----   -----    ---
Total                       $(336)  $(845)   $55
                            =====   =====    ===

For securities available for sale held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                               FAIR    % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                              VALUE     VALUE      COST          COST        LOSS           LOSS
                             -------   ------   ---------   -----------   ----------   ------------
                                                          (IN MILLIONS)
                             ----------------------------------------------------------------------
2006
less than or equal to
 90 days                     $ 3,646     27.5%   $ 3,672        27.0%       $ (26)          8.4%
greater than 90 days but
 less than or equal 180 days     112      0.8%       115         0.9%          (3)          1.0%
greater than 180 days but
 less than or equal 270 days     842      6.3%       861         6.3%         (19)          6.1%
greater than 270 days but
 less than or equal 1 year     1,456     11.0%     1,492        11.0%         (36)         11.6%
greater than 1 year            7,226     54.4%     7,452        54.8%        (226)         72.9%
                             -------    -----    -------       -----        -----         -----
   Total                     $13,282    100.0%   $13,592       100.0%       $(310)        100.0%
                             =======    =====    =======       =====        =====         =====
2005
less than or equal to
 90 days                     $ 3,006     27.6%   $ 3,039        27.1%       $ (33)         10.8%
greater than 90 days but
 less than or equal 180 days   5,152     47.4%     5,258        47.1%        (106)         34.8%
greater than 180 days but
 less than or equal 270 days     374      3.4%       384         3.4%         (10)          3.3%
greater than 270 days but
 less than or equal 1 year       789      7.2%       822         7.3%         (33)         10.8%
greater than 1 year            1,570     14.4%     1,693        15.1%        (123)         40.3%
                             -------    -----    -------       -----        -----         -----
   Total                     $10,891    100.0%   $11,196       100.0%       $(305)        100.0%
                             =======    =====    =======       =====        =====         =====

For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                    LESS THAN
                                               OR EQUAL TO TWELVE     GREATER THAN TWELVE
                                                     MONTHS                 MONTHS                  TOTAL
                                              --------------------   --------------------   ---------------------
                                                           GROSS                  GROSS                   GROSS
                                                FAIR    UNREALIZED    FAIR     UNREALIZED     FAIR     UNREALIZED
                                               VALUE      LOSSES      VALUE      LOSSES       VALUE      LOSSES
                                              -------   ----------   -------   ----------   --------   ----------
                                                                         (IN MILLIONS)
                                              -------------------------------------------------------------------
2006:
   Corporate bonds                            $ 4,527    $   (71)    $ 4,892    $  (167)    $  9,419     $(238)
   U.S. Government bonds                            3         --          --         --            3        --
   Foreign government bonds                        56         (1)         62         (1)         118        (2)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             63         --         223         (5)         286        (5)
      Collateralized mortgage obligations         890         (7)      1,320        (36)       2,210       (43)
      Commercial Mortgage Backed Securities       451         (3)        663        (16)       1,114       (19)
      Other asset-backed securities                --         --          21         --           21        --
   State and municipal bonds                       16         --          44         (1)          60        (1)
   Redeemable preferred stocks                     --         --           1         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        6,006        (82)      7,226       (226)      13,232      (308)
Equity securities                                  50         (2)         --         --           50        (2)
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 6,056    $   (84)    $ 7,226    $  (226)    $ 13,282     $(310)
                                              =======    =======     =======    =======     ========     =====
2005:
   Corporate bonds                            $ 6,300    $  (132)    $ 1,235    $  (109)    $  7,535     $(241)
   U.S. Government bonds                           --         --          --         --           --        --
   Foreign government bonds                       169         (3)         38         --          207        (3)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities            320         (4)         39         (2)         359        (6)
      Collateralized mortgage obligations       1,589        (27)        145         (7)       1,734       (34)
      Commercial Mortgage Backed Securities       888        (16)        100         (4)         988       (20)
      Other asset-backed securities                23         --          --         --           23        --
   State and municipal bonds                       31         --          13         (1)          44        (1)
   Redeemable preferred stocks                      1         --          --         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        9,321       (182)      1,570       (123)      10,891      (305)
Equity securities                                  --         --          --         --           --        --
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 9,321    $  (182)    $ 1,570    $  (123)    $ 10,891     $(305)
                                              =======    =======     =======    =======     ========     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 - Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real estate" and "Other assets," which includes property and equipment, include accumulated depreciation as follows:

                          2006   2005
                          ----   ----
                         (IN MILLIONS)
                         -------------
Real estate               $ 25   $ 19
Property and equipment     240    255


Impaired mortgage loans along with the related allowance for losses are as follows:

                                            2006   2005
                                            ----   ----
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses     $27    $66
Allowance for losses                          (1)    (9)
                                             ---    ---
   Net impaired loans                        $26    $57
                                             ===    ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Balance at beginning-of-year          $ 9    $15    $17
Provisions for losses                   1      2      5
Releases due to principal paydowns     (9)    (8)    (7)
                                      ---    ---    ---
   Balance at end-of-year             $ 1    $ 9    $15
                                      ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                  (IN MILLIONS)
                                                ------------------
Average recorded investment in impaired loans    $41    $62   $101
Interest income recognized on impaired loans       4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $15 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,072 million. This includes $283 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax expense is as follows:

                       2006   2005   2004
                       ----   ----   ----
                          (IN MILLIONS)
                       ------------------
Current                $148   $111   $ 98
Deferred                 99    112     95
                       ----   ----   ----
   Total tax expense   $247   $223   $193
                       ====   ====   ====

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Tax rate times pre-tax income        $347   $303   $272
Effect of:
   Tax-preferred investment income    (80)   (63)   (69)
   Tax credits                        (16)   (14)   (14)
   Other                               (4)    (3)     4
                                     ----   ----   ----
      Provision for income taxes     $247   $223   $193
                                     ====   ====   ====
      Effective tax rate               25%    26%    25%

The Federal income tax liability, included in other liabilities on the Consolidated Balance Sheets is as follows:

                                         2006   2005
                                         ----   ----
                                        (IN MILLIONS)
                                         -----------
Current                                   $20    $77
Deferred                                   28     24
                                          ---   ----
   Total Federal income tax liability     $48   $101
                                          ===   ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Deferred tax assets:
Insurance and investment contract liabilities          $1,275   $1,206
Reinsurance deferred gain                                 265      291
Modco embedded derivative                                  76       98
Postretirement benefits other than pension                 14       15
Compensation related                                      111      100
Ceding commission asset                                     9       11
Other                                                      89       53
                                                        -----    -----
   Total deferred tax assets                            1,839    1,774
                                                        -----    -----
Deferred tax liabilities:
Deferred acquisition costs                              1,208      998
Net unrealized gain on securities available-for-sale      230      351
Trading security gains                                     74       91
Present value of business in-force                        238      260
Other                                                     117       98
                                                        -----    -----
   Total deferred tax liabilities                       1,867    1,798
                                                        -----    -----
Net deferred tax liability                             $   28   $   24
                                                       ======   ======

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                     2006    2005    2004
                                    -----   -----   -----
                                        (IN MILLIONS)
                                    ---------------------
Insurance assumed                   $  --   $   1   $  --
Insurance ceded                      (827)   (767)   (640)
                                    -----   -----   -----
   Net reinsurance
      premiums and fees             $(827)  $(766)  $(640)
                                    =====   =====   =====

The 2005 and 2004 amounts reported above for insurance ceded to other companies have been adjusted to conform to the 2006 presentation. These adjustments had no effect on insurance premiums, fees or net income presented in the Consolidated Statements of Income as the gross premiums and fees were offset by equal amounts.

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2006 and 2005 and $0.6 billion for 2004.

A roll forward of DAC is as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                         (IN MILLIONS)
                                   ------------------------
Balance at beginning-of-year       $3,676   $2,904   $2,552
Deferral                            1,062      934      868
Amortization                         (608)    (427)    (415)
Adjustment related to realized
   gains on securities
   available-for-sale                 (39)     (48)     (46)
Adjustment related to unrealized
   losses on securities
   available-for-sale                  90      313      (16)
Cumulative effect of
   accounting change                   --       --      (39)
                                   ------   ------   ------
Balance at end-of-year             $4,181   $3,676   $2,904
                                   ======   ======   ======

A roll forward of VOBA is as follows:

                                 2006   2005    2004
                                 ----   ----   -----
                                    (IN MILLIONS)
                                 -------------------
Balance at beginning-of-year     $742   $819   $ 922
   Amortization, net              (63)   (77)   (103)
   Adjustment related to
      realized gains on
      securities
      available-for-sale           (1)    --      --
                                 ----   ----   -----
Balance at end-of-year           $678   $742   $ 819
                                 ====   ====   =====

Future estimated amortization of VOBA is as follows (in millions):

2007-$63   2008-$66          2009-$64
2010-$62   2011-$41   Thereafter-$382

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $39 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of DSI, included in Other assets on the Consolidated Balance Sheets, is as follows:

                               2006   2005   2004
                               ----   ----   ----
                                 (IN MILLIONS)
                               ------------------
Balance at beginning-of-year   $129   $ 85   $ 45
   Capitalized                   70     60     50
   Amortization                 (21)   (16)   (10)
                               ----   ----   ----
Balance at end-of-year         $178   $129   $ 85
                               ====   ====   ====

Details underlying the income statement caption, "Underwriting, acquisition, insurance and other expenses," are as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                        (IN MILLIONS)
                                   ------------------------
Commissions                        $1,043   $  899   $1,208
General and administrative
   expenses                           816      966      532
DAC and VOBA deferrals,
   net of amortization               (391)    (431)    (350)
Taxes, licenses and fees               96       81       85
Restructuring charges - includes
   merger-integration expenses         13       29       --
                                   ------   ------   ------
   Total                           $1,577   $1,544   $1,475
                                   ======   ======   ======

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                         2006   2005
                         ----   ----
                        (IN MILLIONS)
                         -----------
Individual Markets:
   Life Insurance        $855   $855
   Annuities               44     44
Employer Markets:
   Retirement Products     20     20
                         ----   ----
   Total                 $919   $919
                         ====   ====

Details underlying the balance sheet caption, "Insurance contract and policyholder funds," are as follows:

                              2006      2005
                            -------   -------
                              (IN MILLIONS)
                            -----------------
Premium deposit funds       $20,499   $21,755
Other policyholder funds     13,666    12,975
Deferred front end loads        486       432
Undistributed earnings on
   participating business       102       111
                            -------   -------
   Total                    $34,753   $35,273
                            =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                          2006     2005
                                         ------   ------
                                          (IN MILLIONS)
                                         ---------------
Short-term debt                          $   21   $   34
                                         ======   ======
Long-term debt:
Note due Lincoln National Corporation,
   due September 2008                    $  140   $   --
Surplus notes due Lincoln National
   Corporation:
   6.56% surplus note, due 2028             500      500
   6.03% surplus note, due 2028             750      750
                                         ------   ------
Total Surplus Notes                       1,250    1,250
                                         ------   ------
   Total long-term debt                  $1,390   $1,250
                                         ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $99 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                       2006    2005
                                      -----   -----
                                    IN EVENT OF DEATH
                                  ---------------------
                                  (DOLLARS IN BILLIONS)
                                  ---------------------
Return of net deposit
   Account value                      $38.3   $31.9
   Net amount at risk                   0.1     0.1
   Average attained age of
      contractholders                    54      53
Return of net deposits plus a
   minimum return
   Account value                      $ 0.4   $ 0.3
   Net amount at risk                    --      --
   Average attained age of
      contractholders                    67      66
Guaranteed minimum return                 5%      5%
Highest specified anniversary
   account value minus
   withdrawals post anniversary
   Account value                      $22.5   $18.8
   Net amount at risk                   0.2     0.3
   Average attained age of
      contractholders                    64      63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                      2006    2005
                                     -----   ------
                                     (IN BILLIONS)
                                     --------------
Asset Type
Domestic equity                      $39.0   $32.2
International equity                   5.9     4.2
Bonds                                  6.4     5.1
                                     -----   -----
   Total                              51.3    41.5
                                     -----   -----
Money market                           5.6     4.0
                                     -----   -----
   Total                             $56.9   $45.5
                                     =====   =====
Percent of total variable
   annuity separate account values      87%     87%
                                     =====   =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                                 GMDB
                             2006    2005
                            -----   ------
                            (IN MILLIONS)
                            --------------
Total:
   Balance at January 1     $ 15     $ 18
   Changes in reserves        14        9
   Benefits paid              (6)    $(12)
                            ----     ----
   Balance at December 31   $ 23     $ 15
                            ====     ====
Ceded:
   Balance at January 1     $(15)    $(18)
   Changes in reserves       (12)      (9)
   Benefits paid               6       12
                            ----     ----
   Balance at December 31   $(21)    $(15)
                            ====     ====
Net:
   Balance at January 1     $ --     $ --
   Changes in reserves         2       --
   Benefits paid              --       --
                            ----     ----
   Balance at December 31   $  2     $ --
                            ====     ====

The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its insurance agents, are included in various benefit plans sponsored by LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company `s insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains a funded defined benefit pension plan for most of its U.S. employees (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. LNL sponsors a defined benefit pension plan which, prior to January 1, 1995, covered most full-time insurance agents of the Company. All benefits applicable to this plan were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"), and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information with respect to plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                                                   OTHER
                                                                 PENSION      POSTRETIREMENT
                                                                BENEFITS         BENEFITS
                                                              -------------   --------------
                                                               2006    2005    2006    2005
                                                              -----   -----   -----   ------
                                                                      (IN MILLIONS)
                                                              ------------------------------
Change in plan assets:
   Fair value of plan assets at beginning-of-year             $  93   $  82   $  --   $  --
   Actual return on plan assets                                  12       6      --      --
   Company contributions                                         --      10       2       2
   Benefits paid                                                 (5)     (5)     (2)     (2)
                                                              -----   -----   -----   -----
      Fair value of plan assets at end-of-year                $ 100   $  93   $  --   $  --
                                                              =====   =====   =====   =====
Change in benefit obligation:
   Benefit obligation at beginning-of-year                    $  92   $  87   $  22   $  19
   Interest cost                                                  5       5       1       1
   Plan participants' contributions                              --      --       1       1
   Actuarial (gains)/ losses                                     (2)      4      (3)      3
   Benefits paid                                                 (5)     (4)     (2)     (2)
                                                              -----   -----   -----   -----
      Benefit obligation at end-of-year                       $  90   $  92   $  19   $  22
                                                              =====   =====   =====   =====
   Funded status of the plans                                 $  10   $   1   $ (19)  $ (22)
   Unrecognized net actuarial losses                                     20              (1)
                                                                      -----           -----
   Prepaid (accrued) benefit cost                                        21             (23)
   Other assets                                                  11      --      --      --
   Other liabilities                                             (1)     --     (19)     --
                                                              -----   -----   -----   -----
      Amounts recognized in the Consolidated Balance Sheets   $  10   $  21   $ (19)  $ (23)
                                                              =====   =====   =====   =====
Amounts recognized in accumulated other comprehensive
   income (net of tax):
   Net loss (gain)                                                8              (2)
                                                              -----           -----
      Total                                                   $   8           $  (2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                              5.75%   6.00%   5.75%   6.00%
   Expected return on plan assets                              8.00%   8.25%     --      --
Rate of increase in compensation                               4.00%   4.00%   4.00%   4.00%

The Company uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                       ONE-PERCENTAGE   ONE-PERCENTAGE
                                       POINT INCREASE   POINT DECREASE
                                       --------------   --------------
                                                (IN MILLIONS)
                                       -------------------------------
Effect on accumulated postretirement
   benefit obligation                        $ 1               $(1)
Effect on total service and interest
   cost components                            --                --

As discussed in Note 2, we applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Consolidated Balance Sheets at December 31, 2006 is as follows:

                                           BEFORE                    AFTER
                                        APPLICATION               APPLICATION
                                             OF        SFAS 158        OF
                                          SFAS 158   ADJUSTMENTS    SFAS 158
                                        -----------  -----------  -----------
                                                    (IN MILLIONS)
                                        -------------------------------------
Other assets                              $  1,101       $11        $  1,112
Total assets                               126,057        11         126,068
Other liabilities                            2,052        17           2,069
Total liabilities                          120,458        17         120,475
Accumulated other comprehensive income         306        (6)            300
Total shareholder's equity                   5,599        (6)          5,593

Information for the Company's agent pensi on plans with accumulated benefit obligations in excess of plan assets is as follows:

                                  2006    2005
                                 -----   -----
                                 (IN MILLIONS)
                                 -------------
Accumulated benefit obligation    $ 1    $ 1
Projected benefit obligation        1      1
Fair value of plan assets          --     --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                                                        PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                                                       ------------------   -----------------------------
                                                                       2006   2005   2004        2006   2005   2004
                                                                       ----   ----   ----        ----   ----   ----
                                                                                          (IN MILLIONS)
                                                                       --------------------------------------------------
Service cost                                                           $ 18   $ 17   $ 17         $ 1    $ 2    $ 2
Interest cost                                                            29     29     28           5      5      5
Expected return on plan assets                                          (38)   (38)   (35)         --     --     --
Amortization of prior service cost                                       (2)    (2)    (2)         --     --     --
Recognized net actuarial (gains) losses                                   4      2      1           1     --     (1)
Recognized actuarial (gain) loss due to special termination benefits      2     --     --          --     --     --
                                                                       ----   ----   ----         ---    ---    ---
Net periodic benefit expense                                           $ 13   $  8   $  9         $ 7    $ 7    $ 6
                                                                       ====   ====   ====         ===    ===    ===

We maintain a defined contribution plan for our insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million in 2006, 2005 and 2004, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan asset allocations for the Company's agent plan at December 31, 2006 and 2005, by asset category are as follows:

                            2006   2005
                            ----   ----
ASSET CATEGORY
Equity securities             60%    64%
Fixed income securities       40%    34%
Real estate                    0%     1%
Cash and cash equivalents      0%     1%
                             ---    ---
   Total                     100%   100%
                             ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                     WEIGHTING RANGE
                                     ---------------
ASSET CATEGORY
Cash                                           0-20%
Guaranteed Products                            0-20%
Fixed Income                                  20-80%
   Long-term                           0-10%
   High-Yield                          0-10%
   International/Emerging Markets*     0-10%
Real Estate                                    0-20%
Equities                                      20-80%
   Small-cap                           0-20%
   International*                      0-20%
   Emerging Markets*                   0-10%
Other                                          0-20%
Total International**                          0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

              PENSION PLANS                 POSTRETIREMENT PLANS
             ---------------   ----------------------------------------------
              NON-QUALIFIED      REFLECTING                    NOT REFLECTING
             DEFINED BENEFIT   MEDICARE PART   MEDICARE PART   MEDICARE PART
              PENSION PLANS      D SUBSIDY       D SUBSIDY       D SUBSIDY
             ---------------   -------------   -------------   --------------
                                      (IN MILLIONS)
             ----------------------------------------------------------------
Year
2007               $ 3              $ 5             $(1)             $ 6
2008                 3                5              (1)               6
2009                 3                5              (1)               6
2010                 4                5              (1)               6
2011                 4                5              (1)               6
Thereafter          25               28              (4)              32

401(k).

LNC sponsors a contributory defined contribution plan for eligible U.S. employees (including those of LNL) and LNL sponsors a contributory defined contribution plan for eligible insurance agents (401(k) plans). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS.

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                         2006   2005   2004
                         ----   ----   ----
                            (IN MILLIONS)
                         ------------------
Stock options             $ 2    $--    $ 1
Shares                     17     13     11
Cash awards                 1      1      1
SARs                       (1)     2      4
Restricted stock            1      1      1
                          ---    ---    ---
Total                     $20    $17    $18
                          ===    ===    ===
Recognized tax benefit    $ 7    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS

Net income as determined in accordance with statutory accounting practices for us was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for us was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

2007-$45
2008-$40
2009-$28
2010-$17
2011-$13
Thereafter-$40

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 34% of such mortgages, or $1.2 billion, involved properties located in California,

Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance Seriessm ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                           2006     2005                 2006    2005
                                                          ------   ------               -----   -----
                                                                         (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                           $5,950   $5,450               $   3   $   5
   Interest rate swap agreements                             563      463                   4       9
                                                          ------   ------               -----   -----
      Total interest rate derivative instruments           6,513    5,913                   7      14
                                                          ======   ======               =====   =====
Foreign currency derivative instruments:
   Foreign currency swaps                                     86       58                  (7)     (5)
Credit derivative instruments:
   Credit default swaps                                       20       20                  --      --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                           1        1                  22      16
   Embedded derivatives per SFAS 133                          --       --                (139)   (268)
                                                          ------   ------               -----   -----
      Total derivative instruments *                      $6,620   $5,992               $(117)  $(243)
                                                          ======   ======               =====   =====

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                 INTEREST RATE    INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ---------------   ---------------   ---------------
                                2006     2005       2006   2005      2006   2005
                               ------   ------     -----   ----      ----   ----
                                                   (IN MILLIONS)
                               ---------------------------------------------------
Balance at beginning-of-year   $5,450   $4,000     $ 463   $446       $58   $ 42
New contracts                     750    1,450       130     37        30     30
Terminations and maturities      (250)      --       (30)   (20)       (2)   (14)
                               ------   ------     -----   ----       ---   ----
   Balance at end-of-year      $5,950   $5,450     $ 563   $463       $86   $ 58
                               ======   ======     =====   ====       ===   ====

                               CREDIT DEFAULT       CALL OPTIONS
                                    SWAPS       (BASED ON LNC STOCK)
                               --------------   --------------------
                                           (IN MILLIONS)
                               -------------------------------------
                                 2006   2005         2006   2005
                                 ----   ----         ----   ----
Balance at beginning-of-year     $ 20   $ 13          $ 1    $ 1
New contracts                      10     20           --     --
Terminations and maturities       (10)  $(13)          --     --
                                  ---   ----          ---    ---
   Balance at end-of-year        $ 20   $ 20          $ 1    $ 1
                                 ====   ====          ===    ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $1 million, $0 and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain (loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS.

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS.

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK.

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS.

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS.

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS.

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK.

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN.

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS.

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS.

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES.

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION.

Income other than realized gains and losses for the agreements and contracts described above amounted to $13 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $24 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE AND TRADING
SECURITIES.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

DERIVATIVE INSTRUMENTS.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. Along with other companies in the insurance industry, we are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES.

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

We report assets held in separate accounts at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                               2006                  2005
                                       -------------------   --------------------
                                       CARRYING     FAIR     CARRYING      FAIR
                                         VALUE     VALUE       VALUE      VALUE
                                       --------   --------   --------   ---------
                                                      (IN MILLIONS)
                                       ------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturities                    $ 31,840   $ 31,840   $ 32,245   $ 32,245
   Equity                                   203        203        101        101
Trading securities                        2,820      2,820      2,985      2,985
Mortgage loans on real estate             3,571      3,687      3,662      3,859
Policy loans                              1,898      2,044      1,858      2,004
Derivatives Instruments *                  (117)      (117)      (243)      (243)
Other investments                           657        657        423        423
Cash and invested cash                    1,308      1,308      1,962      1,962
Investment type insurance contracts:
   Deposit contracts and certain
      guaranteed interest contracts     (20,233)   (20,235)   (21,270)   (21,273)
   Remaining guaranteed interest and
      similar contracts                     (12)       (12)       (13)       (13)
Short-term debt                             (21)       (21)       (34)       (34)
Long-term debt                           (1,390)    (1,345)    (1,250)    (1,325)
Guarantees                                   --         --         --         --
Investment commitments                       --         (2)        --         --

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $304 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through the Retirement Products segment, which consists of its Defined Contribution business. Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment for 2004 through 2006 is as follows:

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
   Individual Annuities                   $1,428   $1,308   $1,278
   Life Insurance                          1,946    1,841    1,847
                                          ------   ------   ------
      Individual Markets  Total            3,374    3,149    3,125
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                     1,212    1,168    1,125
                                          ------   ------   ------
      Employer Markets  Total              1,212    1,168    1,125
                                          ------   ------   ------
   Other Operations                          236      309      267
   Net realized investment results(1)          2      (16)     (45)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
      Total                               $4,825   $4,611   $4,473
                                          ======   ======   ======
NET INCOME:
Segment Operating Income:
   Individual Markets:
   Individual Annuities                   $  265   $  197   $  169
   Life Insurance                            257      238      252
                                          ------   ------   ------
      Individual Markets  Total              522      435      421
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                       226      206      181
                                          ------   ------   ------
      Employer Markets  Total                226      206      181
                                          ------   ------   ------
Other Operations                              (8)      12        9
Net realized investment results(2)             2      (10)     (29)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
   Income before cumulative effect of
      accounting changes                     743      644      583
   Cumulative effect of accounting
      changes                                 --       --      (26)
                                          ------   ------   ------
Net Income                                $  743   $  644   $  557
                                          ======   ======   ======

----------
(1) Includes realized losses on investments of $2 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, $(1) million and $(12) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of less than $1 million, $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                 2006       2005
                               --------   --------
                                  (IN MILLIONS)
                               -------------------
ASSETS:
   Individual Annuities        $ 58,995   $ 48,250
   Life Insurance                24,238     21,795
   Retirement Products           34,218     33,478
   Other Operations               6,685      6,649
   Consolidating adjustments      1,932      3,882
                               --------   --------
Total                          $126,068   $114,054
                               ========   ========

12. SHAREHOLDER'S EQUITY

All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                          2006      2005
                                                        -------   -------
                                                          (IN MILLIONS)
                                                        -----------------
Fair value of securities  available-for-sale            $32,043   $32,346
Cost of securities  available-for-sale                   31,395    31,362
                                                        -------   -------
Unrealized gain                                             648       984
Adjustments to DAC and VOBA                                (175)     (266)
Amounts required to satisfy  policyholder commitments       (20)      (31)
Foreign currency exchange  rate adjustment                   28        16
Deferred income taxes                                      (166)     (251)
                                                        -------   -------
Net unrealized gain on  securities available-for-sale   $   315   $   452
                                                        =======   =======

Adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments are netted against the DAC and VOBA asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                  2006    2005   2004
                                                 -----   -----   ----
                                                     (IN MILLIONS)
                                                 --------------------
Unrealized gains (losses) on securities
   available-for-sale arising during the year    $(157)  $(479)  $116
Less: Reclassification adjustment for gains
   on disposals of prior year inventory
   included in net income(1)                        65      39     82
Less: Federal income tax expense (benefit) on
   reclassification                                (85)   (189)    11
                                                 -----   -----   ----
Net unrealized gain (loss) on securities
   available-for-sale, net of
   reclassifications and federal income tax
   expense (benefit)                             $(137)  $(329)  $ 23
                                                 =====   =====   ====

(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million, $3 million for 2006, 2005, 2004 respectively, and net of adjustments to DAC and VOBA of less than $1 million, $(7) million, $(8) million for 2006, 2005, 2004 respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of IncomeConsolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                     TOTAL
                                                 -------------
                                                 (IN MILLIONS)
                                                 -------------
Amounts incurred in 2006
   Employee severance and termination benefits        $12
   Abandoned office space                               1
                                                      ---
   Total 2006 restructuring charges                    13
Amounts expended in 2006
Restructuring reserve at December 31, 2006             (6)
                                                      ---
                                                      $ 7
                                                      ===
Additional amounts expended that do not
   qualify as restructuring charges                   $14

Expected completion date                          4th Quarter
                                                      2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, we realigned the operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning us for future growth. In February 2003, we announced plans to consolidate our fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                         2006    2005    2004
                                        -----   -----   -----
                                            (IN MILLIONS)
                                        ---------------------
Insurance assumed                       $  25   $  --   $  --
Insurance ceded                          (238)   (219)   (116)
                                        -----   -----   -----
   Net reinsurance premiums and fees    $(213)  $(219)  $(116)
                                        =====   =====   =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                                 2006    2005
                                                                 ----   ------
                                                                 (IN MILLIONS)
                                                                 -------------
Future policy benefits and claims assumed                        $141   $    3
Future policy benefits and claims ceded                           951    1,052
Amounts recoverable from reinsurers on paid and unpaid losses      16       16
Reinsurance payable on paid losses                                 11        3
Funds held under reinsurance  treaties-net liability              702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,153 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the financial statements, in 2004 the Corporation changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 2007

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson-Pilot Life Insurance Company and Subsidiary
As of December 31, 2006 and 2005 and For the Periods April 3 Through December 31, 2006 and January 1 Through April 2, 2006 and For the Years Ended December 31, 2005 and 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                   AUDITED CONSOLIDATED FINANCIAL STATEMENTS

      AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE PERIODS APRIL 3 THROUGH DECEMBER 31, 2006 AND JANUARY 1 THROUGH APRIL 2, 2006 AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1
Audited Consolidated Financial Statements
   Consolidated Balance Sheets as of December 31, 2006 and 2005              F-2
Consolidated Statements of Income for the periods April 3 through
   December 31, 2006  and January 1 through April 2, 2006 and the years
   ended December 31, 2005 and 2004                                          F-4
Consolidated Statements of Stockholder's Equity for the periods April 3 through December 31, 2006 and  January 1 through April 2, 2006 and for
   the years ended December 31, 2005 and 2004                                F-5
Consolidated Statements of Cash Flows for the periods April 3 through
   December 31, 2006 and  January 1 through April 2, 2006 and for the
   years ended December 31, 2005 and 2004                                    F-6
Notes to Consolidated Financial Statements                                   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson-Pilot Life Insurance Company and Subsidiary

We have audited the consolidated balance sheets of Jefferson-Pilot Life Insurance Company and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson-Pilot Life Insurance Company and Subsidiary at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004 in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Greensboro, North Carolina
March 19, 2007

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                                    DECEMBER 31,
                                                                              -------------------------
                                                                                  2006          2005
                                                                              -----------   -----------
ASSETS
Investments:
   Debt securities available-for-sale, at fair value (amortized cost
      $13,115,270 and $11,163,632)                                            $13,243,588   $11,340,518
   Debt securities held-to-maturity, at amortized cost (fair value
      $0 and $1,378,716)                                                               --     1,325,157
   Equity securities available-for-sale, at fair value (cost $534 and $286)           549           427
   Mortgage loans on real estate                                                2,376,014     2,417,618
   Policy loans                                                                   279,686       258,362
   Real estate                                                                    165,871        81,261
   Other investments                                                              341,981       242,024
                                                                              -----------   -----------
Total investments                                                              16,407,689    15,665,367
Cash and cash equivalents                                                         359,425        41,392
Accrued investment income                                                         210,965       195,845
Due from reinsurers                                                               160,911       153,060
Deferred policy acquisition costs                                                 306,873     1,671,492
Value of business acquired                                                      1,363,401            --
Goodwill                                                                        1,358,027            --
Property and equipment, net of accumulated depreciation                           118,022        79,585
Cash surrender value of life insurance                                            147,884       140,730
Assets held in separate accounts                                                  510,411       491,697
Other assets                                                                      305,752       238,129
                                                                              -----------   -----------
Total assets                                                                  $21,249,360   $18,677,297
                                                                              ===========   ===========

See accompanying notes.

                                                                              DECEMBER 31,
                                                                       -------------------------
                                                                           2006          2005
                                                                       -----------   -----------
LIABILITIES
Policy liabilities:
   Future policy benefits                                              $ 1,231,397   $ 1,244,257
   Policyholder contract deposits                                       13,686,716    13,067,520
   Policy and contract claims                                               41,981        46,425
   Funding agreements                                                      300,000       300,000
   Other policy liabilities                                                560,144       773,986
                                                                       -----------   -----------
Total policy liabilities                                                15,820,238    15,432,188
Deferred income tax liabilities                                            302,722       183,773
Currently payable (recoverable) income tax                                     193        (2,786)
Securities sold under repurchase agreements                                     --       300,835
Accounts payable, accruals and other liabilities                           915,218       237,604
Liabilities related to separate accounts                                   510,411       491,697
                                                                       -----------   -----------
Total liabilities                                                       17,548,782    16,643,311
Commitments and contingent liabilities (see Note 14)
STOCKHOLDER'S EQUITY
   Common stock, par value $100 per share, 50,000 shares authorized,
      issued and outstanding                                                 5,000         5,000
   Paid in capital                                                       3,428,755        31,570
   Retained earnings                                                       195,927     1,894,678
   Accumulated other comprehensive income                                   70,896       102,738
                                                                       -----------   -----------
Total stockholder's equity                                               3,700,578     2,033,986
                                                                       -----------   -----------
Total liabilities and stockholder's equity                             $21,249,360   $18,677,297
                                                                       ===========   ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                         PERIOD FROM   PERIOD FROM
                                                           APRIL 3      JANUARY 1           YEAR ENDED
                                                           THROUGH       THROUGH           DECEMBER 31,
                                                        DECEMBER 31,     APRIL 2,    -----------------------
                                                           2006            2006         2005         2004
                                                        ------------   -----------   ----------   ----------
REVENUE
Premiums and other considerations                        $   79,279      $ 25,426    $  102,926   $  105,084
Universal life and investment product charges               298,891        94,593       363,239      304,670
Net investment income                                       760,258       253,520       935,300      906,750
Realized investment losses                                   (4,446)       (4,046)       (4,529)     (12,218)
                                                         ----------      --------    ----------   ----------
Total revenues                                            1,133,982       369,493     1,396,936    1,304,286
BENEFITS AND EXPENSES
Insurance and annuity benefits                              671,705       228,655       826,230      782,345
Insurance commissions, net of deferrals                       8,139         1,844         9,230       15,422
General and administrative expenses, net of deferrals        24,845        16,705        17,597       27,519
Insurance taxes, licenses and fees                           26,020         8,496        29,607       29,730
Amortization of policy acquisition costs and value of
   business acquired                                        110,901        38,620       162,403      130,022
Interest expense                                                 28         1,121         3,173        1,413
                                                         ----------      --------    ----------   ----------
Total benefits and expenses                                 841,638       295,441     1,048,240      986,451
                                                         ----------      --------    ----------   ----------
Income before income taxes and cumulative effect of
   change in accounting principle                           292,344        74,052       348,696      317,835
INCOME TAXES:
   Current                                                    8,572        12,939        63,307      116,239
   Deferred                                                  85,645         1,833        48,565      (14,370)
                                                         ----------      --------    ----------   ----------
Total income taxes                                           94,217        14,772       111,872      101,869
                                                         ----------      --------    ----------   ----------
Income before cumulative effect of change in
   accounting principle                                     198,127        59,280       236,824      215,966
Cumulative effect of change in accounting for long
   duration contracts, net of taxes                              --            --            --       (9,356)
                                                         ----------      --------    ----------   ----------
Net income                                               $  198,127      $ 59,280    $  236,824   $  206,610
                                                         ==========      ========    ==========   ==========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                ACCUMULATED
                                                                                   OTHER           TOTAL
                                          COMMON      PAID IN      RETAINED    COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK      CAPITAL      EARNINGS        INCOME          EQUITY
                                         --------   ----------   -----------   -------------   -------------
BALANCE, JANUARY 1, 2004                 $  5,000   $   30,567   $ 1,550,244     $ 243,943      $ 1,829,754
Net income                                     --           --       206,610            --          206,610
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --        (1,426)          (1,426)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --         9,668            9,668
                                                                                                -----------
   Comprehensive income                        --           --            --            --          214,852
Dividends paid                                 --           --       (10,000)           --          (10,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2004                  5,000       30,567     1,746,854       252,185        2,034,606
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       236,824            --          236,824
Parent company capital contribution
   for stock option expense                    --        1,003            --            --            1,003
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (222)            (222)
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (149,225)        (149,225)
                                                                                                -----------
   Comprehensive income                        --           --            --            --           88,380
Dividends paid                                 --           --       (89,000)           --          (89,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2005                  5,000       31,570     1,894,678       102,738        2,033,986
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --        59,280            --           59,280
Parent company capital contribution
   for stock option expense                    --        6,312            --            --            6,312
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --         1,116            1,116
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (165,416)        (165,416)
                                                                                                -----------
   Comprehensive loss                                                                               (98,708)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 2, 2006                      5,000       37,882     1,953,958       (61,562)       1,935,278
                                         ========   ==========   ===========     =========      ===========
Acquisition by Lincoln National
   Corporation:
Sale of stockholder's equity               (5,000)     (37,882)   (1,953,958)       61,562       (1,935,278)
Lincoln National Corporation
   purchase price                           5,000    3,424,337            --            --        3,429,337
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 3, 2006                      5,000    3,424,337            --            --        3,429,337
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       198,127            --          198,127
Parent company capital contribution
   for stock option expense                    --        4,418            --            --            4,418
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (498)            (498)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --        61,522           61,522
Adjustment to initially apply SFAS 158         --           --            --         9,872            9,872
                                                                                                -----------
   Comprehensive income                        --           --            --            --          273,441
Dividends paid                                 --           --        (2,200)           --           (2,200)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2006               $  5,000   $3,428,755   $   195,927     $  70,896      $ 3,700,578
                                         ========   ==========   ===========     =========      ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                PERIOD FROM   PERIOD FROM
                                                                  APRIL 3      JANUARY 1            YEAR ENDED
                                                                  THROUGH       THROUGH            DECEMBER 31,
                                                               DECEMBER 31,     APRIL 2,    --------------------------
                                                                   2006           2006          2005          2004
                                                               ------------   -----------   -----------   ------------
OPERATING ACTIVITIES
Net income                                                      $   198,127    $  59,280    $   236,824   $    206,610
Adjustments to reconcile net income to net cash  provided by operating activities:
   Change in policy liabilities other than deposits                 105,528       44,278        124,430         88,040
   Credits to policyholder accounts, net                             24,786       11,987         19,287        124,462
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                             (325,455)     (57,454)      (254,854)      (204,708)
   Change in receivables and asset accruals                         (34,537)       1,546        (59,379)        (7,712)
   Change in payables and expense accruals                          248,905       12,170         29,919          6,707
   Realized investment losses                                         4,446        4,046          4,529         12,218
   Depreciation and amortization (accretion)                         33,343        5,806         23,885         15,554
   Amortization (accretions) and additions to
      value of business acquired, net                                25,317           --             --             --
   Stock compensation                                                 4,418        6,312             --             --
   Other                                                            (61,290)     (53,438)       (33,997)       (52,507)
                                                                -----------    ---------    -----------   ------------
Net cash provided by operating activities                           223,588       34,533         90,644        188,664
                                                                -----------    ---------    -----------   ------------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                            860,105       13,155        654,846        278,986
   Maturities, calls and redemptions                                444,018       79,191        685,550        890,400
   Purchases                                                     (1,886,375)    (312,008)    (2,339,164)    (2,602,618)
Securities held-to-maturity:
   Sales                                                                 --           --          2,524         19,252
   Maturities, calls and redemptions                                     --       81,971        250,224        239,750
   Purchases                                                             --       (8,570)          (127)            (5)
Repayments of mortgage loans                                        332,041       43,720        480,466        236,541
Mortgage loans originated                                          (247,888)     (30,025)      (693,507)      (321,250)
Increase in policy loans, net                                       (18,191)      (3,133)        (1,770)       (12,683)
Securities lending                                                  166,080           --             --             --
Other investing activities, net                                     (16,207)      (4,196)       (46,267)      (110,740)
                                                                -----------    ---------    -----------   ------------
Net cash used in investing activities                              (366,417)    (139,895)    (1,007,225)    (1,382,367)
                                                                -----------    ---------    -----------   ------------
FINANCING ACTIVITIES
Policyholder contract deposits                                    2,034,751      508,510      2,130,934      2,146,513
Withdrawals of policyholder contract deposits                    (1,593,526)    (411,286)    (1,373,497)    (1,025,468)
Funding agreements issuance                                              --           --        300,000             --
Net proceeds (payments) from securities sold
   under repurchase agreements                                       49,447      (19,472)       (16,905)        72,395
Cash dividends paid                                                  (2,200)          --        (89,000)       (10,000)
                                                                -----------    ---------    -----------   ------------
Net cash provided by financing activities                           488,472       77,752        951,532      1,183,440
                                                                -----------    ---------    -----------   ------------
Net increase (decrease) in cash and cash equivalents                345,643      (27,610)        34,951        (10,263)
Cash and cash equivalents, beginning                                 13,782       41,392          6,441         16,704
                                                                -----------    ---------    -----------   ------------
Cash and cash equivalents, ending                               $   359,425    $  13,782    $    41,392   $      6,441
                                                                ===========    =========    ===========   ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                                   $     1,211    $   1,304    $     8,028   $      2,806
                                                                ===========    =========    ===========   ============

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                         (DOLLAR AMOUNTS IN THOUSANDS)
                               DECEMBER 31, 2006

1. NATURE OF OPERATIONS

Prior to April 3, 2006, Jefferson-Pilot Life Insurance Company (JP Life or the Company) was wholly-owned by Jefferson-Pilot Corporation (Jefferson-Pilot). JP Life and its subsidiary, Jefferson Standard Life Insurance Company (the subsidiary), collectively referred to as (the Company), are principally engaged in the sale of individual life insurance, annuity and investment products, and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On April 3, 2006, Lincoln National Corporation (LNC or the Parent) completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141) and JP Life became wholly-owned by LNC. On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Company into Lincoln National Life Insurance Company (LNL), an Indiana domiciled affiliate. The effective date of the merger will be April 2, 2007. LNL is a subsidiary of LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JP Life were "pushed down" to the Company's financial statements in accordance with push down accounting rules. LNC is in the process of finalizing its internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of JP Life's net assets assumed in the merger was $3.4 billion. Goodwill of $1.4 billion resulted from the excess of purchase price over the fair value of JP Life's net assets. The parent paid a premium over the fair value of JP Life's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with the adjustments that were made to the Company's Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY    FAIR VALUE
                                                    FAIR VALUE    ADJUSTMENTS
                                                                      (1)
                                                   ------------   -----------
Investments                                        $ 15,728,254   $   203,199
Due from reinsurers                                     159,155            --
Deferred policy acquisition costs                            --    (1,767,553)
Value of business acquired                            1,422,208     1,422,208
Goodwill                                              1,358,027     1,358,027
Other assets                                            739,114        67,110
Assets held in separate accounts                        500,016            --
Policy liabilities                                  (15,254,983)      329,285
Income tax liabilities                                 (161,413)      (76,646)
Accounts payable, accruals and other liabilities       (561,025)      (41,572)
Liabilities related to separate accounts               (500,016)           --
                                                   ------------   -----------
   Total net assets acquired                       $  3,429,337   $ 1,494,058
                                                   ============   ===========

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                              PRELIMINARY
                                               FAIR VALUE
                                              -----------
                       Individual Markets:
                          Life Insurance       $  795,829
                          Annuities               562,198
                                               ----------
                             Total Goodwill    $1,358,027
                                               ==========

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JP Life and Jefferson Standard Life Insurance Company. All material intercompany accounts and transactions have been eliminated.

An affiliated trust, Jefferson-Pilot Life Funding Trust I, is a variable interest entity (VIE). VIEs are defined by the Financial Accounting Standards Board's Interpretation (FIN) No. 46 (Revised), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51", (FIN 46-R). The Company is not the primary beneficiary of this affiliated trust and does not have a controlling financial interest. Accordingly, under FIN 46-R, the accounts of this entity are not included in the Company's consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, policy liabilities, unearned revenue, pension plan and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data, or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, the Company applies professional judgment and makes adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances adjusted for amortization of premiums and discounts, and are net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $2,131 and $31,115 at December 31, 2006 and 2005. Other investments, which consist primarily of S&P 500 Index(R) options and affordable housing tax credit investments, are stated at equity, fair value or the lower of cost or market, as appropriate.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. Statement of Financial Accounting Standard (SFAS) No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, (SFAS 133), requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which the Company classifies within its investments on its consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company designates the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads. In calculating the estimated gross profits for these products, the Company utilizes a long-term total gross return on assets of 8.0%.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of credit and non-credit related realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs are periodically reviewed to determine that the unamortized portion does not exceed expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) resulted from the merger with LNC on April 3, 2006 and will be regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts would be written down using a combination of fair value and discounted cash flows. No impairments occurred during the year ending December 31, 2006.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the consolidated statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings, approximately 10 years for other property and equipment and 3 to 5 years for computer hardware and software. Accumulated depreciation was $13,873 and $105,185 at December 31, 2006 and 2005. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of the Company's deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative profits recorded from purchase date for pre-merger issues and from contract inception for post merger issues through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.

If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

FUNDING AGREEMENTS

Funding agreements consist of investment contracts, which back medium term notes sold by the Company through investment banks to commercial investors. Accrued interest on the funding agreements is classified within other policy liabilities on the Company's consolidated balance sheets.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy, and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

Dividend and investment income are recognized when earned.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability income, and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

STOCK BASED COMPENSATION

The Company and its subsidiary are included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid-in capital in shareholder's equity.

INCOME TAXES

On April 3, 2006, the Company's ultimate parent company merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries. As a result, LNC became the ultimate parent after completion of the merger. Prior to the merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company will file a separate federal income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

NEW ACCOUNTING PRONOUNCEMENTS

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first re-measurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on its consolidated financial condition and results of operations.

CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the Company's consolidated financial statements.

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements"
(SFAS 157), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the effects of SFAS 157 on its financial condition and results of operations.

EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" (SFAS 158). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. The Company adopted the recognition and disclosure provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in an increase to accumulated other comprehensive income of $9,872.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN
48). FIN 48 establishes criteria that an individual tax position must be met for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. The Company will adopt the provisions of FIN 48 on March 31, 2007 effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" (SFAS
155), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" (DIG B40). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

The Company will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS 123(R)), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" (SFAS 123). SFAS 123(R) requires recognition, at fair value, of all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, the Company adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. Adopting SFAS 123(R) did not have a material effect on the Company's results of operations.

Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and accordingly, recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 16 for more information regarding stock-based compensation plans.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENTS AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 - "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company's existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on the Company's consolidated financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position
(SOP) 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 addresses the accounting for Deferred Acquisition Costs (DAC) on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company will adopt this new accounting guidance effective January 1, 2007. The adoption of this new guidance impacts the Company's assumptions for lapsation used in the amortization of DAC and Value of Business Acquired
(VOBA). The Company estimates that its adoption will result in an immaterial adjustment to DAC and VOBA balances upon adoption and an immaterial increase to amortization in 2007. The Company's preliminary estimates are based upon its interpretation of SOP 05-1 and the proposed implementation guidance. The Company continues to analyze the impact on DAC and VOBA amortization and is currently evaluating the effect of a Technical Practice Aide (TPA) issued in February 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ significantly from the Company's preliminary estimates as the issuance of new implementation guidance and evolving industry practice may affect its interpretation and implementation.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows:

                                                                          DECEMBER 31, 2006
                                                       ---------------------------------------------------
                                                         COST OR       GROSS         GROSS
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                           COST         GAINS      (LOSSES)       VALUE
                                                       -----------   ----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $    18,351    $     15     $    (30)   $    18,336
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         754,025       5,475         (620)       758,880
Obligations of states and political subdivisions            41,314         478           (7)        41,785
Corporate obligations                                   11,712,212     144,810      (29,434)    11,827,588
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         485,516       8,054         (421)       493,149
Affiliate bonds                                            103,852          --           (2)       103,850
                                                       -----------    --------     --------    -----------
Subtotal, debt securities                               13,115,270     158,832      (30,514)    13,243,588
Equity securities                                              534          16           (1)           549
                                                       -----------    --------     --------    -----------
Securities available-for-sale                          $13,115,804    $158,848     $(30,515)   $13,244,137
                                                       ===========    ========     ========    ===========

                                                                          DECEMBER 31, 2005
                                                       ----------------------------------------------------
                                                         COST OR        GROSS         GROSS
                                                        AMORTIZED     UNREALIZED   UNREALIZED
                                                           COST         GAINS       (LOSSES)     FAIR VALUE
                                                       -----------   -----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $   137,433     $  3,109     $    (187)  $   140,355
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         664,964       17,347        (5,906)      676,405
Obligations of states and political subdivisions            42,232        3,485           (88)       45,629
Corporate obligations                                    9,752,029      280,720      (116,716)    9,916,033
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         474,873        3,068        (6,959)      470,982
Affiliate bonds                                             92,000           --          (982)       91,018
Redeemable preferred stocks                                    101           --            (5)           96
                                                       -----------     --------     ---------   -----------
Subtotal, debt securities                               11,163,632      307,729      (130,843)   11,340,518
Equity securities                                              286          141            --           427
                                                       -----------     --------     ---------   -----------
Securities available-for-sale                          $11,163,918     $307,870     $(130,843)  $11,340,945
                                                       ===========     ========     =========   ===========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions       $     1,001     $     59    $       --   $     1,060
Corporate obligations                                    1,307,910       62,891        (8,949)    1,361,852
Affiliate bonds                                             16,246           98          (540)       15,804
                                                       -----------     --------     ---------   -----------
Debt securities held-to-maturity                       $ 1,325,157     $ 63,048     $  (9,489)  $ 1,378,716
                                                       ===========     ========     =========   ===========

At December 31, 2006, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and Lincoln Financial Media Company. At December 31, 2005, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and affiliate bonds included in securities held-to-maturity consist of securities issued by Lincoln Financial Media Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2006, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities which are based upon estimated maturity dates. Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                AVAILABLE-FOR-SALE
                                            -------------------------
                                             AMORTIZED        FAIR
                                                COST         VALUE
                                            -----------   -----------
Due in one year or less                     $   397,476   $   397,250
Due after one year through five years         2,725,267     2,738,543
Due after five years through ten years        5,626,007     5,674,666
Due after ten years                           3,126,980     3,181,100
Amounts not due at a single maturity date     1,239,540     1,252,029
                                            -----------   -----------
                                            $13,115,270   $13,243,588
                                            ===========   ===========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $159,351 and $166,080 at December 31, 2006, and $152,195 and $156,231 at December 31, 2005.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                        NET UNREALIZED GAINS (LOSSES)
                                                                   ------------------------------------
                                                                      DEBT        EQUITY
                                                                   SECURITIES   SECURITIES      TOTAL
                                                                   ----------   ----------   ----------
Net unrealized gains on securities available-for-sale as of
   December 31, 2003                                                $ 243,204      $ 32       $ 243,236
Change during year ended December 31, 2004:
   Increase in stated amount of securities                             15,663        52          15,715
   Decrease in deferred policy acquisition costs                         (841)       --            (841)
   Increase in deferred income tax liabilities                         (5,188)      (18)         (5,206)
                                                                    ---------      ----       ---------
Increase in net unrealized gains included in other
   comprehensive income                                                 9,634        34           9,668
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2004                                                  252,838        66         252,904
Change during year ended December 31, 2005:
   (Decrease) increase in stated amount of securities                (287,631)       30        (287,601)
   Increase in deferred policy acquisition costs                       58,024        --          58,024
   Decrease (increase) in deferred income tax liabilities              80,362       (10)         80,352
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (149,245)       20        (149,225)
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2005                                                  103,593        86         103,679
Change during period January 1 through April 2, 2006:
   (Decrease) increase in stated amount of securities                (294,722)       19        (294,703)
   Increase in deferred policy acquisition costs and value
      of business acquired                                             40,218        --          40,218
   Decrease (increase) in deferred income tax liabilities              89,076        (7)         89,069
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (165,428)       12        (165,416)
                                                                    ---------      ----       ---------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                           $ (61,835)     $ 98       $ (61,737)
                                                                    =========      ====       =========

                                                                   NET UNREALIZED GAINS (LOSSES)
                                                                ----------------------------------
                                                                   DEBT        EQUITY
                                                                SECURITIES   SECURITIES     TOTAL
                                                                ----------   ----------   --------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                        $(61,835)      $ 98      $(61,737)
Sale of stockholder's equity                                       61,835        (98)       61,737
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   April 3, 2006                                                       --         --            --
Change during period April 3 through December 31, 2006:
   Increase in stated amount of securities                        128,318         15       128,333
   Decrease in deferred policy acquisition costs and value of
      business acquired                                           (32,337)        --       (32,337)
   Increase in deferred income tax liabilities                    (34,469)        (5)      (34,474)
                                                                 --------       ----      --------
Increase in net unrealized gains included in other
   comprehensive income                                            61,512         10        61,522
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   December 31, 2006                                             $ 61,512       $ 10      $ 61,522
                                                                 ========       ====      ========

NET INVESTMENT INCOME

The details of net investment income follow:

                                          PERIOD FROM   PERIOD FROM
                                            APRIL 3      JANUARY 1         YEAR ENDED
                                            THROUGH       THROUGH         DECEMBER 31,
                                         DECEMBER 31,     APRIL 2,    --------------------
                                             2006           2006        2005        2004
                                         ------------   -----------   --------   ---------
Interest on debt securities                $579,054       $185,283    $737,935    $705,123
Investment income on equity securities           25             --          25          19
Interest on mortgage loans                  122,775         41,105     160,567     160,083
Interest on policy loans                     12,723          4,013      16,676      16,437
Other investment income                      79,406         28,570      44,437      45,201
                                           --------       --------    --------    --------
Gross investment income                     793,983        259,971     959,640     926,863
Investment expenses                         (33,725)        (5,451)    (24,340)    (20,113)
                                           --------       --------    --------    --------
Net investment income                      $760,258       $253,520    $935,300    $906,750
                                           ========       ========    ========    ========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH        DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    ------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   -------   --------
Debt securities                                         $ 1,946       $(3,721)    $(9,454)  $(17,182)
Other                                                    (1,633)         (679)      5,275      6,407
Amortization of deferred policy acquisition costs,
   value of business acquired and deferred
   sales inducements                                     (4,759)          354        (350)    (1,443)
                                                        -------       -------     -------   --------
Realized investment losses                              $(4,446)      $(4,046)    $(4,529)  $(12,218)
                                                        =======       =======     =======   ========

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on debt securities, including other-than- temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH          DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   246     $ 13,424   $ 26,997
   Losses                                              (7,652)       (3,967)     (22,878)   (44,179)
                                                      -------       -------     --------   --------
Realized gains (losses) on total debt securities      $ 1,946       $(3,721)    $ (9,454)  $(17,182)
                                                      =======       =======     ========   ========

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH         DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   212     $  9,744   $ 24,211
   Losses                                              (7,652)       (3,933)     (22,623)   (40,712)
                                                      -------       -------     --------   --------
Realized losses on available-for-sale securities      $ 1,946       $(3,721)    $(12,879)  $(16,501)
                                                      =======       =======     ========   ========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 980 issuers. Debt securities include investments in Jefferson-Pilot of $92,000 as of December 31, 2006 and 2005. No other corporate issuer represents more than 1% of investments. Debt securities considered less than investment grade approximated 5% of the total debt securities portfolio as of December 31, 2006 and 2005.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2006 and 2005, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $341,429 and $311,054.

As of December 31, 2006, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by retail (31%), office (26%), industrial (21%), apartment (10%), hotel (11%), and other (1%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 30% of stated mortgage loan balances as of December 31, 2006 are for properties located in South Atlantic states, approximately 24% are for properties located in Pacific states, approximately 10% are for properties located in West South Central states and approximately 12% are for properties located in the Mountain states. No other geographic region represents as much as 10% of December 31, 2006 mortgage loans.

At December 31, 2006 and 2005, the recorded investment in mortgage loans that were considered to be impaired was $597 and $2,313. There was one delinquent loan outstanding as of December 31, 2006 and none outstanding as of December 31, 2005. The related allowance for credit losses on all mortgage loans was $610 and $9,563 at December 31, 2006 and 2005. The average recorded investment in impaired loans was $599 from April 3 through December 31, 2006, $2,282 from January 1 through April 2, 2006, and $4,379 and $31,602 during the years ended December 31, 2005 and 2004, on which interest income of $0 from April 3 through

December 31, 2006, $73 from January 1 through April 2, 2006, and $198 and $223 during the years ended December 31, 2005 and 2004, was recognized.

During 2005 and 2004 the Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized costs of sold securities were $891 and $12,090 for 2005 and 2004. The realized gains on the sales of these securities, some of which were previously impaired, were $0 and $416 for 2005 and 2004.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. The tables below summarize unrealized losses on all securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                       DECEMBER 31, 2006
                                           -----------------------------------------------------------------------
                                             LESS THAN 12 MONTHS     12 MONTHS OR LONGER            TOTAL
                                           -----------------------   -------------------   -----------------------
                                                           GROSS                 GROSS                     GROSS
                                              FAIR      UNREALIZED    FAIR    UNREALIZED                UNREALIZED
                                              VALUE       LOSSES      VALUE      LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government
   agencies                                $   15,666    $    (30)     $--        $--       $   15,666    $    (30)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                      145,044        (620)      --         --          145,044        (620)
Obligations of state and political
   subdivisions                                 4,023          (7)      --         --            4,023          (7)
Corporate obligations                       2,481,092     (29,434)      --         --        2,481,092     (29,434)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)        40,840        (421)      --         --           40,840        (421)
Affiliated bonds                                4,167          (2)      --         --            4,167          (2)
Equity securities                                  83          (1)      --         --               83          (1)
                                           ----------    --------      ---        ---       ----------    --------
Total temporarily impaired securities      $2,690,915    $(30,515)     $--        $--       $2,690,915    $(30,515)
                                           ==========    ========      ===        ===       ==========    ========

                                                                          DECEMBER 31, 2005
                                             ---------------------------------------------------------------------------
                                               LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                             -----------------------   -----------------------   -----------------------
                                                             GROSS                     GROSS                    GROSS
                                                FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                                VALUE       LOSSES       VALUE        LOSSES        VALUE       LOSSES
                                             ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government agencies   $   15,276    $   (187)   $       --    $     --    $   15,276    $    (187)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                         97,310      (1,502)      120,255      (4,404)      217,565       (5,906)
Obligations of state and political
   subdivisions                                   4,964         (60)        1,404         (28)        6,368          (88)
Corporate obligations                         4,716,660     (87,389)      948,837     (38,276)    5,665,497     (125,665)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)         345,748      (6,457)       12,782        (502)      358,530       (6,959)
Redeemable preferred stock                           --          --            96          (5)           96           (5)
Affiliated bonds                                 91,018        (982)       12,595        (540)      103,613       (1,522)
                                             ----------    --------    ----------    --------    ----------    ---------
Total temporarily impaired securities        $5,270,976    $(96,577)   $1,095,969    $(43,755)   $6,366,945    $(140,332)
                                             ==========    ========    ==========    ========    ==========    =========

One statistic to which the Company pays particular attention with respect to debt securities is the fair value to amortized cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuation of assets specifically pledged to support the credit, the overall financial condition of the insurer, past due interest or principal payments, and the Company's intent and ability to hold the security for a sufficient time to allow for recovery in value.

The table below summarizes the securities with unrealized losses in the Company's debt portfolio as of December 31, 2006:

             AMORTIZED                UNREALIZED
               COST      FAIR VALUE     LOSSES     PERCENTAGE
            ----------   ----------   ----------   ----------
90% - 99%   $2,671,563   $2,647,612    $(23,951)        78%
80% - 89%       49,781       43,220      (6,561)        22
Below 80%            2           --          (2)        --
            ----------   ----------    --------        ---
            $2,721,346   $2,690,832    $(30,514)       100%
            ==========   ==========    ========        ===

As of December 31, 2006, the Company had one security that was "potentially distressed."

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $190,140 and $111,550 at December 31, 2006 and 2005 and are included in other investments in the consolidated balance sheets. At December 31, 2006 and 2005, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the periods ended April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006, and for the years ended December 31, 2005 and 2004, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2006 and 2005, the maximum term of interest rate swaps that hedge floating rate investments was 20 years.

The Company also converts its floating rate funding agreements to a fixed rate using interest rate swaps. Concurrent with the issuance of its floating rate funding agreements in June 2005, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $(498) from April 3 through December 31, 2006, $1,116 from January 1 through April 2, 2006, and $(222) and $(1,426) for the years ended December 31, 2005 and 2004. The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during 2007.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. The Company realized investment gains (losses) from these swaps of $386 from April 3 through December 31, 2006, $(198) from January 1 through April 2, 2006, and $(317) and $(382) for the years ended December 31, 2005 and 2004.

The Company recognized gains (losses) of $0 from April 3 through December 31, 2006, $(321) from January 1 through April 2, 2006, and $205 and $362 for the years ended December 31, 2005 and 2004, as a result of the sale of securities purchased through the use of cash flow hedges.

OTHER DERIVATIVES

The Company markets indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, the Company has the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. The Company purchases options that are highly correlated to the portfolio allocation decisions of its policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that the Company calculates fair values of index options they will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options the Company will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are reported in interest credited. Interest credited was decreased by $59,268, $22,700, $17,586 and $20,510 for the periods April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006 and in 2005 and 2004 for the changes in fair value of these liabilities.

In 2006 the Company invested in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133, resulting in realized investment gains of $96. In 2005 and 2004 these derivatives were marked-to-market through realized investment gains, but had an insignificant effect for these years.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward the Company's deferred policy acquisition costs asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                       PERIOD FROM   PERIOD FROM
                                                         APRIL 3      JANUARY 1             YEAR ENDED
                                                         THROUGH       THROUGH             DECEMBER 31,
                                                      DECEMBER 31,     APRIL 2,    ------------------------
                                                          2006           2006          2005         2004
                                                      ------------   -----------   -----------   ----------
Beginning balance                                      $ 1,767,553    $1,671,492    $1,370,443   $1,205,748
Purchase accounting fair value adjustment               (1,767,553)           --            --           --
Cumulative effect of change in accounting principle             --            --            --      (25,296)
Deferral:
   Commissions                                             225,712        69,567       324,639      256,344
   Other                                                    93,733        24,607        81,089       65,770
                                                       -----------    ----------    ----------   ----------
                                                           319,445        94,174       405,728      322,114
Amortization                                                (8,966)      (38,620)     (162,403)    (130,022)
Adjustment related to realized losses (gains)
   on debt securities                                           87           289          (300)      (1,260)
Adjustment related to unrealized losses (gains)
   on securities available-for-sale                         (3,693)       40,218        58,024         (841)
                                                       -----------    ----------    ----------   ----------
Ending balance                                         $   306,873    $1,767,553    $1,671,492   $1,370,443
                                                       ===========    ==========    ==========   ==========

VALUE OF BUSINESS ACQUIRED

The following table rolls forward the Company's value of business acquired asset for the periods April 3 through December 31, 2006, and January 1 through April 2, 2006:

                                                                                   PERIOD FROM   PERIOD FROM
                                                                                     APRIL 3      JANUARY 1
                                                                                     THROUGH       THROUGH
                                                                                  DECEMBER 31,     APRIL 2,
                                                                                      2006           2006
                                                                                  ------------   -----------
Beginning balance                                                                  $       --        $--
Purchase accounting fair value adjustment                                           1,422,208         --
Adjustments:
   Deferral of commissions and accretion of interest                                   76,618
   Amortization                                                                      (101,935)        --
   Adjustment related to realized gains on debt securities                             (4,846)        --
   Adjustment related to unrealized gains on debt securities available-for-sale       (28,644)        --
                                                                                   ----------        ---
Total adjustments                                                                     (58,807)        --
                                                                                   ----------        ---
Ending balance                                                                     $1,363,401        $--
                                                                                   ==========        ===

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

2007   10.4%
2008    8.8%
2009    8.2%
2010    7.5%
2011    7.1%

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET--CONTINUED

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. The following table rolls forward the Company's deferred sales inducement asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and the years ended December 31, 2005 and 2004:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1      YEAR ENDED
                                                            THROUGH       THROUGH       DECEMBER 31,
                                                         DECEMBER 31,     APRIL 2,    -----------------
                                                             2006           2006        2005      2004
                                                         ------------   -----------   -------   -------
Beginning balance                                          $ 51,173       $49,208     $37,729   $    --
Purchase accounting fair value adjustment                   (51,173)           --          --        --
Cumulative impact of adoption, including $25,296
   reclassified from deferred policy acquisition costs           --            --          --    25,296
Additional amounts deferred                                  15,644         3,700      17,683    14,748
Amortization                                                   (668)       (1,800)     (6,154)   (2,132)
Adjustment related to realized losses (gains)
   on debt securities                                            --            65         (50)     (183)
                                                           --------       -------     -------   -------
Ending balance                                             $ 14,976       $51,173     $49,208   $37,729
                                                           ========       =======     =======   =======

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 2.0% to 11.5% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2.0% to 6.0%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 5.75% in 2006, 3.0% to 6.3% in 2005, and 3.0% to 6.5% in 2004. The average credited interest rates for universal life-type products were 4.2%, 4.3% and 4.7% for 2006, 2005, and 2004. For annuity products, credited interest rates generally ranged from 3.0% to 9.4% in 2006, 2.8% to 8.8% in 2005, and 3.0% to 8.0% in 2004. The average credited interest rates for annuity products including the SFAS 133 impact were 3.9%, 4.1% and 4.4% for 2006, 2005, and 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, was as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1           YEAR ENDED
                                                THROUGH       THROUGH           DECEMBER 31,
                                             DECEMBER 31,     APRIL 2,    -----------------------
                                                 2006           2006         2005         2004
                                             ------------   -----------   ----------   ----------
Beginning Balance                             $  111,737     $  113,027   $  118,591   $  123,006
Less reinsurance recoverables                     42,266         42,277       40,771       35,959
                                              ----------     ----------   ----------   ----------
Net balance as of beginning of period             69,471         70,750       77,820       87,047
                                              ----------     ----------   ----------   ----------
Amount incurred:
   Current year                                    6,159          5,216        7,081        7,386
   Prior years                                    (1,712)        (3,122)        (480)      (2,007)
                                              ----------     ----------   ----------   ----------
                                                   4,447          2,094        6,601        5,379
                                              ----------     ----------   ----------   ----------
Less amount paid:
   Current year                                      644            199        1,189          333
   Prior years                                     8,132          3,174       12,482       14,273
                                              ----------     ----------   ----------   ----------
                                                   8,776          3,373       13,671       14,606
                                              ----------     ----------   ----------   ----------
Net balance as of end of period                   65,142         69,471       70,750       77,820
Plus reinsurance recoverables                     43,936         42,266       42,277       40,771
                                              ----------     ----------   ----------   ----------
Balance as of end of period                   $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========
Balance as of end of period included with:
   Total future policy benefits               $1,231,397     $1,255,767   $1,244,257   $1,273,249
   Less: Other future policy benefits          1,123,751      1,145,467    1,132,729    1,156,365
                                              ----------     ----------   ----------   ----------
      A&H future policy benefits                 107,646        110,300      111,528      116,884
                                              ----------     ----------   ----------   ----------
   Total policy and contract claims               41,981         58,442       46,425       37,644
   Less: Other policy and contract claims         40,549         57,005       44,926       35,937
                                              ----------     ----------   ----------   ----------
      A&H policy and contract claims               1,432          1,437        1,499        1,707
                                              ----------     ----------   ----------   ----------
      Total A&H reserves                      $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. Lower than anticipated claims resulted in favorable adjustments to the liabilities in each year. In 2005, claims incurred increased due to a reduction in valuation interest rates and revision of termination factors which offset the normal decline in claims incurred for this closed block of business. In 2006, incurred and paid amounts have declined due to this being a closed block of business.

SOP 03-1 POLICY LIABILITIES

At December 31, 2006 and 2005, the amount of SOP 03-1 policy liabilities included within other policy liabilities on the consolidated balance sheets were $142,476 and $88,587.

FUNDING AGREEMENTS

In June 2005, the Company established a program for an unconsolidated special purpose entity, Jefferson Pilot Life Funding Trust I (the Trust), to sell medium-term notes through investment banks to commercial investors. The notes are backed by funding agreements issued by the Company. The funding agreements are investment contracts that do not subject the Company to mortality or morbidity risk. The medium-term notes issued by the Trust are exposed to all the risks and rewards of owning the funding agreements that collateralize them. The funding agreements issued to the Trust are classified as a component of policy liabilities within the consolidated balance sheets. As spread products, funding agreements generate profit to the extent that the rate of return on the investments earned exceeds the interest credited and other expenses.

The Company issued $300,000 of funding agreements in June 2005. The initial funding agreements were issued at a variable rate and provide for quarterly interest payments, indexed to the 3-month LIBOR plus 7 basis points, with principal due at maturity on June 2, 2008. Concurrent with this issuance, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of its statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $772,868 and $867,421. Reported statutory net income (loss) for the years ended December 31, 2006, 2005, and 2004 was $(109,001), $89,986 and $93,599.

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2006, the Company and its subsidiary's adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $6,773 and $6,924 on deposit with various states in 2006 and 2005.

The General Statues of North Carolina require the Company to maintain capital of $1,200 and minimum unassigned surplus of $300. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of payments, the Company could pay approximately $76,787 in dividends to the Parent in 2007 without approval by North Carolina.

8. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                            PERIOD FROM   PERIOD FROM
                              APRIL 3      JANUARY 1
                              THROUGH       THROUGH     YEAR ENDED DECEMBER 31,
                           DECEMBER 31,     APRIL 2,    -----------------------
                               2006           2006           2005     2004
                           ------------   -----------     --------   --------
Current                       $ 8,572       $12,939       $ 63,307   $116,239
Deferred                       85,645         1,833         48,565    (14,370)
                              -------       -------       --------   --------
Total tax expense             $94,217       $14,772       $111,872   $101,869
                              =======       =======       ========   ========

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                        PERIOD FROM   PERIOD FROM
                                          APRIL 3      JANUARY 1
                                          THROUGH       THROUGH         DECEMBER 31,
                                       DECEMBER 31,     APRIL 2,    -------------------
                                           2006           2006        2005       2004
                                       ------------   -----------   --------   --------
Tax rate of 35% times pre-tax income     $102,320       $25,919     $122,044   $111,243
Effect of:
   Tax-preferred investment income         (4,995)       (2,878)      (5,363)    (6,289)
   Release of prior year overaccrual           --        (6,546)          --         --
   Tax credits                             (5,025)       (1,642)      (5,375)    (3,055)
   Other items                              1,917           (81)         566        (30)
                                         --------       -------     --------   --------
      Provision for income taxes         $ 94,217       $14,772     $111,872   $101,869
                                         ========       =======     ========   ========
      Effective tax rate                     32.2%         19.9%        32.1%      32.1%
                                         ========       =======     ========   ========

The Federal income tax asset (liability) is as follows:

                                     YEAR ENDED DECEMBER 31,
                                     -----------------------
                                        2006         2005
                                     ---------     ---------
Current                              $    (193)    $   2,786
Deferred                              (302,722)     (183,773)
                                     ---------     ---------
Total federal income tax liability   $(302,915)    $(180,987)
                                     =========     =========

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                               DECEMBER 31,
                                                          ---------------------
                                                             2006        2005
                                                          ---------   ---------
Deferred income tax assets:
   Differences in policy liabilities                      $ 229,410   $ 377,924
   Deferred compensation                                     21,811      17,438
   Net operating loss carryforward                           21,220          --
   Affordable housing tax credit carryforward                17,730          --
   Other deferred tax assets                                 12,086       7,350
                                                          ---------   ---------
Total deferred tax assets                                   302,257     402,712
Deferred income tax liabilities:
   Deferral of policy acquisition costs                    (447,770)   (467,086)
   Present value in force                                   (21,128)         --
   Net unrealized gains on securities                       (44,645)    (55,320)
   Deferred gain recognition for income tax purposes        (14,262)    (32,268)
   Differences in investment basis                             (639)     (1,110)
   Depreciation differences                                 (59,367)    (19,164)
   Pension costs                                             (7,862)     (9,029)
   Other deferred tax liabilities                            (9,306)     (2,508)
                                                          ---------   ---------
Total deferred tax liabilities                             (604,979)   (586,485)
                                                          ---------   ---------
Net deferred income tax liabilities                       $(302,722)  $(183,773)
                                                          =========   =========

Prior to April 3, 2006, the Company and its affiliates were part of a consolidated Federal income tax filing with Jefferson-Pilot. Effective April 3, 2006, as a result of the merger with LNC, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead, the Company will file a separate federal income tax return. Cash paid (received) for income taxes in 2006, 2005, and 2004 was ($14.7) million, $72.7 million, and $35.8 million, respectively.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 or 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. The 2005 and 2006 dividend activity of the Company eliminated the account balance during the suspension period.

The Jefferson-Pilot consolidated return group is subject to annual examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 2000-2003, with assessments resulting in refunds that are not material to the consolidated results of operations. Jefferson-Pilot and its affiliates are currently under examination by the IRS for years 2004 and 2005. The Company does not anticipate that any adjustments which might result from such audits would be material to its consolidated results of operations or financial condition.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in the Parent's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts issued by the Company. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of the Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent. Pension expense for all years presented was not significant.

Additionally the Company sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit.

DEFINED BENEFIT PLAN

Information regarding the Company's pension plans covering full-time agents is as follows:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1
                                                            THROUGH       THROUGH      YEAR ENDED
                                                         DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                             2006           2006          2005
                                                         ------------   -----------   ------------
Change in projected benefit obligation:
   Projected benefit obligation at beginning of period      $28,445       $28,067        $27,202
   Interest cost                                              1,151           383          1,572
   Actuarial loss                                                92         1,068          2,523
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Projected benefit obligation at end of period                27,544        28,445         28,067
                                                            =======       =======        =======
Change in plan assets:
   Fair value of assets at beginning of period               39,570        39,485         40,630
   Actual return on plan assets                               3,763         1,418          1,871
   Transfer in (out) and (expenses)                             122          (260)           214
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Fair value of assets at end of period                        41,311        39,570         39,485
                                                            =======       =======        =======
Funded status of the plan                                    13,767        11,125         11,418
Unamortized prior service cost                                   --            15             16
Unrecognized net (gain) loss                                 (1,786)        2,733          2,150
                                                            -------       -------        -------
Net amount recognized                                       $11,981       $13,873        $13,584
                                                            =======       =======        =======
Amounts recognized consist of:
Prepaid benefit cost                                        $11,981       $13,873        $13,584
                                                            =======       =======        =======

The accumulated benefit obligation for the Company's defined benefit pension plan was $27,544 and $28,067 at December 31, 2006 and 2005.

The Company uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on the Company's Consolidated Balance Sheet at December 31, 2006 is as follows:

                                                      BEFORE                      AFTER
                                                   APPLICATION     SFAS 158    APPLICATION
                                                   OF SFAS 158   ADJUSTMENTS   OF SFAS 158
                                                   -----------   -----------   -----------
Other assets                                       $   278,531     $27,221     $   305,752
Total assets                                        21,222,139      27,221      21,249,360
Accounts payable, accruals and other liabilities       897,869      17,349         915,218
Total liabilities                                   17,531,433      17,349      17,548,782
Accumulated other comprehensive income                  61,024       9,872          70,896
Total stockholder's equity                           3,690,706       9,872       3,700,578

COMPONENTS OF NET PERIODIC BENEFIT COST

                                       PERIOD FROM   PERIOD FROM
                                         APRIL 3      JANUARY 1        YEAR ENDED
                                         THROUGH       THROUGH        DECEMBER 31,
                                      DECEMBER 31,     APRIL 2,    -----------------
                                          2006           2006        2005      2004
                                      ------------   -----------   -------   -------
Interest cost                            $ 1,151        $ 383      $ 1,572   $ 1,661
Expected return on plan assets            (2,260)        (757)      (3,180)   (3,331)
Amortization of prior service cost            --           --            2        86
                                         -------        -----      -------   -------
Net periodic benefit cost (benefit)      $(1,109)       $(374)     $(1,606)  $(1,584)
                                         =======        =====      =======   =======

ASSUMPTIONS

                                                              2006   2005   2004
                                                              ----   ----   ----
Weighted-average assumptions used to determine benefit
   obligations at December 31:
   Discount rate                                              5.75%  5.50%  6.00%
Weighted-average assumptions used to determine net cost for
   years ended December 31:
   Discount rate, January 1 through April 2                   5.50%   N/A    N/A
   Discount rate                                              5.69%  6.00%  6.25%
   Expected return on plan assets                             8.00%  8.00%  8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate the Company subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year ends 2005 and 2006. Upon acquisition of the Company in April 2006, the discount rate assumption increased due to the secular increase in interest rates from year end 2005 through the date of acquisition.

PLAN ASSETS

The Company's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                                             DECEMBER 31,
                                             ------------
                                             2006    2005
                                             ----    ----
                      Asset category
                         Equity securities     75%     72%
                         Debt securities       25      27
                         Other                 --       1
                                              ---     ---
                         Total                100%    100%
                                              ===     ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

CONTRIBUTIONS

The Company is not expected to make a contribution to the pension plan during 2007.

BENEFIT PAYMENTS

The expected benefit payments from the Company's pension plan for the years indicated are as follows:

                            2007                $ 3,136
                            2008                  2,997
                            2009                  2,880
                            2010                  2,763
                            2011                  2,635
                            2012 through 2016    11,040

OTHER POSTRETIREMENT BENEFITS

The Parent sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003," the Company re-measured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

Through May 31, 2006, the Company participated in Jefferson-Pilot's defined contribution retirement plan covering most employees and fulltime agents. The Company matched a portion of participant contributions and made profit sharing contributions to a fund that acquired and held Jefferson-Pilot shares through April 2, 2006 and as of April 3, 2006 those shares were converted to shares of the Parent's common stock and going forward shares of the Parent were acquired and held. Plan assets are invested in a trust and under a group variable annuity contract issued by the Company. Plan expense for all years presented was not significant.

Effective June 1, 2006, the Jefferson-Pilot defined contribution retirement plan was merged into the LNC defined contribution retirement plan. The Company matches a portion of participant contributions. Plan assets are invested in a trust.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                            PERIOD FROM   PERIOD FROM
                                              APRIL 3      JANUARY 1         YEAR ENDED
                                              THROUGH       THROUGH         DECEMBER 31,
                                           DECEMBER 31,     APRIL 2,    -------------------
                                               2006           2006        2005       2004
                                           ------------   -----------   --------   --------
Premiums and other considerations direct     $ 84,920       $ 26,197    $118,353   $121,194
Premiums and other considerations
   assumed                                         27              7          (8)        (8)
Less premiums and other considerations
   ceded                                        5,668            778      15,419     16,102
                                             --------       --------    --------   --------
Net premiums and other considerations        $ 79,279       $ 25,426    $102,926   $105,084
                                             ========       ========    ========   ========
Universal life and investment product
   charges, direct and assumed               $393,232       $118,297    $441,894   $377,000
Less universal life and investment
   product charges ceded                       94,341         23,704      78,655     72,330
                                             --------       --------    --------   --------
Net universal life and investment
   product charges                           $298,891       $ 94,593    $363,239   $304,670
                                             ========       ========    ========   ========
Benefits direct                              $752,376       $265,136    $908,226   $872,540
Benefits assumed                                  192            210         952        350
Less reinsurance recoveries                    80,863         36,691      82,948     90,545
                                             --------       --------    --------   --------
Net benefits                                 $671,705       $228,655    $826,230   $782,345
                                             ========       ========    ========   ========

11. OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, along with related tax effects, were as follows:

                                                  UNREALIZED
                                                   GAINS ON      DERIVATIVE      ADJUSTMENT
                                                  AVAILABLE-     FINANCIAL      TO INITIALLY
                                                   FOR-SALE     INSTRUMENTS        APPLY
                                                  SECURITIES   GAINS/(LOSSES)     SFAS 158       TOTAL
                                                  ----------   --------------   ------------   ---------
BALANCE AT JANUARY 1, 2004                         $ 243,236       $   707         $   --      $ 243,943
Unrealized holding losses arising during
   period, net of $568 tax benefit                    (1,058)           --             --         (1,058)
Change in fair value of derivatives, net of
   $768 tax benefit                                       --        (1,426)            --         (1,426)
Less: reclassification adjustment
   Losses realized in net income, net of $5,775
      tax benefit                                    (10,726)           --             --        (10,726)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2004                         252,904          (719)            --        252,185
Unrealized holding losses arising during
   period, net of $84,860 tax benefit               (157,596)           --             --       (157,596)
Change in fair value of derivatives, net of
   $120 tax benefit                                       --          (222)            --           (222)
Less: reclassification adjustment
   Losses realized in net income, net of $4,508
      tax benefit                                     (8,371)           --             --         (8,371)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2005                         103,679          (941)            --        102,738
Unrealized holding losses arising during
   period, net of $90,373 tax benefit               (167,835)           --             --       (167,835)
Change in fair value of derivatives, net of
   $600 tax benefit                                       --         1,116             --          1,116
Less: reclassification adjustment
   Losses realized in net income, net of $1,302
      tax benefit                                     (2,419)           --             --         (2,419)
                                                   ---------       -------         ------      ---------
Balance at April 2, 2006                             (61,737)          175             --        (61,562)
Acquisition by Lincoln National Corporation:
Purchase accounting elimination of AOCI               61,737          (175)            --         61,562
                                                   ---------       -------         ------      ---------
Balance at April 3, 2006                                  --            --             --             --
Unrealized holding gains arising during
   period, net of $33,808 tax benefit                 62,787            --             --         62,787
Change in fair value of derivatives, net of
   $273 tax benefit                                       --          (498)            --           (498)
Less: Adjustment to initially apply SFAS 158              --            --          9,872          9,872
Gains realized in net income, net of
   $681 tax                                            1,265            --             --          1,265
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2006                       $  61,522       $  (498)        $9,872      $  70,896
                                                   =========       =======         ======      =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199,010, $235,596 and $202,368 in 2006, 2005 and 2004, for general management and investment services provided by the Company, of which $45,885 and $24,911 remained receivable as of December 31, 2006 and 2005, related to these agreements. The Company also made various disbursements to its affiliates, of which $8,068 and $6,292 remained payable as of December 31, 2006 and 2005. These balances are included in other assets on the consolidated balance sheets.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                                                  2006      2005
                                                                                -------   -------
Lincoln Financial Media Company (affiliate) Senior Promissory Notes due 2005
   through 2013, interest ranging from 4.2% to 7.7%                             $11,852   $16,246
Lincoln National Corporation (Parent) Senior Notes Series due 2008 interest
   4.6%                                                                          92,000    92,000

The Company recognized interest income totaling $3,667 from April 3 through December 31, 2006, $1,317 from January 1 through April 2, 2006, and $5,117 and $5,601 for the years ended December 31, 2005 and 2004, related to the preceding assets.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expense of $11 from April 3 through December 31, 2006, $3 from January 1 through April 2, 2006, and $20 and $30 for the years ended December 31, 2005 and 2004, related to this agreement.

During 1999, the Company paid an affiliate, Jefferson Pilot Financial Life Insurance Company (JPFIC) $100,000 in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006 and 2005, the cash surrender value of this policy totaled approximately $147,884 and $140,730.

The Company paid dividends to the Parent of $2,200 from April 3 through December 31, 2006, $0 from January 1 through April 2, 2006, and $89,000 and $10,000 for the years ended December 31, 2005 and 2004.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 were as follows:

                                                                 2006                        2005
                                                      -------------------------   -------------------------
                                                        CARRYING        FAIR        CARRYING        FAIR
                                                          VALUE        VALUE          VALUE        VALUE
                                                      -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale                    $13,243,588   $13,243,588   $11,340,518   $11,340,518
Debt securities held-to-maturity                               --            --     1,325,157     1,378,716
Equity securities available-for-sale                          549           549           427           427
Mortgage loans on real estate                           2,376,014     2,421,664     2,417,618     2,553,161
Policy loans                                              279,686       305,635       258,362       289,140
Derivative financial instruments                          190,594       190,594       111,550       111,550
FINANCIAL LIABILITIES
Annuity contract liabilities in  accumulation phase     6,935,423     6,149,237     7,001,788     6,295,549
Funding agreements                                        301,405       301,405       301,157       301,157
Securities sold under repurchase agreements                    --            --       300,835       300,835

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the funding agreements approximates the carrying value since interest is based on a variable rate. The above carrying and fair value amounts at December 31, 2006 include $1,405 in accrued interest.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $203,570 as of December 31, 2006.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

15. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets and report results through four business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection, formerly referred to as Benefit Partners. Through its Retirement Products segment, Employer Markets provides employer-sponsored corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans. Most of the Company's group contracts are sold to employers with fewer than 500 employees. The Company also has "Other Operations", which includes the financial data for operations that are not directly related to the business segments, unallocated items (such as corporate investment income on assets not allocated to its business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Segment operating revenue and income (loss) from operations are internal measures used by the Company's management and Board of Directors to evaluate and assess the results of its segments. Operating revenue is GAAP revenue excluding realized gains and losses on investments. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses. The Company's management and Board of Directors believe that operating revenue and income
(loss) from operations explain the results of its ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current businesses because net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

Operating revenue and income (loss) from operations do not replace revenues and net income as the GAAP measure of the Company' consolidated results of operations.

The following tables show financial data by segment:

                                           PERIOD FROM   PERIOD FROM
                                            APRIL 3       JANUARY 1          YEAR ENDED
                                            THROUGH        THROUGH          DECEMBER 31,
                                          DECEMBER 31,     APRIL 2,    -----------------------
                                              2006           2006         2005         2004
                                          ------------   -----------   ----------   ----------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities                 $  384,340      $134,073    $  453,326   $  440,099
      Life Insurance                          624,443       197,345       767,528      691,642
                                           ----------      --------    ----------   ----------
         Individual Markets Total           1,008,783       331,418     1,220,854    1,131,741
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      77,804        25,935       103,581      106,806
      Group Protection                          8,089         3,069         9,919       11,774
                                           ----------      --------    ----------   ----------
         Employer Markets Total                85,893        29,004       113,500      118,580
                                           ----------      --------    ----------   ----------
Other Operations                               43,752        13,117        67,111       66,183
Net realized gain (loss) on investments        (4,446)       (4,046)       (4,529)     (12,218)
                                           ----------      --------    ----------   ----------
   Total                                   $1,133,982      $369,493    $1,396,936   $1,304,286
                                           ==========      ========    ==========   ==========
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Individual Annuities                 $   45,787      $ 16,640    $   56,758   $   53,464
      Life Insurance                          122,583        32,792       136,346      124,656
                                           ----------      --------    ----------   ----------
         Individual Markets Total             168,370        49,432       193,104      178,120
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      12,549         3,675        12,090       11,256
      Group Protection                          3,241         1,322         2,995        5,143
                                           ----------      --------    ----------   ----------
         Employer Markets Total                15,790         4,997        15,085       16,399
                                           ----------      --------    ----------   ----------
Other Operations                               16,857         7,481        31,579       29,389
Cumulative effect of change                        --            --            --       (9,356)
Net realized gain (loss) on investments        (2,890)       (2,630)       (2,944)      (7,942)
                                           ----------      --------    ----------   ----------
NET INCOME                                 $  198,127      $ 59,280    $  236,824   $  206,610
                                           ==========      ========    ==========   ==========

                                     DECEMBER 31,
                             -------------------------
                                2006          2005
                             -----------   -----------
ASSETS:
   Individual Markets:
      Individual Annuities   $ 8,612,968   $ 8,068,493
      Life Insurance           9,146,659     9,126,790
   Employer Markets:
      Retirement Products      1,683,445     1,660,498
      Group Protection           134,449       150,219
   Other Operations            1,671,839      (328,703)
                             -----------   -----------
      Total                  $21,249,360   $18,677,297
                             ===========   ===========

16. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123(R) under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total stock-based compensation expense allocated to the Company for the period April 3 through December 31, 2006 was $4,418 related to the various LNC stock incentive plans. Total stock-based compensation expense allocated to the Company for the period January 1 through April 2, 2006 was $6,312. The compensation cost is included in the general and administrative expenses, net of deferrals, line item on the Company's consolidated statements of income.

Excluding the option grants made in February 2006, outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an expense of $3,401 on April 2, 2006.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS

                                                                DECEMBER 31,   DECEMBER 31,
                                                                    2006           2005
                                                                ------------   ------------
                                                                        (IN MILLIONS)
                                                                ---------------------------
ASSETS
Investments:
   Securities available-for sale, at fair value:
      Fixed Maturity (cost: 2006 -- $45,559, 2005 -- $31,267)   $ 46,331       $ 32,245
      Equity (cost: 2006 -- $193, 2005 -- $95)                       205            101
   Trading Securities                                              2,820          2,985
   Mortgage loans on real estate                                   6,024          3,662
   Real Estate                                                       341            182
   Policy loans                                                    2,209          1,858
   Derivative investments                                            240             41
   Other investments                                                 808            423
                                                                --------       --------
         Total Investments                                        58,978         41,497
Cash and invested cash                                             1,676          1,962
Deferred acquisition costs and value of business acquired          6,618          4,418
Premiums and fees receivable                                         282            285
Accrued investment income                                            707            500
Amounts recoverable from reinsurers                                6,970          6,955
Goodwill                                                           2,331            919
Other assets                                                       1,688          1,091
Assets held in separate accounts                                  69,634         56,427
                                                                --------       --------
         Total Assets                                           $148,884       $114,054
                                                                ========       ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
   Insurance policy and claim reserves                          $ 11,786       $ 10,384
   Investment contractholder and policyholder funds               50,402         35,273
                                                                --------       --------
         Total Insurance and Investment Contract Liabilities      62,188         45,657
Short-term debt                                                       21             34
Long-term debt and senior notes                                    1,390          1,250
Reinsurance related derivative liability                             218            278
Funds withheld reinsurance liabilities                             1,816          1,711
Deferred gain on indemnity reinsurance                               759            835
Other liabilities                                                  3,312          2,536
Liabilities related to separate accounts                          69,634         56,427
                                                                --------       --------
         Total Liabilities                                       139,338        108,728
                                                                --------       --------
Commitments and Contingencies (See Note 9)
SHAREHOLDER'S EQUITY
Common stock                                                       3,691             25
Retained earnings                                                  5,480          4,848
Accumulated other comprehensive income:
   Net unrealized gain on securities available-for-sale              380            452
   Net unrealized gain on derivative instruments                      (9)             7
   Minimum pension liability adjustment                               --             (6)
                                                                --------       --------
      Net other comprehensive income adjustments, net of tax         371            453
      Adjustment to initially apply SFAS 158                           4             --
                                                                --------       --------
         Total accumulated other comprehensive income                375            453
                                                                --------       --------
         Total Shareholder's Equity                                9,546          5,326
                                                                --------       --------
         Total Liabilities and Shareholder's Equity             $148,884       $114,054
                                                                ========       ========

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME

                                                                         2006     2005     2004
                                                                        ------   ------   ------
                                                                               (IN MILLIONS)
                                                                        ------------------------
REVENUE:
Insurance premiums                                                      $  151   $   67   $  158
Insurance fees                                                           2,157    1,575    1,405
Net investment income                                                    3,411    2,592    2,593
Realized (loss) on investments                                              (2)     (16)     (45)
Amortization of deferred gain on indemnity insurance                        76       77       87
Other revenue and fees                                                     259      316      275
                                                                        ------   ------   ------
   Total Revenue                                                         6,052    4,611    4,473
                                                                        ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                                                 2,899    2,122    2,143
Underwriting, acquisition, insurance and other expenses                  1,766    1,544    1,475
Interest and debt expense                                                   80       78       79
                                                                        ------   ------   ------
   Total Benefits and Expenses                                           4,745    3,744    3,697
                                                                        ------   ------   ------
Income before Federal income taxes and cumulative effect of
   accounting changes                                                    1,307      867      776
Federal income taxes                                                       350      223      193
                                                                        ------   ------   ------
Income before cumulative effect of accounting changes                      957      644      583
Cumulative effect of accounting changes (net of Federal income taxes)       --       --      (26)
                                                                        ------   ------   ------
   Net Income                                                           $  957   $  644   $  557
                                                                        ======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                            2006     2005     2004
                                                                           ------   ------   ------
                                                                                 (IN MILLIONS)
                                                                           ------------------------
COMMON STOCK:
Balance at beginning of year                                               $   25   $   25   $   25
Merger: Jefferson-Pilot Life and Jefferson-Pilot LifeAmerica                3,666       --       --
                                                                           ------   ------   ------
   Balance at the end of year                                               3,691       25       25
                                                                           ------   ------   ------
RETAINED EARNINGS:
Balance at the beginning of the year                                        4,848    4,385    3,856
Comprehensive income                                                          875      315      566
Less other comprehensive income (loss) (net of federal income tax):
   Net unrealized gain (loss) on securities available-for-sale, net of
      reclassification adjustment                                             (72)    (329)      23
   Net unrealized gain (loss) on derivative instruments                       (16)      (7)     (10)
   Minimum pension liability adjustment                                         6        7       (4)
                                                                           ------   ------   ------
Net income                                                                    957      644      557
Additional investment by Lincoln National Corporation/Stock Compensation       27       19      122
Dividends declared                                                           (352)    (200)    (150)
                                                                           ------   ------   ------
      Balance at the end of year                                            5,480    4,848    4,385
                                                                           ------   ------   ------
NET UNREALIZED GAIN ON SECURITIES AVAILABLE-FOR-SALE:
Balance at the beginning of the year                                          452      781      758
Change during the year                                                        (72)    (329)      23
                                                                           ------   ------   ------
      Balance at the end of year                                              380      452      781
                                                                           ------   ------   ------
NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS:
Balance at the beginning of the year                                            7       14       24
Change during the year                                                        (16)      (7)     (10)
                                                                           ------   ------   ------
      Balance at the end of year                                               (9)       7       14
                                                                           ------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at the beginning of the year                                           (6)     (13)      (9)
Change during the year                                                          6        7       (4)
                                                                           ------   ------   ------
      Balance at the end of year                                               --       (6)     (13)
                                                                           ------   ------   ------
ADJUSTMENT FOR ADOPTION OF SFAS 158                                             4       --       --
                                                                           ------   ------   ------
Total Shareholder's Equity                                                 $9,546   $5,326   $5,192
                                                                           ======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOW

                                                                          2006      2005      2004
                                                                        -------   -------   -------
                                                                               (IN MILLIONS)
                                                                        ---------------------------
OPERATING ACTIVITIES
Net income                                                              $   957   $   644   $   557
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs and value of business acquired               (701)     (430)     (350)
   Premiums and fees receivable                                              15        54       112
   Accrued investment income                                                 14        (4)       (5)
   Policy liabilities and accruals                                          114    (1,082)   (1,347)
   Net trading securities, purchases, sales and maturities                  165       (72)      (99)
   Cumulative effect of accounting change                                    --        --        39
   Contractholder funds                                                     796     1,893     1,536
   Amounts recoverable from reinsurers                                      153       101       375
   Federal income taxes                                                     160       144       121
   Stock-based compensation expense                                           4        18        19
   Depreciation                                                              52        64        48
   Realized loss on investments and derivative instruments                    5        16        59
   Gain on sale of subsidiaries/business                                     (4)       --       (14)
   Amortization of deferred gain                                            (76)      (77)      (87)
   Other                                                                   (168)     (607)     (275)
                                                                        -------   -------   -------
      Net adjustments                                                       529        18       132
                                                                        -------   -------   -------
      Net cash provided by operating activities                           1,486       662       689
                                                                        -------   -------   -------
INVESTING ACTIVITIES
Securities available-for-sale:
   Purchases                                                             (8,567)   (5,725)   (9,001)
   Sales                                                                  5,094     3,767     4,740
   Maturities                                                             2,822     2,392     2,468
Purchase of other investments                                              (656)   (1,008)   (1,938)
Sale or maturity of other investments                                       442     1,151     2,187
Proceeds from disposition of business                                        --        --        10
Cash acquired from merger of Jefferson-Pilot Life Insurance Company
   and Jefferson-Pilot LifeAmerica Insurance Company                         14        --        --
Other                                                                       (23)        9       146
                                                                        -------   -------   -------
      Net cash provided by (used in) investing activities                  (874)      586    (1,388)
                                                                        -------   -------   -------
FINANCING ACTIVITIES
Issuance of long-term debt                                                  140        --        47
Payment of long-term debt                                                    --       (47)       --
Net decrease in short-term debt                                             (13)        2       (10)
Universal life and investment contract deposits                           6,998     4,783     4,928
Universal life and investment contract withdrawals                       (6,004)   (3,755)   (3,353)
Investment contract transfers                                            (1,821)   (1,483)   (1,336)
Increase in collateral on loaned securities                                  --        45       181
Increase in funds withheld liability                                        105       131        87
Net proceeds from securities sold under repurchase agreements                49        --        --
Capital contribution from shareholder                                        --        --       100
Dividends paid to shareholders                                             (352)     (200)     (150)
                                                                        -------   -------   -------
      Net cash provided by (used in) financing activities                  (898)     (524)      494
                                                                        -------   -------   -------
      Net increase (decrease) in cash and invested cash                    (286)      724      (205)
                                                                        -------   -------   -------
Cash and invested cash at beginning of year                               1,962     1,238     1,443
                                                                        -------   -------   -------
      Cash and invested cash at end of year                             $ 1,676   $ 1,962   $ 1,238
                                                                        =======   =======   =======

See accompanying notes to the Supplemental Consolidated Financial Statements.

NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

The accompanying Supplemental Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries (LNL or The Company which may be referred to as we or us). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively throughout business segments. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 11). These Supplemental Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP").

On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Jefferson Pilot Life Insurance Company and Jefferson-Pilot LifeAmerica Insurance Company, both affiliates, into the Company with the Company being the survivor and the Parent Company, respectively. The effective date of these transactions is expected to be April 2, 2007. These financial statements are prepared as if on April 3, 2006, the Company completed the merger with Jefferson-Pilot Life Insurance Company ("JPL") and Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), and has included the results of operations and financial condition of JPL and JPLA in our Supplemental Consolidated Financial Statements beginning on April 3, 2006. The Supplemental Consolidated Financial Statements for the years ended December 31, 2005 and 2004 exclude the results of operations and financial condition of JPL and JPLA. The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 9. Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

BUSINESS COMBINATIONS.

On April 3, 2006, LNC completed its merger with Jefferson-Pilot ("JP") by acquiring 100% of the outstanding shares of JP in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141) and JPL and JPLA became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JPL and JPLA were "pushed down" to the Company's financial statements in accordance with push down accounting rules. We are in the process of finalizing our internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of net assets assumed in the merger was $3.7 billion. Goodwill of $1.4 resulted from the excess of purchase price over the fair value of the net assets assumed. The parent paid a premium over the fair value of JP Life's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with adjustments that were made to the Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY     FAIR VALUE
                                                     FAIR VALUE   ADJUSTMENTS(1)
                                                    -----------   --------------
                                                           (IN MILLIONS)
                                                    ----------------------------
Investments                                           $ 17,035        $   204
Due from reinsurers                                        169             --
Deferred policy acquisition costs                           --         (1,827)
Value of business acquired                               1,487          1,476
Goodwill                                                 1,412          1,392
Other assets                                               763             72
Assets held in separate accounts                           522             --
Policy liabilities                                     (16,475)           311
Income tax liabilities                                    (164)           (70)
Accounts payable, accruals and  other liabilities         (565)           (42)
Liabilities related to separate  accounts                 (522)            --
                                                      --------        -------
   Total net assets acquired                          $  3,662        $ 1,516
                                                      ========        =======

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                                                    PRELIMINARY
                                                                     FAIR VALUE
                                                                   -------------
                                                                   (IN MILLIONS)
                                                                   -------------
Individual Markets:
Life Insurance                                                         $  840
Annuities                                                                 572
                                                                       ------
   Total Goodwill                                                      $1,412
                                                                       ======

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, insurance and investment contract liabilities, deferred front end loads, pension plans and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities.

See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain (loss) on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Supplemental Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with the Lincoln Smart SecuritySM Advantage guaranteed minimum withdrawal benefits ("GMWB") feature and our i4LIFE(R) Advantage guaranteed income benefits ("GIB") feature that is available in our variable annuity products. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at fair value, with changes in fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, policyholder behavior and equity, interest rate, and volatility market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Value of business acquired ("VOBA") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., unit-linked products and variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effects of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI".) DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Supplemental Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Supplemental Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Supplemental Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

REINSURANCE.

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of DSI and sales force intangibles, as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements. Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets -- Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Supplemental Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS.

We periodically review the carrying value of long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals. Investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Supplemental Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and
3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1.4% of the face amount of insurance in-force, and dividend expenses were $81 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 34% of permanent life insurance in-force at December 31, 2006 and approximately 77% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES.

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Supplemental Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS.

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES.

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

MINORITY INTEREST.

An unconsolidated affiliate of the Company, Jefferson-Pilot Financial Insurance Company ("JPFIC"), owns a minority interest in Lincoln Life New York. JPFIC, which is an entity under common control of LNC, will be merged into the Company on July 1, 2007, in a non-cash transaction. Accordingly, the minority interest has not been reported within the Supplemental Consolidated Financial Statements.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES.

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK BASED COMPENSATION.

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase in shareholder's equity. For additional information on stock based incentive compensation see Note 8.

INCOME TAXES.

We and our eligible subsidiaries, excluding JPL and JPL, have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

JPL files a separate Federal income tax return. JPLA is part of a consolidated Federal income tax filing with Jefferson Pilot Financial Insurance Company.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments," references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit pension and other postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a increase to accumulated other comprehensive income of $4 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our Supplemental Consolidated Financial Statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We will adopt this new accounting guidance effective January 1, 2007, primarily impacting our Individual Markets Annuities business. The adoption of this new guidance will impact our assumptions for lapsation used in the amortization of DAC and VOBA on certain blocks of our business. Our adoption will result in a reduction to our DAC and VOBA balances between $20 million to $50 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             COST OR       GROSS       GROSS
                                            AMORTIZED   UNREALIZED   UNREALIZED
                                               COST        GAINS      (LOSSES)    FAIR VALUE
                                            ---------   ----------   ----------   ----------
                                                               (IN MILLIONS)
                                            ------------------------------------------------
2006:
AVAILABLE-FOR-SALE
   Corporate bonds                           $37,143      $  960        $(268)      $37,835
   U.S. government bonds                         168           7           --           175
   Foreign government bonds                      689          58           (2)          745
   Asset and mortgage-backed securities        7,310          76          (68)        7,318
   State and municipal bonds                     160           2           (2)          160
   Redeemable preferred stocks                    89           9           --            98
                                             -------      ------        -----       -------
      Total fixed maturities                  45,559       1,112         (340)       46,331
Equity securities                                193          14           (2)          205
                                             -------      ------        -----       -------
      Total securities available-for-sale    $45,752      $1,126        $(342)      $46,536
                                             =======      ======        =====       =======
2005:
AVAILABLE-FOR-SALE
   Corporate bonds                           $24,190      $1,106        $(241)      $25,055
   U.S. government bonds                         143          12           --           155
   Foreign government bonds                      839          62           (3)          898
   Asset and mortgage-backed securities        5,884          85          (60)        5,909
   State and municipal bonds                     123           4           (1)          126
   Redeemable preferred stocks                    88          14           --           102
                                             -------      ------        -----       -------
      Total fixed maturities                  31,267       1,283         (305)       32,245
Equity securities                                 95           6           --           101
                                             -------      ------        -----       -------
      Total securities available-for-sale    $31,362      $1,289        $(305)      $32,346
                                             =======      ======        =====       =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
                                                                (IN MILLIONS)
                                                             -------------------
Due in one year or less                                       $ 1,510    $ 1,513
Due after one year through five  years                          9,874     10,044
Due after five years through ten  years                        14,485     14,628
Due after ten years                                            12,380     12,828
                                                              -------    -------
Subtotal                                                       38,249     39,013
Asset and mortgage-backed  securities                           7,310      7,318
                                                              -------    -------
   Total                                                      $45,559    $46,331
                                                              =======    =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The quality ratings of fixed maturity securities available-for-sale are as follows:

                   RATING AGENCY
NAIC RATING   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $27,441       59.2%
     2        BBB                         15,879       34.3%
     3        BBB                          1,852        4.0%
     4        BBB                            961        2.1%
     5        CCC and lower                  177        0.4%
     6        In or near default              21        0.0%
                                         -------      -----
                                         $46,331      100.0%
                                         =======      =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $2,601   $1,959   $1,932
Equity securities available-for-sale               10        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     398      288      350
Real estate                                        37       48       25
Policy loans                                      134      118      119
Invested cash                                      53       46       21
Other investments                                 141       61       54
                                               ------   ------   ------
   Investment revenue                           3,555    2,703    2,682
Investment expense                                144      111       89
                                               ------   ------   ------
   Net investment income                       $3,411   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                 2006     2005
                                                ------   ------
                                                 (IN MILLIONS)
                                                ---------------
Corporate bonds                                 $2,140   $2,283
U.S. Government bonds                              331      322
Foreign government bonds                            45       52
   Asset and mortgage backed-securities             --
   Mortgage pass-through securities                 24       29
   Commercial rortgage obligations                 111      113
   Collateralized Mortgage Backed  Securities      133      148
   Other-asset backed securities                     8        9
State and municipal bonds                           18       19
Redeemable preferred stocks                          8        8
                                                ------   ------
      Total fixed maturities                     2,818    2,983
Equity securities                                    2        2
                                                ------   ------
      Total securities available-for-sale       $2,820   $2,985
                                                ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                        2006   2005   2004
                                        ----   ----   ----
                                           (IN MILLIONS)
                                        ------------------
Realized loss on investment and
   derivative instruments                $(6)  $(21)  $(58)
Gain (loss) on reinsurance  embedded
   derivative/trading  securities          4      5     (1)
Gain on sale of subsidiaries/business     --     --     14
                                         ---   ----   ----
Net realized (loss) on investments       $(2)  $(16)  $(45)
                                         ===   ====   ====

The detail of the realized loss on investments and derivative instruments is as follows:

                                                 2006   2005    2004
                                                 ----   ----   -----
                                                    (IN MILLIONS)
                                                 -------------------
Fixed maturity securities available-for-sale
   Gross gain                                    $113   $113   $ 107
   Gross loss                                     (90)   (90)   (115)
Equity securities available-for-sale
   Gross gain                                       1      8      19
   Gross loss                                      --     --      (1)
Fixed maturity securities held-to-maturity
   Gross gain                                      --     --      --
   Gross loss                                      --     --      --
Other investments                                   8     10       4
Associated amortization of  deferred
   acquisition costs and  provision for
   policyholder  commitments                      (36)   (52)    (51)
Investment expense                                 (2)    (9)    (10)
                                                 ----   ----   -----
Total investments                                  (6)   (20)    (47)
Derivative instruments of  associated
   amortization of  deferred acquisition costs     --     (1)    (12)
                                                 ----   ----   -----
Total investments and derivative  instruments    $ (6)  $(21)  $ (59)
                                                 ====   ====   =====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                   (IN MILLIONS)
                                                ------------------
Fixed maturity securities  available-for-sale    $58    $19    $67
Equity securities available-for-sale              --     --     --
Fixed maturity securities  held-to-maturity       --     --     --
Mortgage loans on real estate                      1     (6)    (2)
Real estate                                       --     --     --
Guarantees                                        --     --     --
                                                 ---    ---    ---
Total                                            $59    $13    $65
                                                 ===    ===    ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                                 2006    2005   2004
                                                -----   -----   ----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities  available-for-sale   $(206)  $(839)   $61
Equity securities available-for-sale                6      (6)    (6)
                                                -----   -----    ---
Total                                           $(200)  $(845)   $55
                                                =====   =====    ===

For fixed maturity and equity securities held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                               FAIR    % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                              VALUE     VALUE      COST         COST         LOSS          LOSS
                             -------   ------   ---------   -----------   ----------   ------------
                                                        (IN MILLIONS)
                             ----------------------------------------------------------------------
2006
 90 Days                     $ 5,926     36.4%   $ 5,968        35.9%        $ (42)         12.3%
greater than 90 days but
 less than or equal to
 180 days                        261      1.6%       272         1.6%          (11)          3.1%
greater than 180 days but
 less than or equal to
 270 days                      1,168      7.2%     1,192         7.2%          (24)          7.0%
greater than 270 days less
 than or equal to 1 year       1,694     10.4%     1,734        10.4%          (40)         11.8%
greater than 1 year            7,226     44.4%     7,451        44.9%         (225)         65.8%
                             -------    -----    -------       -----         -----         -----
   Total                     $16,275    100.0%   $16,617       100.0%        $(342)        100.0%
                             =======    =====    =======       =====         =====         =====
2005
  90 Days                    $ 3,007     27.6%   $ 3,039        27.2%        $ (32)         10.5%
greater than 90 days but less
 than or equal to 180 days     5,152     47.3%     5,258        47.0%         (106)         34.6%
greater than 180 days but
 less than or equal to
 270 days                        374      3.4%       384         3.4%          (10)          3.3%
greater than 270 days but less
 than or equal to 1 year         788      7.3%       822         7.3%          (34)         11.1%
greater than 1 year            1,570     14.4%     1,693        15.1%         (123)         40.5%
                             -------    -----    -------       -----         -----         -----
   Total                     $10,891    100.0%   $11,196       100.0%        $(305)        100.0%
                             =======    =====    =======       =====         =====         =====

For fixed maturity and equity securities with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                            LESS THAN OR EQUAL         GREATER THAN
                                             TO TWELVE MONTHS         TWELVE MONTHS                TOTAL
                                          ---------------------   ---------------------   ---------------------
                                                        GROSS                   GROSS                   GROSS
                                          CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                            VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                          --------   ----------   --------   ----------   --------   ----------
                                                                      (IN MILLIONS)
                                          ---------------------------------------------------------------------
2006
   Corporate bonds                         $7,265       $(102)     $4,892       $(168)     $12,157      $(270)
   U.S. Government bonds                       25          --          --          --           25         --
   Foreign government bonds                    56          (1)         62          (1)         118         (2)
   Asset and mortgage backed-securities     1,633         (11)      2,227         (56)       3,860        (67)
   State and municipal bonds                   20          --          44          (1)          64         (1)
   Redeemable preferred stocks                 --          --           1          --            1         --
                                           ------       -----      ------       -----      -------      -----
      Total fixed maturities                8,999        (114)      7,226        (226)      16,225       (340)
Equity securities                              50          (2)         --          --           50         (2)
                                           ------       -----      ------       -----      -------      -----
      Total securities                     $9,049       $(116)     $7,226       $(226)     $16,275      $(342)
                                           ======       =====      ======       =====      =======      =====

2005
   Corporate bonds                         $6,300       $(132)     $1,235       $(109)     $ 7,535      $(241)
   U.S. Government bonds                       --          --          --          --           --         --
   Foreign government bonds                   169          (3)         38          --          207         (3)
   Asset and mortgage backed-securities     2,820         (47)        284         (13)       3,104        (60)
   State and municipal bonds                   31          --          13          (1)          44         (1)
   Redeemable preferred stocks                  1          --          --          --            1         --
                                           ------       -----      ------       -----      -------      -----
      Total fixed maturities                9,321        (182)      1,570        (123)      10,891       (305)
Equity securities                              --          --          --          --           --         --
                                           ------       -----      ------       -----      -------      -----
      Total securities                     $9,321       $(182)     $1,570       $(123)     $10,891      $(305)
                                           ======       =====      ======       =====      =======      =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 to the Supplemental Consolidated Financial Statements -- Fair Value of Financial Instruments for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                                           2006     2005
                                           ----     ----
                                           (IN MILLIONS)
                                           -------------
Real estate                                $ 27     $ 19
Property and equipment                      254      255

Impaired mortgage loans along with the related allowance for losses are as follows:

                                           2006    2005
                                           ----    ----
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses    $28     $66
Allowance for losses                         (2)     (9)
                                            ---     ---
   Net impaired loans                       $26     $57
                                            ===     ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                                 2006   2005   2004
                                                 ----   ----   ----
                                                    (IN MILLIONS)
                                                 ------------------
Balance at beginning of year                      $ 9    $16    $18
Provisions for losses                               2      2      5
Release due to principal paydowns                  (9)    (9)    (7)
                                                  ---    ---    ---
   Balance at end of year                         $ 2    $ 9    $16
                                                  ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                 2006   2005   2004
                                                 ----   ----   ----
                                                    (IN MILLIONS)
                                                 ------------------
Average recorded investment in impaired loans     $42    $62   $101
Interest income recognized on impaied loans         4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and December 31 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $19 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,278 million. This includes $283 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Current                                $151   $111   $ 98
Deferred                                199    112     95
                                       ----   ----   ----
   Total tax expense                   $350   $223   $193
                                       ====   ====   ====

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Tax rate times pre-tax income          $458   $303   $272
Effect of:
   Tax-preferred investment income      (85)   (63)   (69)
   Tax credits                          (21)   (14)   (14)
   Other                                 (2)    (3)     4
                                       ----   ----   ----
      Provision for income taxes       $350   $223   $193
                                       ====   ====   ====
      Effective tax rate                 27%    26%    25%

The Federal income tax liability included in Other liabilities on the Supplemental Consolidated Balance Sheets is as follows:

                                            2006     2005
                                            ----     ----
                                            (IN MILLIONS)
                                            -------------
Current                                     $ 15     $ 77
Deferred                                     352       24
                                            ----     ----
   Total Federal income tax liability       $367     $101
                                            ====     ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                         2006     2005
                                                        ------   ------
                                                         (IN MILLIONS)
                                                        ---------------
Deferred tax assets:
Insurance and investment contract liabilities           $1,509   $1,206
Deferred gain recognition for income tax purposes          265      291
Modco embedded derivative                                   76       98
Postretirement benefits other than pension                  14       15
Compensation related                                       133      100
Ceding commission asset                                      9       11
Capital loss carryforward                                    1       --
Net operating loss carryforward                             21       --
Affordable housing tax credit carryforward                  18       --
Other deferred tax assets                                  102       53
                                                        ------   ------
   Total deferred tax assets                             2,148    1,774
                                                        ------   ------
Deferred tax liabilities:
Deferred acquisition costs                               1,657      998
Net unrealized gain on securities available-for-sale       277      351
Trading security gains                                      74       91
Present value of business in-force                         284      260
Deferred gain recognition for income tax purposes           14       --
Depreciation differences                                    59       --
Other deferred tax liabilities                             135       98
                                                        ------   ------
   Total deferred tax liabilities                        2,500    1,798
                                                        ------   ------
   Net deferred tax liability                           $  352   $   24
                                                        ======   ======

We and our affiliates, with the exception of JPL and JPLA, are part of a consolidated Federal income tax filing with LNC. Cash paid relating to these consolidated Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

JPL files a separate Federal income tax return. Cash received for income taxes relating to JPL's return in 2006 was $15 million. JPLA is part of a consolidated Federal income tax filing with Jefferson Pilot Financial Insurance Company. Cash received for income taxes relating to the consolidated return in 2006 was $6 million.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                              2006    2005    2004
                                             -----   -----   -----
                                                  (IN MILLIONS)
                                             ---------------------
Insurance assumed                            $  --   $   1   $  --
Insurance ceded                               (938)   (767)   (640)
                                             -----   -----   -----
   Net reinsurance premiums
      and fees                               $(938)  $(766)  $(640)
                                             =====   =====   =====

The income statement caption, "Benefits, " is net of reinsurance recoveries at December 31, 2006, 2005 and 2004 of $0.8 billion, $0.7 billion $0.6 billion, respectively.

A rollforward of Deferred Acquisition Costs is as follows:

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
Balance at beginning of year              $3,676   $2,904   $2,552
Deferral                                   1,409      934      868
Amortization                                (619)    (427)    (415)
Adjustment related to realized gains
   on securities available-for-sale          (38)     (48)     (46)
Adjustment related to unrealized
   gains on securities
   available-for-sale                         86      313      (16)
Cumulative effect of accounting
   change                                     --       --      (39)
                                          ------   ------   ------
Balance at end of year                    $4,514   $3,676   $2,904
                                          ======   ======   ======

A rollforward of Value of Business Acquired is as follows:

                                              2006    2005    2004
                                             ------   ----   -----
                                                 (IN MILLIONS)
                                             ---------------------
Balance at beginning of year                 $  742   $819   $ 922
Merger accounting fair value
   adjustment                                 1,487     --      --
Deferral                                         84     --      --
Amortization                                   (173)   (77)   (103)
Adjustment related to realized
   gains on securities available-for-sale        (6)    --      --
Adjustment related to unrealized
   gains on securities
   available-for-sale                           (30)    --      --
                                             ------   ----   -----
Balance at end of year                       $2,104   $742   $ 819
                                             ======   ====   =====

Future estimated amortization of Value of Business Acquired is as follows:

   2007-$211
   2008-$190
   2009-$180
   2010-$169
   2011-$142
   Thereafter-$1,212

Realized losses on investments and derivative instruments on the Supplemental Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $38 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in Other assets on the Supplemental Consolidated Balance Sheets, is as follows:

                                       2006   2005   2004
                                       ----   ----   ----
                                          (IN MILLIONS)
                                       ------------------
Balance at beginning of year           $129   $ 85   $ 45
   Capitalized                           86     60     50
   Amortization                         (22)   (16)   (10)
                                       ----   ----   ----
Balance at end of year                 $193   $129   $ 85
                                       ====   ====   ====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                  2006     2005     2004
                                 ------   ------   ------
                                       (IN MILLIONS)
                                 ------------------------
Commissions                      $1,297   $  899   $1,136
General and administrative
   expenses                       1,033      966      604
Deferred acquisition costs and
   value of business acquired,
   net of amortization             (701)    (431)    (350)
Taxes, licenses and fees            124       81       85
Restructuring charges                13       29       --
                                 ------   ------   ------
   Total                         $1,766   $1,544   $1,475
                                 ======   ======   ======

The carrying amount of goodwill by reportable segment is as follows:

                                              2006    2005
                                             ------   ----
                                             (IN MILLIONS)
                                             -------------
Individual Markets
   Life Insurance                            $1,695   $855
   Annuities                                    616     44
Employer Markets
   Retirement Products                           20     20
                                             ------   ----
   Total                                     $2,331   $919
                                             ======   ====

Details underlying the balance sheet caption, "Investment contractholder and policyholder funds," are as follows:

                                           2006      2005
                                         -------   -------
                                           (IN MILLIONS)
                                         -----------------
Premium deposits funds                   $20,500   $21,755
Other policyholder funds                  29,236    12,975
Deferred front end loads                     564       432
Undistributed earnings on
   participating business                    102       111
                                         -------   -------
   Total                                 $50,402   $35,273
                                         =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                           2006     2005
                                          ------   ------
                                           (IN MILLIONS)
                                          ---------------
Short-term debt                           $   21   $   34
Long-term debt:
Note due Lincoln National Corporation,
   due September 2008                        140       --
Surplus Notes due Lincoln
   National Corporation:
      6.56% surplus note, due 2028           500      500
      6.03% surplus note, due 2028           750      750
                                          ------   ------
Total Surplus Notes                        1,250    1,250
                                          ------   ------
   Total long-term debt                   $1,390   $1,250
                                          ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $99 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date.

                                                 IN EVENT
                                                 OF DEATH
                                               -------------
                                                2006    2005
                                               -----   -----
                                               (IN BILLIONS)
                                               -------------
Return of net deposit
   Account value                               $38.3   $31.9
   Net amount at risk                            0.1     0.1
   Average attained age of contractholders        54      53
Return of net deposits plus a minimum return
   Account value                               $ 0.4   $ 0.3
   Net amount at risk                             --      --
   Average attained age of
      contractholders                             67      66
   Guaranteed minimum return                       5%      5%
Return of net deposit
   Account value                               $22.5   $18.8
   Net amount at risk                            0.2     0.3
   Average attained age of
      contractholders                             64      63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                             2006    2005
                                             ----   ------
                                             (IN BILLIONS)
                                             -------------
Asset Type
Domestic Equity                               $39     $32
International Equity                            6       5
Bonds                                           6       5
                                              ---     ---
   Total                                       51      42
                                              ---     ---
Money Market                                    6       4
                                              ---     ---
   Total                                      $57     $46
                                              ===     ===
Percent of total variable annuity separate
   account values                              87%     87%
                                              ===     ===

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                                                  GMDB
                                              -----------
                                              2006   2005
                                              ----   ----
Total:
   Beginning balance                          $ 15   $ 18
   Changes in reserves                          14      9
   Benefits paid                                (6)   (12)
                                              ----   ----
   Ending balance                             $ 23   $ 15
                                              ====   ====
Ceded:
   Beginning balance                          $(15)  $(18)
   Changes in reserves                         (12)    (9)
   Benefits paid                                 6     12
                                              ----   ----
   Ending balance                             $(21)  $(15)
                                              ====   ====
Net:
   Beginning balance                          $ --   $ --
   Changes in reserves                           2     --
   Benefits paid                                --     --
                                              ----   ----
   Ending balance                             $  2    $--
                                              ====   ====

The offset to the benefit reserve amounts above are reflected in benefits in the Supplemental Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively. These reinsurance premiums are reflected as an offset in insurance premiums in the Supplemental Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company's insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

LNL PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

LNL DEFINED BENEFIT PLAN

LNC sponsors a non-contributory defined benefit pension plan covering its agents. Information with respect to LNL's defined benefit plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                                     OTHER
                                                                     POST-
                                                      PENSION      RETIREMENT
                                                      BENEFITS      BENEFITS
                                                    -----------   -----------
                                                    2006   2005   2006   2005
                                                    ----   ----   ----   ----
                                                          (IN MILLIONS)
                                                    -------------------------
Change in plan assets                               $ 93    $82   $ --   $ --
   Fair value of plan assets at beginning of year     12      6     --     --
   Company contributions                              --     10      2      2
   Benefits paid                                      (5)    (5)    (2)    (2)
                                                    ----   ----   ----   ----
      Fair value of plan assets at end-of-year      $100    $93   $ --   $ --
                                                    ====   ====   ====   ====
Change in benefit obligation:
   Benefit obligation at beginning-of-year          $ 92     87     22     19
   Interest Cost                                       5      5      1      1
   Plan participant's contributions                   --     --      1      1
   Actuarial (gains)/losses                           (2)     4     (3)     3
   Benefits paid                                      (5)    (4)    (2)    (2)
                                                    ----   ----   ----   ----
      Benefits obligation at end-of-year            $ 90    $92   $ 19   $ 22
                                                    ====   ====   ====   ====
   Funded status of the plans                       $ 10    $ 1   $(19)  $(22)
   Unrecognized net actuarial losses                         20            (1)
                                                    ----   ----   ----   ----
   Prepaid (accrued) benefit cost                            21           (23)
   Other Assets                                       11
   Other Liabilities                                  (1)
                                                    ----   ----   ----   ----
Amounts recognized in the Supplemental
   Consolidated Balance Sheets                      $ 10    $21   $(19)  $ (23)
                                                    ====   ====   ====   ====
Amounts recognized in accumulated other
   comprehensive income (net of tax):
   Net loss (gain)                                     8            (2)
                                                    ----   ----   ----   ----
      Total                                         $  8           $(2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                   5.75%  6.00%  5.75%  6.00%
   Expected return on plan assets                   8.00%  8.25%    --     --
Rate of increase in compensation                    4.00%  4.00%  4.00%  4.00%

LNC uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                            ONE-        ONE-
                                                         PERCENTAGE  PERCENTAGE
                                                            POINT       POINT
                                                          INCREASE    DECREASE
                                                         ----------  ----------
                                                              (IN MILLIONS)
                                                         ----------------------
Effect on accumulated postretirement benefit obligation      $ 1        $(1)
Effect on total service and interest cost components         ---        ---

     Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                 2006     2005
                                 ----     ----
                                 (IN MILLIONS)
                                 -------------
U.S. PLAN:
Accumulated benefit obligation    $1       $1
Projected benefit obligation       1        1
Fair value of plan assets         --       --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                                                       OTHER
                                                                  POSTRETIREMENT
                                            PENSION BENEFITS         BENEFITS
                                           ------------------   ------------------
                                           2006   2005   2004   2006   2005   2004
                                           ----   ----   ----   ----   ----   ----
                                                         (IN MILLIONS)
                                           ---------------------------------------
U.S. PLANS:
Service cost                               $ 18   $ 17   $ 17    $ 1    $ 2    $ 2
Interest cost                                29     29     28      5      5      5
Expected return on plan assets              (38)   (38)   (35)    --     --     --
Amortization of prior service cost           (2)    (2)    (2)    --     --     --
Recognized net actuarial (gains) losses       4      2      1      1     --     (1)
Recognized actuarial loss due to special
   termination benefits                       2     --     --     --     --     --
                                           ----   ----   ----    ---    ---    ---
Net periodic benefit expense               $ 13   $  8   $  9    $ 7    $ 7    $ 6
                                           ====   ====   ====    ===    ===    ===

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million each in 2006, 2005 and 2004. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan assets allocations at December 31, 2006 and 2005, by asset category are as follows:

                              2006   2005
                              ----   ----
ASSET CATEGORY
U.S. PLANS:
Equity securities               60%    64%
Fixed income securities         40%    34%
Real Estate                     --      1%
Cash and cash equivalents       --      1%
                               ---    ---
   Total                       100%   100%
                               ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                                 WEIGHTING RANGE
                                                                 ---------------
ASSET CATEGORY
Cash                                                                       0-20%
Guaranteed Products                                                        0-20%
Fixed Income                                                              20-80%
   Long-term                                                      0-10%
   High-Yield                                                     0-10%
   International/Emerging Markets*                                0-10%
Real Estate                                                                0-20%
Equities                                                                  20-80%
   Small-cap                                                      0-20%
   International                                                  0-20%
   Emerging Markets*                                              0-10%
Other                                                                      0-20%
Total International**                                                      0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

                           US POST RETIREMENT PLANS
             --------------------------------------------------
             NON-QUALIFIED                               NOT
              U.S. DEFINED   REFLECTING              REFLECTING
                BENEFIT       MEDICARE    MEDICARE    MEDICARE
                PENSION        PART D      PART D      PART D
                 PLANS         SUBSIDY     SUBSIDY     SUBSIDY
             -------------   ----------   --------   ----------
                                (IN MILLIONS)
             --------------------------------------------------
Year
2007               $ 3           $ 5         $(1)       $ 6
2008                 3             5          (1)         6
2009                 3             5          (1)         6
2010                 4             5          (1)         6
2011                 4             5          (1)         6
Thereafter          25            28          (4)        32

JPL DEFINED BENEFIT PLAN

JPL sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit. Information for the Company's agent pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                      2006
                                                      ----
Change in projected benefit obligation:
Projected benefit obligation at beginning of period    $29
Interest cost                                            1
Actuarial loss                                          --
Benefits paid                                           (2)
                                                       ---
   Projected benefit obligation at end of period       $28
                                                       ===
Change in plan assets:                                  39
Fair value of assets at beginning of period              4
Actual return on plan assets                            --
Transfer out and expense                                (2)
                                                       ---
   Benefits paid                                       $41
                                                       ===
Fair value of assets at end of period
Funded status of the plan                              $14
Unamortized prior service cost                          --
Unrecognized net loss                                   (2)
                                                       ---
   Net amount recognized                               $12
                                                       ===

The accumulated benefit obligation for JPL's defined benefit pension plan was $28 at December 31, 2006.

JPL uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                      2006
                                                      ----
Interest cost                                           1
Expected return on plan assets                         (2)
Amortization of prior service cost                     --
                                                      ---
   Net periodic benefit benefit                        (1)
                                                      ===

ASSUMPTIONS

                                                      2006
                                                      ----
Weighted-average assumptions used to determine
benefit obligations at December 31:
   Discount rate                                      5.75%
Weighted-average assumptions used to determine
net cost for years ended December 31:
   Discount rate                                      5.69%
   Expected return on plan assets                     8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate JPL subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year end 2006.

PLAN ASSETS.

JPL's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                                                      2006
                                                      ----
ASSET CATEGORY
Equity securities                                       75%
Debt securities                                         25%
                                                       ---
   Total                                               100%
                                                       ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

PLAN CASH FLOWS.

JPL is not expected to make a contribution to the pension plan during 2007. The expected benefit payments for JPL's pension plan for the years indicated are as follows:

2007                $ 3
2008                  3
2009                  3
2010                  3
2011                  3
2012 through 2016    11

APPLICATION OF SFAS 158

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Supplemental Consolidated Balance Sheet at December 31, 2006 is as follows:

                              BEFORE                     AFTER
                           APPLICATION    SFAS 158    APPLICATION
                           OF SFAS 158   ADJUSTMENT   OF SFAS 158
                           -----------   ----------   -----------
                                         (IN MILLIONS)
                           --------------------------------------
Other assets                 $  1,650        $38       $  1,688
Total assets                  148,846         38        148,884
Other Liabilities               3,278         34          3,312
Total Liabilities             139,304         34        139,338
Accumulated other
   comprehensive income           371          4            375
Total shareholder's
   equity                       9,542          4          9,546

401(k).

LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS.

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                          2006   2005   2004
                          ----   ----   ----
                             (IN MILLIONS)
                          ------------------
Stock options              $ 3    $--    $ 1
Shares                      19     13     11
Cash awards                  1      1      1
SARs                        (1)     2      4
Restricted stock             1      1      1
                           ---    ---    ---
Total                      $23    $17    $18
                           ===    ===    ===
Recognized tax benefit     $ 8    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Supplemental Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS -- LNL

Net income as determined in accordance with statutory accounting practices for LNL was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for LNL was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect LNL's reported statutory surplus. LNL utilizes the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. LNL also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

LNL paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

STATUTORY INFORMATION AND RESTRICTIONS -- JPL AND JPLA

Net loss as determined in accordance with statutory accounting practices for JPL and JPLA for the nine months ending December 31, 2006 was $114 million and $26 million, respectively. Statutory surplus as determined in accordance with statutory accounting practices for JPL and JPLA was $773 million and $69 million for December 31, 2006, respectively.

JPL prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of its statutory financial statements.

The General Statues of North Carolina require JPL to maintain capital of $1.2 million and minimum unassigned surplus of $.3 million. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. JPL paid dividends of $2 million to LNC during 2006. JPL expects that we could pay dividends of $77 million in 2007 without prior approval from North Carolina.

JPLA prepares financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The New Jersey statutes require the Company to maintain minimum capital of $1.5 million and minimum unassigned surplus of $6.1 million. Additionally, the New Jersey statutes limit the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. JPL expects that we could pay dividends of $7 million in 2007 without prior approval from the New Jersey Commissioner of Banking and Insurance.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Supplemental Consolidated Balance Sheets in accordance with the requirements of SFAS 113. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Supplemental Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

Significant leases include the lease for our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

      2007-$45
      2008-$40
      2009-$28
      2010-$17
      2011-$13
Thereafter-$40

In addition, the Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 31% of such mortgages, or $1.9 billion, involved properties located in California, Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance SeriesSM ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As a result of our merger with JPL, we now distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500(R) index call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to policyholders' within insurance benefits. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. Interest credited was decreased by $59 million in 2006 for the changes in the fair value of these liabilities. The notional amounts of policyholder fund balances allocated to the equity-index options were $2.4 billion at December 31, 2006.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                           2006     2005                 2006    2005
                                                          ------   ------               -----   -----
                                                                        (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                           $5,950   $5,450               $   3   $   5
   Interest rate swap agreements                           1,064      462                   9       9
                                                          ------   ------               -----   -----
      Total interest rate derivative instruments           7,014    5,912                  12      14
                                                          ======   ======               =====   =====
Foreign currency derivative instruments:
   Foreign currency swaps                                     86       58                  (7)     (5)
Credit derivative instruments:
   Credit default swaps                                       20       20                  --      --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                           1        1                  22      17
   Call options (based on SPX Index)                       2,357       --                 185      --
   Embedded derivatives per SFAS 133                          --       --                (138)   (268)
                                                          ------   ------               -----   -----
      Total derivative instruments *                      $9,478   $5,991               $  74   $(242)
                                                          ======   ======               =====   =====

----------
* Total derivative instruments for 2006 are composed of an asset of $240 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability on the Supplemental Consolidated Balance Sheet. Total derivative instruments for 2005 are composed of an asset of $41 and liabilities of $6 million and $278 million on the Supplemental Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                INTEREST RATE     INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ----------------------------------------------------
                                2006     2005      2006    2005       2006   2005
                               ------   ------    ------   ----       ----   ----
                                                   (IN MILLIONS)
                               ----------------------------------------------------
Balance at beginning of year   $5,450   $4,000    $  462   $446        $58   $ 42
New contracts                     750    1,450       634     36         30     30
Terminations and maturities      (250)      --       (32)   (20)        (2)   (14)
                               ------   ------    ------   ----        ---   ----
   Balance at end of year      $5,950   $5,450    $1,064   $462        $86   $ 58
                               ======   ======    ======   ====        ===   ====

                                                          CALL OPTIONS           CALL OPTIONS
                               CREDIT DEFAULT SWAPS   (BASED ON LNC STOCK)   (BASED ON SPX INDEX)
                               ------------------------------------------------------------------
                                    2006   2005             2006   2005           2006    2005
                                    ----   ----             ----   ----         -------   ----
                                                          (IN MILLIONS)
                               ------------------------------------------------------------------
Balance at beginning of year         $20    $13              $ 1    $ 1         $    --    $--
New contracts                         10     20               --     --           3,377     --
Terminations and maturities          (10)   (13)              --     --          (1,020)    --
                                     ---    ---              ---    ---         -------    ---
   Balance at end of year            $20    $20              $ 1    $ 1         $ 2,357    $--
                                     ===    ===              ===    ===         =======    ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $1 million, less than $1 million and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS.

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income.

Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The open positions at December 31, 2006, expire in 2007 through 2026.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS.

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK.

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time as the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Supplemental Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS.

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS.

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS.

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK.

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN.

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS.

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS.

We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Supplemental Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES.

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION.

Income other than realized gains and losses for the agreements and contracts described above amounted to $77 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $176 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE, HELD-TO-MATURITY AND TRADING SECURITIES.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The fair value of policy loans outstanding has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

DERIVATIVE INSTRUMENTS.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES.

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                                         2006                  2005
                                                                 -------------------   --------------------
                                                                 CARRYING     FAIR     CARRYING      FAIR
                                                                   VALUE      VALUE      VALUE      VALUE
                                                                 --------   --------   --------   ---------
                                                                                 (IN MILLIONS)
                                                                 ------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturies                                                $ 46,331   $ 46,331   $ 32,245   $ 32,245
   Equity                                                             205        205        101        101
Trading securities                                                  2,820      2,820      2,985      2,985
Mortgage loans on real estate                                       6,024      6,187      3,662      3,859
Policy loans                                                        2,209      2,385      1,858      2,003
Derivative instruments *                                               74         74       (243)      (243)
Other investments                                                     808        808        423        423
Cash and invested cash                                              1,676      1,676      1,962      1,962
Investment type insurance contracts:                                   --         --
   Deposit contracts and certain guaranteed interest contracts    (27,422)   (27,392)   (21,270)   (21,273)
   Remaining guaranteed interest and similar contracts                (12)       (12)       (13)       (13)
Short-term debt                                                       (21)       (21)       (34)       (34)
Long-term debt                                                     (1,390)    (1,345)    (1,250)    (1,324)
Guarantees                                                             --         --         --         --
Investment commitments                                                 --       (208)        --         --

----------
* Total derivative instruments for 2006 are composed of an asset of $240 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $780 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection. The Employer Markets business provides its products through the Retirement Products segment, which consists of its Defined Contribution business. Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re Life & Health America Inc. ("Swiss Re") in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment is as follows:

                                                              2006     2005     2004
                                                             ------   ------   ------
                                                                   (IN MILLIONS)
                                                             ------------------------
REVENUE:
Segment Operating
   Revenue:
   Individual Markets:
      Individual Annuities                                   $1,849   $1,309   $1,278
      Life Insurance                                          2,611    1,840    1,847
                                                             ------   ------   ------
      Individual Markets Total                                4,460    3,149    3,125
                                                             ------   ------   ------
   Employer Markets:
      Retirement Products                                     1,290    1,168    1,125
      Group Protection                                           22       --       --
                                                             ------   ------   ------
      Employer Markets Total                                  1,312    1,168    1,125
                                                             ------   ------   ------
   Other Operations                                             445      309      621
   Consolidating adjustments                                   (164)      --     (354)
   Net realized investment results(1)                            (2)     (16)     (45)
   Reserve development net of related amortization
      on business sold  through reinsurance                       1        1        1
                                                             ------   ------   ------
      Total                                                  $6,052   $4,611   $4,473
                                                             ------   ------   ------
NET INCOME:
Segment net income:
   Individual Markets:
      Individual Annuities                                   $  317   $  197   $  169
      Life Insurance                                            386      238      252
                                                             ------   ------   ------
      Individual Markets Total                                  703      435      421
                                                             ------   ------   ------
   Employer Markets:
      Retirement Products                                       239      206      181
      Group Protection                                            5       --       --
                                                             ------   ------   ------
      Employer Markets Total                                    244      206      181
                                                             ------   ------   ------
   Other Operations                                              10       12        9
   Net realized investment results(2)                            (1)     (10)     (29)
   Reserve development net of related amortization
      on business sold through reinsurance                        1        1        1
                                                             ------   ------   ------
   Income before cumulative effect of accounting changes        957      644      583
   Cumulative effect of  accounting changes                      --       --      (26)
                                                             ------   ------   ------
Net Income                                                   $  957   $  644   $  557
                                                             ------   ------   ------

----------
(1) Includes realized losses on investments of $6 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, $(1) million and $(12) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of $4 million $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                                   2006       2005
                                                 --------   --------
                                                    (IN MILLIONS)
                                                 -------------------
ASSETS:
   Annuities                                     $ 68,530   $ 48,250
   Life Insurance                                  34,006     21,795
   Retirement Products                             35,901     33,478
   Group Protection                                   160         --
   Other Operations                                 8,355      6,649
   Consolidating adjustments                        1,932      3,882
Total                                            $148,884   $114,054

12. SHAREHOLDER'S EQUITY

All authorized and issued shares of LNL, JPL and JPLA, issues are owned by LNC.

Details underlying the supplemental consolidated balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                     2006      2005
                                                   -------   -------
                                                     (IN MILLIONS)
                                                   -----------------
Fair value of securities
   available-for-sale                              $46,536   $32,346
Cost of securities
   available-for-sale                               45,752    31,362
                                                   -------   -------
Unrealized gain                                        784       984
Adjustments to deferred acquisition
   costs and value of business acquired               (211)     (266)
Amounts required to satisfy
   policyholder commitments                            (20)      (31)
Foreign currency exchange rate
   adjustment                                           28        16
Deferred income taxes                                 (201)     (251)
                                                   -------   -------
Net unrealized gain on securities
   available-for-sale                              $   380   $   452
                                                   =======   =======

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Supplemental Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Supplemental Consolidated Statements of Shareholder's Equity are as follows:

                                                 2006    2005   2004
                                                 ----   -----   ----
                                                    (IN MILLIONS)
                                                 -------------------
Unrealized gains (losses) on
   securities available-for-sale
   arising during the year                       $(91)  $(479)  $116
Less: Reclassification adjustment
   for gains on disposals of prior
   year inventory included in net income (1)       67      39     82
Less: Federal income tax expense
   (benefit) on reclassification                  (86)   (189)    11
                                                 ----   -----   ----
Net change in unrealized gain on
   securities available-for-sale, net
   of reclassifications and federal
   income tax expense                            $(72)  $(329)  $ 23
                                                 ====   =====   ====

----------
(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Supplemental Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million and $3 million for 2006, 2005 and 2004, respectively, and net of adjustments to DAC of less than $1 million, $(7) million and $(8) million for 2006, 2005 and 2004, respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Supplemental Consolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                       TOTAL
                                                 ----------------
                                                   (IN MILLIONS)
                                                 ----------------
Amounts incurred in 2006
   Employee severance and termination benefits          $12
   Abandoned office space                                 1
                                                        ---
Total 2006 restructuring charges                         13
Amounts expended in 2006                                 (6)
                                                        ---
Restructuring reserve at December 31, 2006              $ 7
                                                        ===
Additional amounts expended that do not
qualify as restructuring charges                        $14
Expected completion date                         4th Quarter 2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Supplemental Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                                   2006    2005    2004
                                                  -----   -----   -----
                                                      (IN MILLIONS)
                                                  ---------------------
Insurance assumed                                 $  25   $  --   $  --
Insurance ceded                                    (238)   (219)   (116)
                                                  -----   -----   -----
Net reinsurance premiums and fees                 $(213)  $(219)  $(116)
                                                  =====   =====   =====

The Supplemental Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Future policy benefits and claims assumed              $  141   $    3
Future policy benefits and claims ceded                   951    1,052
Amounts recoverable from reinsurers on
   paid and unpaid losses                                  16       16
Reinsurance payable on paid losses                         11        3
Funds held under reinsurance treaties-net liability       702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,153 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199 million in for general management and investment services provided by the Company, of which $46 million remained receivable as of December 31, 2006, related to these agreements. The Company also made various disbursements to its affiliates, of which $8 million remained payable as of December 31, 2006. These balances are included in other assets on the Supplemental Consolidated Balance Sheets.

The Company owns the following securities of Jefferson-Pilot affiliates. Amounts are reflected at the carrying amounts in the Supplemental Consolidated Balance Sheets as of December 31.

                                                            2006   2005
                                                            ----   ----
Lincoln Financial Media Company
   (affiliate) Senior Promissory Notes
   due 2005 through 2013, interest
   ranging from 4.2% to 7.7%                                 $12    $16
Lincoln National Corporation (Parent)
   Senior Notes Series due 2008
   interest 4.6%                                              92     92
Lincoln National Corporation Senior
   Promissory Notes due 2007, interest
   rate of 5.25%                                               6     --

The Company recognized interest income totaling $4 million as of December 31, 2006.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expenses of less than $1 million at December 31, 2006 related to this agreement.

During 1999, JPLA paid an affiliate, Jefferson Pilot Financial Life Insurance Company (JPFIC) $100 million in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006, the cash surrender value of this policy totaled approximately $148 million.

The Company has entered into service agreements with JPL and certain of its affiliates for personnel and facilities usage, general management services, and investment management services. The Company expensed, prior to deferrals, $17 million as of December 31, 2006 for general management and investment services provided by JPL. At December 31, 2006, the Company had $5 million payable to JPL related to these service contracts. These balances are included in other assets on the Supplemental Consolidated Balance Sheets.

Report of Independent Registered Public Accounting Firm

The Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying supplemental consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2006 and 2005, and the related supplemental consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These supplemental financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The supplemental consolidated financial statements give retroactive effect to the merger of the Company with Jefferson-Pilot Life Insurance Company ("JPL"), which occurred on April 2, 2007, and which has been accounted for in a manner similar to a pooling-of-interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated acquisition accounted for by the pooling-of-interests method in the financial statements that do not include the date of consummation. These supplemental financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of The Lincoln National Life Insurance Company after financial statements covering the date of consummation of the merger are issued.

In our opinion, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles applicable after financial statements are issued for a period which includes the date of the consummation of the business combination.

As discussed in Note 2 to the supplemental consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the supplemental consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 2, 2007

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2006

     Statement of Operations - Year ended December 31, 2006

     Statements of Changes in Net Assets - Years ended December 31, 2006 and
     2005

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Cash Flows - Years ended December 31, 2006, 2005, and 2004

     Notes to Consolidated Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following consolidated financial statements for Jefferson-Pilot Life Insurance Company and Subsidiary are included in Part B of this Registration Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - For the periods April 3 through
      December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Shareholder's Equity - For the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Cash Flows - For the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Notes to Consolidated Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following supplemental consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Cash Flows - Years ended December 31, 2006, 2005, and 2004

     Notes to Supplemental Consolidated Financial Statements - December 31,
     2006

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-25990) filed on April 22, 1998.

(2) Not Applicable.

(3)(a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (d) Form of Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 20 (File No. 333-35784) filed on April 10, 2007.

(4)(a) Variable Annuity Contract (Form No. 30070) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.

   (b) Variable Annuity Amendment (Form No. AR 434-A MFS 02/04) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.

   (c) Section 457 Annuity Endorsement (Form No. AR435-I) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.

   (d) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.

     (e) Variable Annuity Payment Option Rider (I4LA-EMI 3/07)

(5) Application (33083 2/05)

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not Applicable.

(8)(a)(i) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to the Registration Statement on Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

       (ii) Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

       (iii) Form of Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-04999) filed on April 12, 2006.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) Alliance Variable Products Series Fund

       (ii) American Funds Insurance Series

       (iii) Baron Capital Funds Trust

       (iv) Delaware VIP Trust

       (v) Fidelity Variable Insurance Products

       (vi) Lincoln Variable Insurance Products Trust

       (vii) MFS Variable Insurance Trust

       (viii) Neuberger Berman Advisers Management Trust

       (ix) DWS (Scudder) Investments VIT Funds Trust

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.

(10) (a) Consent of Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable

(12) Not Applicable

(13) Not Applicable

(14) Not Applicable

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Kelly D. Clevenger*           Vice President
Frederick J. Crawford**       Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen***              Senior Vice President and Director
Barbara Kowalczyk**           Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Rise' C.M. Taylor*            Treasurer and Vice President
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

         ** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2007 there were 455,760 contract owners under Account C.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Life or Lincoln Financial Distributors, Inc. (LFD) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     b) For a listing of Officers and Directors of Lincoln Life, see Item 25. The Officers and Directors of LFD are listed below:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Duane L. Bernt**            Vice President and Treasurer
Patrick J. Caulfield*       Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass**           Director
Barbara S. Kowalczyk**      Director
Nancy A. Jordan***          Second Vice President, Chief Financial Officer
                            and Controller
Marilyn K. Ondecker***      Secretary

   * Principal Business address is 2001 Market Street, 4th Floor, Philadelphia, PA 19103

               ** Principal Business address is 1500 Market Street, Suite 3900, Philadelphia, PA 19102

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 26th day of April, 2007.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM) Select
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Peter L. Witkewiz
            ------------------------------------
            Peter L. Witkewiz
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 26, 2007.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis Glass
*                                Chief Financial Officer and Director (Principal Financial
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                                 Officer/Principal Accounting Officer)
Frederick J. Crawford
*                                Senior Vice President and Director
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Mark E. Konen
*                                Director
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Barbara S. Kowalczyk
*                                Senior Vice President and Director
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See Yeng Quek
*                                Senior Vice President and Director
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Westley V. Thompson
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
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  Kelly D. Clevenger